UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Richard C. Noyes, Secretary
Westcore Trust
1290 Broadway, Suite 1100, Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2017 – June 30, 2017

Item 1.	Reports to Stockholders.

Westcore Funds®

Denver Investments

2017

Semi-Annual Report

JUNE 30, 2017

Fund	TICKER SYMBOLS Retail Class	Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Small-Cap Growth Fund II*	–	WTSLX
Westcore Mid-Cap Value Dividend Fund	WTMCX	WIMCX
Westcore Mid-Cap Value Dividend Fund II*	WTMGX	WIMGX
Westcore Smid-Cap Value Dividend Fund	WTSDX	WISDX
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Global Large-Cap Dividend Fund	WTMVX	WIMVX
Westcore Large-Cap Dividend Fund*	WTEIX	WILGX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	WIIFX
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Municipal Opportunities Fund	WTTAX	WITAX
Westcore Colorado Tax-Exempt Fund	WTCOX	WICOX

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

*Effective December 27, 2016, the Westcore Growth Fund's name was changed to Westcore Large-Cap Dividend Fund; the Westcore MIDCO Growth Fund's name was changed to Westcore Mid-Cap Value Dividend Fund II; and the Westcore Select Fund's name was changed to Westcore Small-Cap Growth Fund II

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Westcore Small‐Cap Growth Fund	2
Westcore Small‐Cap Growth Fund II	4
Westcore Mid‐Cap Value Dividend Fund	6
Westcore Mid‐Cap Value Dividend Fund II	8
Westcore Smid‐Cap Value Dividend Fund	10
Westcore Small‐Cap Value Dividend Fund	12
Westcore Global Large‐Cap Dividend Fund	14
Westcore Large‐Cap Dividend Fund	16
Westcore Micro‐Cap Opportunity Fund	18
Westcore International Small‐Cap Fund	20
Westcore Flexible Income Fund	22
Westcore Plus Bond Fund	24
Westcore Municipal Opportunities Fund	26
Westcore Colorado Tax‐Exempt Fund	28
FUND EXPENSES	30
IMPORTANT DISCLOSURES	34
FINANCIAL STATEMENTS	39
Statements of Investments	39
Statements of Assets and Liabilities	86
Statements of Operations	89
Statements of Changes in Net Assets	92
Financial Highlights	97
Notes to Financial Statements	123

Semi-Annual Report | June 30, 2017 |

Intentionally Left Blank

Westcore Funds	Shareholder Letter

June 30, 2017 (Unaudited)

Dear Fellow Shareholders,

Equity markets showed strength across the board in the first six months of 2017. The S&P 500® Index and the Dow Jones Industrial Average each rose more than 9%, the Nasdaq Composite Index gained 14.07%, and international stocks, as represented by the MSCI ACWI Index, gained 11.48%. Various factors contributed to the strong first half, including improving economies, strengthening corporate earnings, and low volatility in the U.S., European, and Asian stock markets.

Many sectors performed well on the domestic front. The health care, industrials, and financials sectors produced positive returns. Financial stocks in the S&P 500® Index have led all sectors since the Presidential election. Another positive sector was information technology, which fueled the Nasdaq. On the downside, energy and telecommunication services posted negative returns for both the second quarter and year‐to‐date. In the first half, stocks of larger companies performed better than stocks of smaller companies, and growth outperformed value.

U.S. bond yields declined even as the Federal Reserve increased the short‐term federal‐funds target rate two times this year. The second increase, which occurred in June, pushed the rate up another 0.25% and marked the fourth rate hike since the end of 2015. These rate increases reflect the Fed’s apparent view that economic growth will continue and inflation is likely to rise. However, skepticism remains in the markets. U.S. inflation measures dropped from 1.8% in February to 1.4% in June, both of which are short of the Federal Reserve’s desired goal of 2%. Weaker measures of inflation, such as these, can cause bond yields to decline, and when that occurs, bond prices rise. Given this environment in the first half of the year, U.S. bonds generally produced stable to slightly positive returns.

The municipal bond market saw yields decrease during the second quarter. The 10‐year AAA rated municipal bond yield fell from 2.25% to 1.96%.

As noted above, international markets performed well in the first six months of the year. Investors focused on signs of global economic recovery while keeping a watchful eye on the intentions signaled by central banks. Increased demand strengthened foreign currencies and as they grew stronger, the U.S. dollar weakened.

For more information on the first half of the year and how your Westcore Funds performed, please see the following pages. In addition, the Westcore Fund family is very proud of recent awards received by our value and fixed income funds. To learn more about these awards, please visit our website at www.westcore.com.

As we navigate these ever‐changing markets, you, our shareholders, are our priority.

Thank you for investing in the Westcore Funds.

Mary K. Anstine Chairman	Janice M. Teague President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Denver Investments, Westcore Funds, nor any Westcore Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Semi-Annual Report | June 30, 2017 |	1

Westcore Small-Cap Growth Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management
Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	15.89%	29.44%	6.86%	–	–	6.85%	12/20/2013
Institutional Class (WISGX)	15.88	29.64	7.25	–	–	7.21	12/20/2013
Russell 2000® Growth Index	9.97	24.40	7.64	–	–	7.62
Lipper Small-Cap Growth Index	10.98	20.55	6.56	–	–	5.97

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 5.93%, Net: 1.24% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.63%, Net: 0.99%
Sector Allocation(as of 6/30/17)

Information Technology	24.0%
Health Care	19.4
Consumer Discretionary	18.6
Industrials	13.3
Financials	8.9
Energy	4.0
Materials	2.8
Consumer Staples	2.5
Real Estate	1.9
Telecommunication Services	1.8

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

Advisory Board Co.	2.7%
Monolithic Power Systems, Inc.	2.6
Evercore Partners, Inc.	2.3
EPAM Systems, Inc.	2.2
Envestnet, Inc.	2.1
Acadia Healthcare Co., Inc.	2.1
Live Nation Entertainment, Inc.	2.0
PolyOne Corp.	2.0
Vail Resorts, Inc.	2.0
Globant SA	1.9
Total (% of Net Assets)	21.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.24% for the Fund’s Retail Class for such period. The second waiver/ reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.westcore.com

Westcore Small-Cap Growth Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
For the first six months of 2017, the Russell 2000® Growth Index returned 9.97%, while the Russell 2000® Value Index returned 0.54%. Looking back, the last twelve months have been quite a stylistic roller coaster and, interestingly, after the Russell 2000® Value Index’s post-election rally in the fourth quarter of 2016, followed by the Russell 2000® Growth Index’s rally in 2017, the two indexes have performed nearly identically for the last twelve months, returning approximately 25% each. Taking a step back, this has been a remarkable bull market for equities.

Fund Performance
For the first half of 2017, the Westcore Small-Cap Growth Fund outperformed its benchmark, returning 15.89% (retail class) compared to the Russell 2000® Growth Index’s 9.97% return for the same period.

Contributors to Return
The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2017 were information technology, health care, and industrials. The Fund’s best-performing stock in the period was Advisory Board Co., which provides performance improvement software and solutions to the health care and higher education industries. The stock outperformed largely based on speculation that the company would be acquired. Regardless of whether a transaction comes to fruition in the near term, we believe in the company’s long-term growth opportunities and its competitive positioning. Also outperforming in the first half of the year was Intersect ENT, Inc., a medical device company focused on therapies for patients suffering from chronic sinusitis. The stock outperformed during the first half as near-term reimbursement concerns abated. As the market for chronic sinusitis therapies continues to expand, we are excited about the potential for Intersect’s currently available and pipeline products. Another top contributor was LendingTree, Inc., the premier lead-generation company for the lending industry. LendingTree continued to gain market share in the industry and expand its product set.

Detractors from Return
The three sectors that detracted most from the Fund’s performance relative to its benchmark in the first half of 2017 were energy,

telecommunication services, and real estate. The Fund’s worst-performing stock in the period was PDC Energy, Inc., an exploration and production company focused on operations in the Niobrara Formation and Permian Basin. Regulatory concerns in Colorado drove the stock’s underperformance. We believe, however, that the issues will prove transitory and have limited impact on the company’s long-term growth prospects. PDC has, in our opinion, continued to execute well and grow production. IMAX Corp., a leader in film technologies, was also a significant drag on the Fund’s performance in the first half of 2017. Despite a strong growth rate for new IMAX installations, the company suffered as global box office sales for films have been consistently weak. We believe the growth opportunity for IMAX screens remains robust, especially in China. Recent cost reductions and stock buyback authorization should, in our opinion, help support the stock at its current valuation. Microsemi Corp., a provider of semiconductors to the aerospace and defense, communications, data center, and industrial markets, was also weak in the first half of the year. In particular, concerns regarding optical equipment spending in China hampered the stock. In our opinion, Microsemi remains attractive due to its robust growth profile, tailwinds across nearly all segments of its business, and significant cash-flow generation.

Outlook and Positioning
As of the end of the first half of 2017, the Fund was overweighted in the consumer discretionary and financials sectors and underweighted primarily in the health care and industrials sectors.

The current economic recovery remains one of the longest on record, now sitting at 96 months. We still believe that we are in the later innings of an economic cycle. Despite this, the economy has continued to chug along at a relatively low-growth rate and we believe this favors strong growth companies that are less dependent on economic growth or cyclical trends. However, in our opinion, valuations have become increasingly difficult to justify in some of the higher-growth areas of the market. As a result, we have been actively executing our risk management disciplines by trimming or exiting positions in some of the more expensive areas of the market as they achieve our price targets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
Advisory Board Co.	2.35%	1.03%
Take-Two Interactive Software, Inc.	1.46	0.99
Intersect ENT, Inc.	0.98	0.96
RingCentral, Inc.	1.37	0.84
LendingTree, Inc.	1.38	0.81
5 Lowest	Average Weight	Contribution to Return
Microsemi Corp.	1.99%	-0.26%
RSP Permian, Inc.	0.97	-0.32
IMAX Corp.	1.57	-0.47
National CineMedia, Inc.	0.89	-0.54
PDC Energy, Inc.	1.35	-0.69

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	3

Westcore Small-Cap Growth Fund II	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management
Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Institutional Class (WTSLX)*	21.29%	17.67%	-0.62%	7.18%	3.64%	9.84%	10/1/1999
Russell 2000® Growth Index	9.97	24.40	7.64	13.98	7.82	6.47
Westcore Small-Cap Growth II Custom Index	9.97	15.55	7.37	13.90	7.73	7.15
Russell Midcap® Growth Index	11.40	17.05	7.83	14.19	7.87	7.23
Lipper Small-Cap Growth Index	10.98	20.55	6.56	12.48	6.46	6.79

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.15%
Sector Allocation(as of 6/30/17)

Information Technology	23.1%
Health Care	18.7
Consumer Discretionary	17.9
Industrials	12.8
Financials	8.5
Energy	3.9
Materials	2.7
Consumer Staples	2.4
Real Estate	1.8
Telecommunication Services	1.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

Advisory Board Co.	2.8%
Monolithic Power Systems, Inc.	2.6
Evercore Partners, Inc.	2.3
EPAM Systems, Inc.	2.2
Envestnet, Inc.	2.1
Acadia Healthcare Co., Inc.	2.1
Live Nation Entertainment, Inc.	2.0
Vail Resorts, Inc.	2.0
PolyOne Corp.	2.0
Globant SA	1.9
Total (% of Net Assets)	21.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

*	Effective December 27, 2016 the Retail Class was designated Institutional Class.

Effective December 27, 2016, the Westcore Select Fund was renamed the Westcore Small-Cap Growth Fund II and was repositioned to focus on small growth companies.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Institutional Class (formerly known as the Retail Class prior to December 27, 2016) for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

4	| www.westcore.com

Westcore Small-Cap Growth Fund II	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
For the first six months of 2017, the Russell 2000® Growth Index returned 9.97%, while the Russell 2000® Value Index returned 0.54%. Looking back, the last twelve months have been quite a stylistic roller coaster and, interestingly, after the Russell 2000® Value Index’s post-election rally in the fourth quarter of 2016, followed by the Russell 2000® Growth Index’s rally in 2017, the two indexes have performed nearly identically for the last twelve months, returning approximately 25% each. Taking a step back, this has been a remarkable bull market for equities.

Fund Performance
For the first half of 2017, the Westcore Small-Cap Growth Fund II outperformed its benchmark, returning 21.29% compared to the Russell 2000® Growth Index’s 9.97% return over the same period. At the end of the period, the Westcore Small-Cap Growth Fund II received a settlement payment from a stock that was held in the Fund several years ago, prior to its change in investment strategy on December 27, 2016. This payment added 4.96% to the Fund’s return for the first six months of 2017.

Contributors to Return
The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2017 were information technology, health care, and industrials. The Fund’s best-performing stock in the period was Advisory Board Co., which provides performance improvement software and solutions to the health care and higher education industries. The stock outperformed largely based on speculation that the company would be acquired. Regardless of whether a transaction comes to fruition in the near term, we believe in the company’s long-term growth opportunities and its competitive positioning. Also outperforming in the first half of the year was Intersect ENT, Inc., a medical device company focused on therapies for patients suffering from chronic sinusitis. The stock outperformed during the first half as near-term reimbursement concerns abated. As the market for chronic sinusitis therapies continues to expand, we are excited about the potential for Intersect’s currently available and pipeline products. Another top contributor was LendingTree, Inc., the premier lead-generation company for the lending industry. LendingTree continued to gain market share in the industry and expand its product set.

Detractors from Return
The three sectors that detracted most from the Fund’s performance relative to its benchmark in the first half of 2017 were energy, telecommunication services, and real estate. The Fund’s worst-performing stock in the period was PDC Energy, Inc., an exploration and production company focused on operations in the Niobrara Formation and Permian Basin. Regulatory concerns in Colorado drove the stock’s underperformance, however, we believe the issues will prove transitory and have limited impact on the company’s long-term growth prospects. PDC has, in our opinion, continued to execute well and grow production. IMAX Corp., a leader in film technologies, was also a significant drag on the Fund’s performance in the first half of 2017. Despite a strong growth rate for new IMAX installations, the company suffered as global box office sales for films have been consistently weak. We believe the growth opportunity for IMAX screens remains robust, especially in China. Recent cost reductions and stock buyback authorization should, in our opinion, help support the stock at its current valuation. Microsemi Corp., a provider of semiconductors to the aerospace and defense, communications, data center, and industrial markets, was also weak in the first half of the year. In particular, concerns regarding optical equipment spending in China hampered the stock. In our opinion, Microsemi remains attractive due to its robust growth profile, tailwinds across nearly all segments of its business, and significant cash-flow generation.

Outlook and Positioning
As of the end of the first half of 2017, the Fund was overweighted in the consumer discretionary and energy sectors and underweighted primarily in the health care and industrials sectors.

The current economic recovery remains one of the longest on record, now sitting at 96 months. We still believe that we are in the later innings of an economic cycle. Despite this, the economy has continued to chug along at a relatively low-growth rate and we believe this favors strong growth companies that are less dependent on economic growth or cyclical trends. However, in our opinion, valuations have become increasingly difficult to justify in some of the higher-growth areas of the market. As a result, we have been actively executing our risk management disciplines by trimming or exiting positions in some of the more expensive areas of the market as they achieve our price targets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
Advisory Board Co.	2.38%	1.05%
Take-Two Interactive Software, Inc.	1.47	1.01
Intersect ENT, Inc.	0.99	0.96
RingCentral, Inc.	1.38	0.85
LendingTree, Inc.	1.39	0.81
5 Lowest	Average Weight	Contribution to Return
Microsemi Corp.	2.01%	-0.26%
RSP Permian, Inc.	0.97	-0.32
IMAX Corp.	1.59	-0.48
National CineMedia, Inc.	0.90	-0.54
PDC Energy, Inc.	1.35	-0.69

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	5

Westcore Mid-Cap Value Dividend Fund	Fund Overview
June 30, 2017 (Unaudited)

Fund Strategy
Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.	Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	0.95%	13.88%	8.87%	14.29%	5.45%	9.46%	10/1/1998
Institutional Class (WIMCX)	1.08	14.14	8.98	14.36	5.48	9.48	4/29/2016
Russell Midcap® Value Index	5.18	15.93	7.46	15.14	7.23	10.32
Lipper Mid-Cap Value Index	3.15	15.90	5.37	13.71	6.39	9.59

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.16%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 0.91%
Sector Allocation(as of 6/30/17)
Interest Rate Sensitive	20.4%
Consumer	15.5
REITs	12.7
Capital Goods	12.0
Medical / Healthcare	8.9
Utilities	8.8
Technology	8.3
Energy	7.8
Basic Materials	5.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)
Ingredion, Inc.	2.7%
Tyson Foods, Inc.	2.6
AmTrust Financial Services, Inc.	2.6
Public Service Enterprise Group, Inc.	2.5
Realogy Holdings Corp.	2.5
Xcel Energy, Inc.	2.3
Spire, Inc.	2.2
AmerisourceBergen Corp.	2.2
Uniti Group, Inc.	2.1
Range Resources Corp.	2.0
Total (% of Net Assets)	23.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

6	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, but value stocks took a pause in the second quarter as reality did not meet those lofty near-term expectations. Excitement around the pro-business policies of the new administration took a back seat following the failure to pass the American Health Care Act of 2017 and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, the outlook for inflation dimmed and other economic indicators began to signal the potential for a slowdown, despite the Federal Reserve’s apparent optimism as it raised rates for the fourth time since December 2015. As a result of a more subdued outlook for U.S. economic growth, growth stocks (which have historically been less economically sensitive than value stocks) outperformed value stocks year-to-date. Additionally, investors shifted assets to larger capitalization companies and to more defensive sectors, such as health care and utilities, and away from more cyclical sectors, such as energy and basic materials.

Fund Performance
The Westcore Mid-Cap Value Dividend Fund returned 0.95% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell Midcap® Value Index, which returned 5.18% for the same period. The Fund was positioned more heavily in the smaller capitalization portion of the mid-cap universe where we have found more value over the past few years. As investors’ preferences shifted toward larger capitalization companies, this created a headwind for the Fund. However, the primary driver of underperformance year-to-date was stock selection.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to its benchmark were medical/healthcare and REITs. The Fund’s individual top performers were led by CyrusOne, Inc., a provider of mission-critical data center facilities. As it logged one of its strongest leasing quarters on record, the company announced solid financial results, which included increased full-year guidance for earnings estimates. Lam Research Corp. was also among the Fund’s strongest contributors. This semiconductor equipment company, benefited from robust demand for its 3D NAND flash storage technology, which helped drive strong financial results. Grifols SA, is a pharmaceutical company that primarily provides plasma-based therapeutics. The company reported continued improvement in the financial performance of its bioscience division and improving margins following a period of significant capacity expansion investment. Pharmaceutical distribution company AmerisourceBergen Corp. was a solid contributor due to better-than-expected industry pricing dynamics. PVH Corp., a designer and marketer of branded dress shirts, produced strong financial results despite the backdrop of a difficult retail environment. The company revised guidance for earnings estimates up given the strength of its global brands and corresponding business momentum.

Detractors from Return
The Fund’s weakest sectors relative to its benchmark were interest rate sensitive, consumer, and technology. AmTrust Financial Services, Inc., a provider of insurance services primarily to small businesses, was the Fund’s largest individual detractor. During the second quarter, the Wall Street Journal published a story involving alleged accounting issues at AmTrust in 2013 and 2014. Although this information had been revealed previously, investors reacted anew and the stock underperformed. Noble Energy, Inc., an oil and gas exploration and production company, succumbed to market uncertainty about oil prices. This was coupled with a competitor incident in Colorado that heightened sensitivity to regulatory risk. Another energy holding, oil and gas producer SM Energy Co., also faced continued pressure from the uncertain oil price environment. We believe the market is overly penalizing the company and we are optimistic given its recent Permian Basin asset purchase. Foot Locker, Inc., a global retailer of athletic shoes and apparel, was the Fund’s largest detractor in the consumer sector. The retail environment continued to be challenging and Foot Locker was no exception. After missing quarterly financial estimates, news that Nike had decided to go direct through Amazon further pressured Footlocker’s shares. Avnet, Inc. was the Fund’s weakest performer in the technology sector. This electronics and components distributor posted sales shortfalls that were caused by consolidation of its suppliers. Additionally, increased costs associated with implementation of its process management software system contributed to the company’s disappointing financial results.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	2.28%	0.60%
Lam Research Corp.	1.43	0.59
Grifols SA	1.67	0.44
AmerisourceBergen Corp.	1.93	0.39
PVH Corp.	1.44	0.37

5 Lowest	Average Weight	Contribution to Return
Avnet, Inc.	1.88%	-0.35%
Foot Locker, Inc.	1.30	-0.41
SM Energy Co.	0.82	-0.53
Noble Energy, Inc.	2.05	-0.57
AmTrust Financial Services, Inc.	2.04	-1.06
Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	7

Westcore Mid-Cap Value Dividend Fund II	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager Troy Dayton, CFA Portfolio Manager CFA is a trademark owned by CFA Institute.	Mark M. Adelmann, CFA, CPA Portfolio Manager Lisa Z. Ramirez, CFA Portfolio Manager Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class
(WTMGX)	1.12%	1.16%	-3.63%	7.40%	3.43%	9.44%	8/1/1986
Institutional Class
(WIMGX)	1.09	1.35	-3.44	7.61	3.60	9.50	9/28/2007
Russell Midcap®
Value Index	5.18	15.93	7.46	15.14	7.23	11.83
Westcore Mid-Cap
Value Dividend
II Custom Index	5.18	10.51	5.78	12.89	7.26	10.19
Russell Midcap®
Growth Index	11.40	17.05	7.83	14.19	7.87	10.40
Lipper Mid-Cap
Value Index	3.15	15.90	5.37	13.71	6.39	10.46

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 1.12%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 0.93%
Sector Allocation (as of 6/30/17)

Interest Rate Sensitive	19.9%
Consumer	15.1
REITs	12.4
Capital Goods	11.6
Medical / Healthcare	8.6
Utilities	8.5
Technology	8.0
Energy	7.6
Basic Materials	5.5

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

Ingredion, Inc.	2.6%
Tyson Foods, Inc.	2.6
AmTrust Financial Services, Inc.	2.5
Public Service Enterprise Group, Inc.	2.5
Realogy Holdings Corp.	2.4
Xcel Energy, Inc.	2.2
Uniti Group, Inc.	2.1
AmerisourceBergen Corp.	2.1
Spire, Inc.	2.1
Range Resources Corp.	2.0
Total (% of Net Assets)	23.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Effective December 27, 2016, the Westcore MIDCO Growth Fund was renamed the Westcore Mid-Cap Value Dividend Fund II and was repositioned to focus on medium-sized dividend-paying companies whose stocks appear undervalued.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

8	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, but value stocks took a pause in the second quarter as reality did not meet those lofty near-term expectations. Excitement around the pro-business policies of the new administration took a back seat following the failure to pass the American Health Care Act of 2017 and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, the outlook for inflation dimmed and other economic indicators began to signal the potential for a slowdown, despite the Federal Reserve’s apparent optimism as it raised rates for the fourth time since December 2015. As a result of a more subdued outlook for U.S. economic growth, growth stocks (which have historically been less economically sensitive than value stocks) outperformed value stocks year-to-date. Additionally, investors shifted assets to larger capitalization companies and to more defensive sectors, such as health care and utilities, and away from more cyclical sectors, such as energy and basic materials.

Fund Performance
The Westcore Mid-Cap Value Dividend Fund II returned 1.12% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell Midcap® Value Index, which returned 5.18% over the same period. The Fund was positioned more heavily in the smaller capitalization portion of the mid-cap universe where we have found more value over the past few years. As investors’ preference shifted toward larger capitalization companies, this created a headwind for the Fund. However, the primary driver of underperformance year-to-date was stock selection.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to its benchmark were medical/healthcare and REITs. The Fund’s individual top performers were led by CyrusOne, Inc., a provider of mission-critical data center facilities. As it logged one of its strongest leasing quarters on record, the company announced solid financial results, which included increased full-year guidance for earnings estimates. Lam Research Corp. was also among the Fund’s strongest contributors. This semiconductor equipment company, benefited from robust demand for its 3D NAND flash storage technology, which helped drive strong financial results. Grifols SA, is a pharmaceutical company that primarily provides plasma-based therapeutics. The company reported continued improvement in the financial performance of its bioscience division and improving margins following a period of significant capacity expansion investment. Pharmaceutical distribution company AmerisourceBergen Corp. was a solid contributor due to better-than-expected industry pricing dynamics. PVH Corp., a designer and marketer of branded dress shirts, produced strong financial results despite the backdrop of a difficult retail environment. The company revised guidance for earnings estimates up given the strength of its global brands and corresponding business momentum.

Detractors from Return
The Fund’s weakest sectors relative to its benchmark were interest rate sensitive, consumer, and technology. AmTrust Financial Services, Inc., a provider of insurance services primarily to small businesses, was the Fund’s largest individual detractor. During the second quarter, the Wall Street Journal published a story involving alleged accounting issues at AmTrust in 2013 and 2014. Although this information had been revealed previously, investors reacted anew and the stock underperformed. Noble Energy, Inc., an oil and gas exploration and production company, succumbed to market uncertainty about oil prices. This was coupled with a competitor incident in Colorado that heightened sensitivity to regulatory risk. Another energy holding, oil and gas producer SM Energy Co., also faced continued pressure from the uncertain oil price environment. We believe the market is overly penalizing the company and we are optimistic given its recent Permian Basin asset purchase. Foot Locker, Inc., a global retailer of athletic shoes and apparel, was the Fund’s largest detractor in the consumer sector. The retail environment continued to be challenging and Foot Locker was no exception. After missing quarterly financial estimates, news that Nike had decided to go direct through Amazon further pressured Footlocker’s shares. Avnet, Inc. was the Fund’s weakest performer in the technology sector. This electronics and components distributor posted sales shortfalls that were caused by consolidation of its suppliers. Additionally, increased costs associated with implementation of its process management software system contributed to the company’s disappointing financial results.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	2.29%	0.60%
Lam Research Corp.	1.44	0.60
Grifols SA	1.67	0.45
AmerisourceBergen Corp.	1.93	0.38
PVH Corp.	1.44	0.37
5 Lowest	Average Weight	Contribution to Return
Avnet, Inc.	1.89%	-0.36%
Foot Locker, Inc.	1.30	-0.40
SM Energy Co.	0.82	-0.53
Noble Energy, Inc.	2.06	-0.57
AmTrust Financial Services, Inc.	2.04	-1.07

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi Annual Report | June 30, 2017 |	9

Westcore Smid-Cap Value Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in small- and medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	-0.70%	—	—	—	—	-1.40%	12/16/2016
Institutional Class (WISDX)	-0.60	—	—	—	—	-1.30	12/16/2016
Russell 2500™ Value Index	1.95	—	—	—	—	1.82
Lipper Mid-Cap Value Index	3.15	—	—	—	—	2.23

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 42.04%, Net: 1.22%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 34.19%, Net: 1.09%
Sector Allocation (as of 6/30/17)

Interest Rate Sensitive	27.1%
Consumer	13.2
Capital Goods	12.7
REITs	12.1
Technology	8.8
Medical / Healthcare	8.3
Basic Materials	6.0
Energy	5.9
Utilities	4.7

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)
Phibro Animal Health Corp.	2.4%
TiVo Corp.	2.3
Spire, Inc.	2.2
Realogy Holdings Corp.	2.1
Enerplus Corp.	2.1
Ingredion, Inc.	2.1
Greenbrier Cos., Inc.	2.0
AmTrust Financial Services, Inc.	2.0
Fifth Third Bancorp	1.9
Radian Group, Inc.	1.9
Total (% of Net Assets)	20.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/ reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

10	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, but value stocks took a pause in the second quarter as reality did not meet those lofty near-term expectations. Excitement around the pro-business policies of the new administration took a back seat following the failure to pass the American Health Care Act of 2017 and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, the outlook for inflation dimmed and other economic indicators began to signal the potential for a slowdown, despite the Federal Reserve’s apparent optimism as it raised rates for the fourth time since December 2015. As a result of a more subdued outlook for U.S. economic growth, growth stocks (which have historically been less economically sensitive than value stocks) outperformed value stocks year-to-date. Additionally, investors shifted assets to larger capitalization companies and to more defensive sectors, such as health care and utilities, and away from more cyclical sectors, such as energy and basic materials.

Fund Performance
The Westcore Smid-Cap Value Dividend Fund returned -0.70% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell 2500TM Value Index, which returned 1.95% over the same period.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to its benchmark were energy, REITs, and medical/healthcare. The Fund’s individual top performers were led by CyrusOne, Inc., a provider of mission-critical data center facilities. The company logged one of its strongest leasing quarters on record and announced solid financial results, which included increased full-year guidance for earnings estimates. Animal health and mineral nutrition company Phibro Animal Health Corp. posted better-than-expected results, driven by strong performance in its nutritional products and vaccines business units. GEO Group, Inc., a developer, owner, and operator of prisons and post-release services, was another strong contributor. Its solid performance was driven by a favorable outlook for Federal use of private prisons and by solid financial results. Realogy Holdings Corp.

is a residential real estate and brokerage company. It posted strong financial results due to recent improvements in technology solutions and talent retention, which resulted in share price appreciation. Lam Research Corp. was also among the Fund’s strongest performers. This semiconductor equipment company benefited from robust demand for its 3D NAND flash storage technology, which helped drive strong financial results.

Detractors from Return
The Fund’s weakest sectors relative to its benchmark were consumer, interest rate sensitive, and technology. AmTrust Financial Services, Inc., a provider of insurance services primarily to small businesses, was the Fund’s largest individual detractor. During the second quarter, the Wall Street Journal published a story involving alleged accounting issues at AmTrust in 2013 and 2014. Although this information had been revealed previously, investors reacted anew and the stock underperformed. Oil and gas producer SM Energy Co. continued to face pressure from the uncertain oil price environment. We believe the market is overly penalizing the company and are optimistic given its recent Permian Basin asset purchase. Specialty fashion retailer Cato Corp. was another detractor. It experienced share price weakness as the company continued its effort to fix past merchandising missteps against the backdrop of a difficult retail environment. Dairy processor and distributor Dean Foods Co. also detracted from performance. Its financial results missed consensus expectations and concerns around potential competitive industry pricing with new retail grocery entrants into the U.S. market pressured the stock. AMC Entertainment Holdings, Inc., an owner and operator of movie theaters, was another drag on the Fund’s performance. Difficult box office sales and ongoing negotiations around Premium Video on Demand (PVOD) pricing led to its underperformance.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	2.28%	0.57%
Phibro Animal Health Corp.	1.95	0.53
GEO Group, Inc.	1.46	0.49
Realogy Holdings Corp.	2.00	0.47
Lam Research Corp.	1.11	0.42
5 Lowest	Average Weight	Contribution to Return
AMC Entertainment Holdings, Inc.	1.13%	-0.40%
Dean Foods Co.	2.11	-0.49
Cato Corp.	1.03	-0.50
SM Energy Co.	1.54	-1.07
AmTrust Financial Services, Inc.	1.93	-1.12

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	11

Westcore Small-Cap Value Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager Troy Dayton, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager Lisa Z. Ramirez, CFA Portfolio Manager Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	-2.56%	19.15%	6.42%	11.83%	5.37%	7.19%	12/13/2004
Institutional Class (WISVX)	-2.47	19.29	6.61	12.04	5.51	7.30	9/28/2007
Russell 2000® Value Index	0.54	24.86	7.02	13.39	5.92	7.34
Lipper Small-Cap Value Index	0.79	22.99	5.35	12.53	6.05	7.59

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.46%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.09%
Sector Allocation (as of 6/30/17)

Interest Rate Sensitive	28.8%
Technology	13.5
Consumer	13.2
Capital Goods	12.5
REITs	10.2
Medical / Healthcare	6.7
Utilities	4.7
Energy	4.2
Basic Materials	4.1

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

Enerplus Corp.	2.8%
Dean Foods Co.	2.8
TiVo Corp.	2.6
AmTrust Financial Services, Inc.	2.5
CBL & Associates Properties, Inc.	2.5
Spire, Inc.	2.4
Sinclair Broadcast Group, Inc.	2.4
Radian Group, Inc.	2.2
Realogy Holdings Corp.	2.2
Umpqua Holdings Corp.	2.1
Total (% of Net Assets)	24.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/ reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

12	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, but value stocks took a pause in the second quarter as reality did not meet those lofty near-term expectations. Excitement around the pro-business policies of the new administration took a back seat following the failure to pass the American Health Care Act of 2017 and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, the outlook for inflation dimmed and other economic indicators began to signal the potential for a slowdown, despite the Federal Reserve’s apparent optimism as it raised rates for the fourth time since December 2015. As a result of a more subdued outlook for U.S. economic growth, growth stocks (which have historically been less economically sensitive than value stocks) outperformed value stocks year-to-date. Additionally, investors shifted assets to larger capitalization companies and to more defensive sectors, such as health care and utilities, and away from more cyclical sectors, such as energy and basic materials.

Fund Performance
The Westcore Small-Cap Value Dividend Fund returned -2.56% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell 2000® Value Index, which returned 0.54% for the same period.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to its benchmark were REITs, energy, and utilities. The Fund’s individual top performers were led by REIT sector holdings CyrusOne, Inc. and GEO Group, Inc. CyrusOne is a provider of mission-critical data center facilities. The company logged one of its strongest leasing quarters on record and announced solid financial results, which included increased full-year guidance for earnings estimates. GEO Group is a developer, owner, and operator of prisons and post-release services. Its strong performance was driven by a favorable outlook for Federal use of private prisons and by solid financial results. National food supplier AdvancePierre Foods Holdings, Inc. is a producer of ready-to-eat sandwiches, sandwich components, and other entrees and snacks. The company’s strong return and cash-flow improvement potential caught the attention of Tyson Foods, Inc. and in the second quarter it was announced that Tyson would acquire AdvancePierre. Animal health and mineral nutrition company Phibro Animal Health Corp. posted better-than-expected results, driven by strong performance in its nutritional products and vaccines business units. Realogy Holdings Corp. is a residential real estate and brokerage company. It posted strong financial results due to recent improvements in technology solutions and talent retention, which resulted in share price appreciation.

Detractors from Return
The Fund’s weakest sectors relative to its benchmark were capital goods, interest rate sensitive, and consumer. From an individual stock perspective, SM Energy Co. detracted most from the Fund’s performance. This oil and gas producer continued to face pressure from the uncertain oil price environment. We believe the market is overly penalizing the company and are optimistic given its recent Permian Basin asset purchase. The Fund’s largest detractor within the interest rate sensitive sector was AmTrust Financial Services, Inc., a provider of insurance services primarily to small businesses. During the second quarter, the Wall Street Journal published a story involving alleged accounting issues at AmTrust in 2013 and 2014. Although this information had been revealed previously, investors reacted anew and the stock underperformed. Dairy processor and distributor Dean Foods Co. also detracted from performance. Its financial results missed consensus expectations and concerns around potential competitive industry pricing with new retail grocery entrants into the U.S. market pressured the stock. Engineering and construction company Chicago Bridge & Iron Co. was another drag on performance. A continuation of project cost overruns resulted in disappointing quarterly results. This, coupled with a dearth of new project awards, led to share price weakness. AMC Entertainment Holdings, Inc., an owner and operator of movie theaters, was another detractor in the period. Difficult box office sales and ongoing negotiations around Premium Video on Demand (PVOD) pricing led to its underperformance.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic, and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CyrusOne, Inc.	2.44%	0.64%
GEO Group, Inc	1.99	0.55
AdvancePierre Foods Holdings, Inc.	0.91	0.49
Phibro Animal Health Corp.	1.71	0.46
Realogy Holdings Corp.	1.81	0.43
5 Lowest	Average Weight	Contribution to Return
AMC Entertainment Holdings, Inc.	1.64%	-0.60%
Chicago Bridge & Iron Co. NV	1.15	-0.71
Dean Foods Co.	3.23	-0.75
AmTrust Financial Services, Inc.	2.12	-1.16
SM Energy Co.	1.61	-1.18

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	13

Westcore Global Large-Cap Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager Troy Dayton, CFA Portfolio Manager Mark M. Adelmann, CFA, CPA Portfolio Manager CFA is a trademark owned by CFA Institute.	Paul A. Kuppinger, CFA Portfolio Manager Lisa Z. Ramirez, CFA Portfolio Manager Alex A. Ruehle, CFA Portfolio Manager

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	10.16%	13.34%	5.63%	10.45%	4.40%	8.57%	6/1/1988
Institutional Class (WIMVX)	10.39	13.57	5.81	10.67	4.57	8.63	9/28/2007
Russell Developed Large-Cap Index	10.63	18.28	5.30	11.64	4.17	—
Westcore Global Large-Cap Dividend Custom Index	10.63	18.28	5.30	11.19	5.55	9.77
S&P 500® Index	9.34	17.90	9.61	14.63	7.18	10.35
Lipper Large-Cap Core Index	8.90	18.73	8.25	13.73	6.40	9.30

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.23%, Net: 1.00%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.23%, Net: 0.82%
Sector Allocation (as of 6/30/17)

Consumer Discretionary	15.1%
Consumer Staples	13.6
Health Care	13.5
Financials	12.9
Information Technology	12.3
Industrials	10.7
Energy	9.2
Utilities	3.3
Materials	3.2
Telecommunication Services	2.2

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

CSX Corp.	4.4%
Apple, Inc.	3.8
Bayer AG	3.8
Nestle SA	3.6
British American Tobacco PLC	3.6
McDonald's Corp.	3.6
US Bancorp	3.5
Novartis AG	3.4
Broadridge Financial Solutions Inc.	3.4
Whitbread PLC	3.4
Total (% of Net Assets)	36.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.99% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

14	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, while other global markets played catch-up in the second quarter. In the United States, excitement around the pro-business policies of the new administration took a backseat following the failure to pass the American Health Care Act of 2017 and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, European markets began to see greater policy certainty through the arrival of long-anticipated election results in France and the United Kingdom.

Fund Performance
The Westcore Global Large-Cap Dividend Fund returned 10.16% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell Developed Large-Cap Index, which returned 10.63% for the same period.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to the benchmark were consumer staples, industrials, and health care. The Fund’s top performers were led by CSX Corp., a provider of rail-based transportation services in the United States and Canada. The company generated strong network and customer performance metrics and management raised its outlook on productivity objectives. Mobile device and personal computer manufacturer Apple, Inc. posted solid financial results supported by robust demand for iPhone 7 models and strength in its services business. This, coupled with growing excitement around the iPhone 8 launch, led to the stock’s outperformance. Global health and nutrition manufacturer Bayer AG contributed to performance as the company announced strong results that were driven by each of its business segments. McDonald’s Corp., a global fast food retailer, posted solid financial results that highlighted market share gains in key markets and underscored its global footprint. Also among the Fund’s top contributors was global tobacco company, British American Tobacco PLC. The company posted steady sales and earnings results, coupled with the announced acquisition of Reynolds American Inc., which should provide plenty of opportunities for synergy.

Detractors from Return
The Fund’s weakest sectors relative to the benchmark were information technology, consumer discretionary and telecommunication services. The Fund’s largest detractor was Brambles, Ltd. a global provider of pallet and other container solutions for companies to transport goods. Performance was weighed down by pricing pressure and higher costs resulting from network inefficiencies. Mattel, Inc., a manufacturer and marketer of a broad variety of toy products, was another significant detractor. After two consecutive quarters of weak results driven by too much inventory, new management updated forward earnings expectations and reduced its dividend payout to fund growth initiatives. Digital telecommunications company QUALCOMM, Inc. was negatively impacted by legal issues with two large customers. Although risk remains as QUALCOMM navigates remaining litigation with one customer, we believe the company retains a defendable intellectual property portfolio, with a durable royalty base. BT Group PLC, a British telecommunications provider, weighed on performance as increased pension liabilities created by a change in accounting methodology and a decrease in its dividend growth outlook pressured the share price. Exploration and production company Occidental Petroleum Corp. was another headwind to performance in the period. The outlook for oil prices remained uncertain as a recent recovery of supply output from Africa and unrelenting growth of supply from U.S. shale undermined OPEC-orchestrated output reductions.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic, and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CSX Corp.	4.09%	1.75%
Apple, Inc.	3.88	0.92
Bayer AG	3.64	0.88
McDonald's Corp.	3.30	0.84
British American Tobacco PLC	3.63	0.83
5 Lowest	Average Weight	Contribution to Return
Occidental Petroleum Corp.	2.85%	-0.42%
BT Group PLC	2.49	-0.48
QUALCOMM, Inc.	2.81	-0.50
Mattel, Inc.	2.42	-0.54
Brambles, Ltd.	2.91	-0.56

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	15

Westcore Large-Cap Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in large, well-established, dividend-paying domestic companies.

Fund Management
Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	5.90%	9.78%	5.04%	10.16%	5.71%	8.65%	6/1/1988
Institutional Class (WILGX)	6.01	10.07	5.30	10.40	5.89	8.71	9/28/2007
Russell 1000® Index	9.27	18.03	9.26	14.67	7.29	10.47
Westcore Large-Cap Dividend Custom Index	9.27	15.43	9.55	14.33	8.45	10.00
Russell 1000® Growth Index	13.99	20.42	11.11	15.30	8.91	10.16
Lipper Large-Cap Growth Index	8.90	18.73	8.25	13.73	6.40	9.30

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.30%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.49%, Net: 0.67%

Sector Allocation (as of 6/30/17)

Information Technology	18.5%
Consumer Discretionary	17.8
Consumer Staples	16.1
Health Care	15.9
Financials	8.3
Industrials	8.0
Utilities	7.7
Materials	3.9
Energy	3.3

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

CSX Corp.	4.4%
Wal-Mart Stores Inc.	4.4
Chubb Ltd.	4.4
Nestle SA	4.2
Cardinal Health Inc.	4.2
Pfizer, Inc.	4.0
Yum! Brands, Inc.	4.0
Kimberly-Clark Corp.	4.0
US Bancorp	4.0
Broadridge Financial Solutions Inc.	3.9
Total (% of Net Assets)	41.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Effective December 27, 2016, the Westcore Growth Fund was renamed the Westcore Large-Cap Dividend Fund and was repositioned to focus on large, dividend-paying companies.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.89% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

16	| www.westcore.com

Westcore Large-Cap Dividend Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
U.S. equity markets experienced a strong start to the year, driven by expectations of accelerated economic growth, but value stocks took a pause in the second quarter as reality did not meet those lofty near-term expectations. Excitement around the pro-business policies of the new administration took a back seat following the failure to pass the American Health Care Act of 2017, and the announced investigation into ties between President Trump’s campaign and Russian officials. These issues drove market fears that the new administration would be unable to implement policy changes. At the same time, the outlook for inflation dimmed and other economic indicators began to signal the potential for a slowdown, despite the Federal Reserve’s apparent optimism as it raised rates for the fourth time since December 2015. As a result of a more subdued outlook for U.S. economic growth, growth stocks (which have historically been less economically sensitive than value stocks) outperformed value stocks. Additionally, investors shifted assets to larger capitalization companies and to more defensive sectors, such as health care and utilities, and away from more cyclical sectors, such as energy and basic materials.

Fund Performance
The Westcore Large-Cap Dividend Fund returned 5.90% (retail class) for the six months ended June 30, 2017, underperforming its benchmark, the Russell 1000® Index, which returned 9.27% over the same period.

Contributors to Return
The sectors that contributed most to the Fund’s performance relative to its benchmark were industrials, energy, and telecommunications services. The Fund’s top performers were led by CSX Corp., a provider of rail-based transportation services in the United States and Canada. The company generated strong network and customer performance metrics and management raised its outlook on productivity objectives. McDonald’s Corp., a global fast food retailer, posted solid financial results that highlighted market share gains in key markets and underscored its strong global footprint. Mobile device and personal computer manufacturer Apple, Inc. posted solid financial results supported by robust demand for iPhone 7 models and strength in its services business. This, coupled with growing excitement around the iPhone 8 launch, led to the stock’s outperformance. Global consumer goods company Nestle SA was another strong performer in the period. The company announced slightly better-than-expected financial results under the leadership of a new CEO. These results were driven by improved growth, and the continued recovery in Asia and Europe. Global biopharmaceutical company AbbVie, Inc. added to the Fund’s performance with solid financial results that exhibited continued strong growth from its lead product, Humira.

Detractors from Return
The Fund’s weakest sectors relative to its benchmark were consumer discretionary, information technology, and health care. The Fund’s three largest detractors in the period were consumer discretionary sector holdings Target Corp., Mattel, Inc., and Ralph Lauren Corp. Target, owner and operator Target stores, is in the early stages of a transformation strategy that requires significant investment across all areas of the business. This had a downward effect on earnings. Mattel, a manufacturer and marketer of a broad variety of toy products, reported two consecutive quarters of weak results attributable to too much inventory. New management updated forward earnings expectations and reduced its dividend payout to fund growth initiatives. Ralph Lauren, a designer, marketer, and distributor of premium lifestyle products, also detracted from performance in the period. The surprise departure of its CEO, Stefan Larsson, who was the architect behind recent turnaround plans presented by the company led to share price weakness. Digital telecommunications company QUALCOMM, Inc. was negatively impacted by legal issues with two large customers. Although risk remains as QUALCOMM navigates remaining litigation with one customer, we believe the company retains a defendable intellectual property portfolio, with a durable royalty base. Exploration and production company, Occidental Petroleum Corp. was another headwind to performance in the period. The outlook for oil prices remained uncertain as a recent recovery of supply output from Africa and unrelenting growth of supply from U.S. shale undermining OPEC-orchestrated output reductions.

Outlook and Positioning
Looking ahead, we are excited about the opportunities that market and sector volatility may produce. As political, economic, and market uncertainty continue, we will remain focused on finding dividend-paying stocks that we believe have sound fundamentals and are currently mispriced by the markets.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
CSX Corp.	4.17%	1.85%
McDonald's Corp.	3.94	1.01
Apple, Inc.	4.00	0.97
Nestle SA	3.82	0.86
AbbVie, Inc.	3.78	0.67
5 Lowest	Average Weight	Contribution to Return
Occidental Petroleum Corp.	3.27%	-0.52%
QUALCOMM, Inc.	3.18	-0.53
Ralph Lauren Corp.	3.15	-0.65
Mattel, Inc.	3.10	-0.90
Target Corp.	2.96	-0.95

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	17

Westcore Micro-Cap Opportunity Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management
Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	0.11%	25.33%	6.73%	13.72%	—	9.71%	6/23/2008
Russell Microcap® Index	4.23	27.60	6.69	13.73	—	8.95
Lipper Small-Cap Core Index	3.90	21.96	6.93	13.52	—	9.02

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.09%, Net: 1.30%

Sector Allocation (as of 6/30/17)

Financials	24.1%
Health Care	22.9
Information Technology	13.3
Consumer Discretionary	10.7
Industrials	10.2
Energy	4.8
Materials	3.2
Consumer Staples	2.9
Real Estate	2.1
Utilities	1.1
Telecommunication Services	0.9

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)

Renewable Energy Group, Inc.	1.0%
Phibro Animal Health Corp.	1.0
Lantheus Holdings, Inc.	1.0
Bassett Furniture Industries, Inc.	1.0
Repligen Corp.	1.0
Resource Capital Corp.	1.0
Schnitzer Steel Industries, Inc.	0.9
Neff Corp.	0.9
Exactech, Inc.	0.9
LHC Group, Inc.	0.9
Total (% of Net Assets)	9.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

18	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
Micro-cap stocks got off to a rocky start in 2017 as the post-election euphoria that drove performance at the end of 2016 wavered a bit. For the first three months of 2017, the Russell Microcap® Index returned a meager 0.38%. In the second quarter, however, micro-cap stocks rebounded with the Russell Microcap® Index returning 3.83% for the three months ended June 30. In the first half of the year, stocks that we view as expensive generally outperformed, while companies with high cash flow to price and other positive valuation metrics underperformed. Stocks with high return on equity also underperformed. From a trading standpoint, stocks with higher volatility and higher historical trading volume outperformed less-volatile and less-liquid stocks. Additionally, companies that have historically grown revenues, or are forecasted to do so over the next two years, outperformed slower-growth companies.

Fund Performance
The Westcore Micro-Cap Opportunity Fund returned 0.11% for the first half of the year, underperforming the 4.23% return over the same period of its benchmark, the Russell Microcap® Index. The models used to help manage and select stocks for the Fund provided mixed results for the first six months of 2017. On an absolute basis only 3 of the 11 sectors in the Fund provided positive returns for the period. The Fund outperformed the benchmark in 4 out of 11 sectors.

Contributors to Return
The Fund’s best-performing sectors relative to the benchmark were energy, health care, and materials. Pennsylvania-based OraSure Technologies, Inc. was the Fund’s top contributor in the period. This medical device company landed a major new customer, Helix, which allowed the firm to gain additional traction in its DNA Genotek, Inc. business. Also among the Fund’s best-performing holdings was Fortress Biotech, Inc., a biopharmaceutical company dedicated to creating a portfolio of novel pharmaceutical and biotechnology products. The company reported better-than-expected annual results for 2016. MiMedx Group, Inc., a biopharmaceutical company that delivers innovative bioactive healing products for tissue regeneration, was another strong performer. The company reported better-than-expected results for the first quarter.

Detractors from Return
The Fund’s weakest sectors relative to the benchmark were information technology, financials, and telecommunications services. The Fund’s largest individual detractor in the first half of 2017 was Bristow Group, Inc. Bristow is a provider of industrial aviation services, including helicopter transportation, search and rescue, and aircraft support services, primarily to the offshore oil and gas industry. The company reported disappointing earnings for its fiscal fourth quarter and, with oil prices down and the offshore market showing few signs of near-term recovery, management forecast little improvement for fiscal year 2018. Another holding impacted by low oil prices was Atwood Oceanics, Inc. This offshore drilling contractor headquartered in Houston, Texas struggled in the first half of the year as offshore drillers continued to be hampered by low oil prices. DHI Group, Inc., a leading provider of data, insights, and employment connections to specialized professional communities also underperformed during the first half of the year. The stock struggled after the company announced that it had concluded its exploration of alternative ownership options and would continue to operate independently.

Outlook and Positioning
Despite the uncertainty around the timing of pro-growth policy changes proposed by the new administration, stock market volatility remains at extremely low levels. Additionally, we see continued signs of optimism for small companies. Non-residential fixed investment spending increased by 11% in the second quarter of 2017. This suggests that increased optimism among CEOs and CFOs is translating into actual activity. U.S. consumer confidence also remains high. While it certainly does not appear to be a low-risk environment for stocks, particularly as valuations have increased in recent years, we are still finding some micro-cap stocks that we believe are reasonably priced.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
OraSure Technologies, Inc.	0.99%	0.72%
Extreme Networks, Inc.	0.59	0.42
Fortress Biotech, Inc.	0.66	0.40
MiMedx Group, Inc.	0.68	0.40
LHC Group, Inc.	0.84	0.36
5 Lowest	Average Weight	Contribution to Return
Zumiez Inc.	0.39%	-0.23%
Atwood Oceanics, Inc.	0.48	-0.24
Libbey, Inc.	0.29	-0.24
DHI Group, Inc.	0.39	-0.32
Bristow Group, Inc.	0.46	-0.39

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	19

Westcore International Small-Cap Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management
John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	15.19%	16.35%	-0.20%	5.40%	3.76%	5.21%	12/15/1999
Institutional Class (WIIFX)	15.28	16.56	-0.12	5.45	3.78	5.22	4/29/2016
MSCI ACWI ex USA Small-Cap Index	15.56	20.32	3.31	10.02	2.91	7.08
MSCI EAFE Small-Cap Index	16.72	23.18	5.60	12.94	3.41	7.77
Lipper International Small-Cap Index	17.73	21.24	4.16	11.68	3.46	7.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.77%, Net: 1.50%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.65%, Net: 1.25%
Sector Allocation(as of 6/30/17)
Information Technology	38.0%
Consumer Discretionary	25.5
Health Care	10.5
Financials	10.4
Industrials	7.8
Real Estate	3.3
Consumer Staples	3.1

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/17)
Corporate Travel Management, Ltd.	4.4%
Constellation Software, Inc.	3.7
Webjet, Ltd.	3.6
CTS Eventim AG & Co. KGaA	3.4
SMS Co. Ltd.	3.3
Japan Property Management Center Co., Ltd.	3.3
Boyd Group Income Fund	3.2
Azimut Holding S.p.A.	3.2
Credit Corp. Group, Ltd.	3.1
Tsuruha Holdings, Inc.	3.1
Total (% of Net Assets)	34.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds Financial Highlights do not exceed 1.44%. The second and third sentences of footnote (2) above otherwise remain in full force and effect. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

20	| www.westcore.com

Westcore International Small-Cap Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
Global equity markets, both developed and emerging, were generally strong in the first half of 2017. Despite headwinds created by geopolitical uncertainty in specific regions, earnings growth appeared to be leading stocks higher. Interestingly, volatility remained low, even as the risk of media coverage having an adverse impact on markets was highlighted on an almost daily basis. Generally, stocks were exceptionally strong at the beginning of the second quarter but were showing weakness by quarter-end. This may be an indication that global geopolitical headlines are beginning to factor into investors’ appetite for global equities.

Fund Performance
The Westcore International Small-Cap Fund participated in the favorable global equity environment and returned 15.19% (retail class) for the first half of the year. This, however, underperformed its benchmark, the MSCI ACWI ex USA Index, which was up 15.56% over the same period. From a geographic perspective, companies in Japan and Sweden were the strongest contributors to the Fund’s performance for the half, while stocks in the United Kingdom and Israel were its most significant detractors.

Contributors to Return
At the company level, Arcland Service Holdings Co., Ltd. and Qualicorp SA were among the Fund’s largest contributors relative to its benchmark. Arcland is a Japan-based operator of mostly fast casual deep-fried tonkatsu (pork cutlet) restaurants. Profits have been growing at a double-digit rate as it offers quality meals at a reasonable price through its low-cost operating structure. Using state-of-the-art deep fryers, Arcland can produce consistent quality tonkatsu at a fast rate with fewer employees than its competitors. We anticipate that store openings, same-store sales growth, and new restaurant formats should continue to drive growth. Brazil-based Qualicorp, an intermediary between health and dental insurers and companies offering these benefits to employees, was another contributor to performance. It benefited from being one of the first companies to serve the affinity market, which are companies or organizations that have common interests and have partnered to create a larger consumer base. This has given Qualicorp scale that can benefit its clients when negotiating with insurers. We believe that the company will continue to prosper from the growing affinity market.

Detractors from Return
Stocks that detracted from the Fund’s performance for the period include Sapiens International Corp. and Utilitywise PLC. Sapiens, headquartered in Israel, is a global provider of software solutions for the insurance industry. In addition to software development, Sapiens has distinguished itself from major competitors by also managing the delivery and implementation of its software. During the half, Sapiens trimmed its guidance for 2017 earnings estimates following the loss of a major client. We have spoken to management about this client loss and have conducted additional research. The company’s business model remains intact and we believe demand for its software and services should continue to grow over the medium to long term. Utilitywise is a United Kingdom-based consultant to businesses regarding energy and water consumption. It focuses on helping small and medium-sizes enterprise businesses procure better utility rates as its negotiating power with the utility companies is often stronger than these companies could get on their own. Recently, shares have been under pressure due to management changes and the prospect of weakening consumption by some clients. The management changes, along with deteriorating working capital, led us to exit the position.

Outlook and Positioning
Despite the negative news from a couple of detractors, we are quite optimistic about the Fund’s positioning based on the number of holdings that have grown revenue and earnings over the past quarter. In our experience, companies rarely grow consistently quarter after quarter or year after year. We monitor the revenue and earnings evolution of all of the Fund’s holdings and are encouraged that the majority are experiencing meaningful growth in both areas. Our hope is that the Fund’s holdings will continue to post operational strength, which we expect will translate into performance success.

Stock Performance (for the six months ended 6/30/17)

5 Highest	Average Weight	Contribution to Return
Cellavision AB	2.39%	1.82%
Arcland Service Holdings Co., Ltd.	3.31	1.35
Corporate Travel Management, Ltd.	3.82	1.20
CTS Eventim AG & Co. KGaA	2.95	1.14
Qualicorp SA	2.28	1.01

5 Lowest	Average Weight	Contribution to Return
3P Learning Ltd.	0.51%	-0.19%
Domino's Pizza Group PLC	2.82	-0.39
Kakaku.com, Inc.	2.09	-0.57
Utilitywise PLC	0.82	-0.59
Sapiens International Corp. NV	2.94	-0.74

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 36 for a description of the methodology used to construct this chart.

Semi-Annual Report | June 30, 2017 |	21

Westcore Flexible Income Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management
Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns
	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	4.09%	8.75%	5.10%	5.89%	4.54%	7.48%	3.87%	6/1/1988
Institutional Class (WILTX)	4.19	9.15	5.36	6.09	4.69	7.53	4.04	9/28/2007
Bloomberg Barclays U.S. Corporate High Yield Ba Index	4.79	9.83	5.21	6.80	8.20	8.72	—
Lipper High Current Yield Index	4.72	12.30	3.48	6.28	6.06	6.96	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.86%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.85%, Net: 0.64%
Asset Allocation (as of 6/30/17)
Corporate Bonds	89.7%
Commercial Mortgage-Backed Securities	3.7
Money Market Mutual Funds	3.2
Preferred Stocks	1.7
Residential Mortgage-Backed Securities	0.9
Exchange Traded Funds	0.8

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure (as of 6/30/17)
Goodyear Tire & Rubber Co.	2.8%
Range Resources Corp.	2.6
FMG RES AUG	2.5
MPLX LP	2.5
Potlatch Corp.	2.1
Concho Resources Inc	2.1
CCO Holdings LLC	2.1
Tuckahoe Credit Lease Trust	2.0
United Rental	2.0
Tesoro Corp.	2.0
Total (% of Net Assets)	22.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.74% for the retail class and 3.94% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.85% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

22	| www.westcore.com

Westcore Flexible Income Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
The rally in higher risk securities that began in the fourth quarter of 2016 continued in the first six months of 2017. The stock market, as measured by the Russell 3000® Index, generated a solid return of 8.93%. The Federal Reserve increased the Fed Funds rate twice in the first half of the year. The first was a 0.25% increase in March and was followed by another widely anticipated 0.25% increase in June. The interest rate market was seemingly less bullish than the Federal Reserve and equity investors. This was evidenced by the yield curve continuing to flatten as short-term rates (i.e. the Fed Funds rate) moved higher and long-term rates moved lower. For example, the 10-year U.S. Treasury was down from 2.44% on December 31, 2016, to 2.30% on June 30, 2017. Oil prices, which continued to be a barometer of the high-yield market, fell another 14.3% during the first half of 2017. The trailing twelve-month high-yield default rate continued to move lower from 6.90% at December 31, 2016, to 4.43% as of June 30, 2017, indicative of improving issuer fundamentals and a supportive market for new high-yield issues. Against this backdrop, the Bloomberg Barclays U.S. Corporate High Yield Index posted positive returns in five of the first six months of the year and outperformed investment grade corporate bonds. At the sector level, health care and financials outperformed. Underperforming sectors included retail, which had a particularly challenging first quarter in which high-yield retailer bonds fell 1.27%, and energy, which fell 1.16% in the second quarter. From a quality perspective, risk was in vogue as the Bloomberg Barclays U.S. Corporate High Yield Caa Index posted a 6.59% return for the first half, while the Bloomberg Barclays U.S. Corporate High Yield Ba Index was up 4.79%.

Fund Performance
The Westcore Flexible Income Fund’s 4.09% (retail class) return for the first half lagged the 4.79% return recorded by its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Ba Index, over the same period. The Fund benefited as several of its holdings received upgrades from high-yield credit ratings to investment-grade credit ratings in the first half. Unfortunately, these benefits were more than offset by the Fund’s shorter duration and its energy sector positions, which ultimately led to its underperformance.

Outlook and Positioning
High-yield credit spreads (the additional yield over Treasuries offered by high-yield bonds) continued to tighten during the first half of 2017 and again approached the post-2008 lows established in mid-2014. Issuer fundamentals showed improvement when first quarter results were finalized, but overall leverage levels in the high-yield market currently remain elevated. In our view, we’ve passed the peak in balance sheet improvement for high-yield securities, except for a few commodity sectors and one-off situations. Increased political uncertainty has had a mild positive impact on bond markets as corporate America has started to take a “wait and see” approach while awaiting details regarding tax reform, regulatory reform, etc. We believe the key drivers of market valuations will likely be (1) the speed with which the Federal Reserve normalizes policy, (2) global investor appetite for fixed income assets, (3) results out of Washington D.C, and (4) the pace at which corporate America re-leverages balance sheets. We generally expect moderate outcomes on each of these fronts, but believe we have positioned the Fund appropriately if dislocations occur and the situation warrants.

We position the Fund with a longer-term investment orientation and an emphasis on higher-quality high-yield bonds. The goal of which is reducing the Fund’s volatility while providing solid risk-adjusted returns over time. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high-yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

Semi-Annual Report | June 30, 2017 |	23

Westcore Plus Bond Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management
Kenneth A. Harris, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	3.04%	1.13%	2.79%	2.76%	4.42%	6.10%	2.84%	6/1/1988
Institutional Class (WIIBX)	3.05	1.29	2.93	2.91	4.55	6.14	2.99	9/28/2007
Bloomberg Barclays U.S. Aggregate Bond Index	2.27	-0.31	2.48	2.21	4.48	6.43	—
Lipper Core Plus Bond Index*	3.06	2.04	2.62	3.12	5.18	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.78%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.38%
Asset Allocation (as of 6/30/17)
Corporate Bonds	38.0%
Mortgage-Backed Securities Passthrough	25.5
U.S. Treasury Bonds & Notes	11.2
Municipal Bonds	9.4
Asset Backed Securities	6.4
Commercial Mortgage-Backed Securities	3.7
Money Market Mutual Funds	2.0
Residential Mortgage-Backed Securities	1.8
Collateralized Loan Obligations	1.5
Preferred Stocks	0.8

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 6/30/17)
San Diego Airport	2.0%
Washington State	1.7
Washington REIT	1.4
Crown Castle Towers LLC	1.3
AMXCA	1.3
General Electric	1.3
North Texas Tollway Authority	1.3
San Francisco City and County CA Public Utilities	1.2
Pacific Gas & Electric	1.2
JP Morgan Chase & Co.	1.2
Total (% of Net Assets)	13.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.63% for the retail class and 2.84% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.55% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

*	A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high risk bonds which are subject togreater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

24	| www.westcore.com

Westcore Plus Bond Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
While the Federal Reserve was busy raising short-term interest rates in both March and June of this year, the market was equally busy lowering long-term interest rates. The result was a much flatter yield curve and a new emerging bond market conundrum. While we are not yet close to the dreaded inverted yield curve, which would signal an impending recession, it is quite remarkable that long-term rates continued to fall during the initial stages of a Federal Reserve rate-hiking cycle. The Federal Reserve appeared focused on a strengthening economy and the likelihood of rising inflation. Markets, however, remained skeptical as hopes faded that the new administration would produce imminent and meaningful tax reform or the anticipated fiscal stimulus from infrastructure spending. Meanwhile, stocks continued to reach new all-time highs and corporate bonds performed very well as investors embraced additional risk in anticipation of better returns and higher income levels. To us, it is a bit of a conundrum that optimism has led stocks to all-time highs and tighter spreads for high-yield corporate bonds (spreads are the additional yield over Treasuries offered by bonds) while, at the same time, the interest rate market seems to be forecasting slowing growth and continued low inflation. Investors seem more and more comfortable accepting the longevity of the current low-rate environment, with its minimal volatility that rewards risk takers of all forms. Perhaps we really are in the Goldilocks days where all indicators are “just right” and there is nothing to worry about.

Fund Performance
The Westcore Plus Bond Fund’s return of 3.04% (retail class) for the first six months of 2017, outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which generated 2.27% for the same period. The excess return was a result of the enhanced income-oriented positioning of the Fund relative to the benchmark. The Fund continued to benefit from its overweighted exposure to corporate and taxable municipal bonds through the accompanying yield advantage, as well as the spread tightening throughout the first half of the year. The strong relative performance of the Fund’s high-yield holdings, while limited in allocation, also augmented performance.

Outlook and Positioning
The prevailing economic outlook is for modest, but positive growth, and slowly rising inflation. At June 30, unemployment remained at cycle lows even as the labor force increased, with displaced workers slowly returning to the workforce. The lack of strong wage increases remains a mystery as a scarcity of skilled workers in specific industries becomes more pronounced and unfilled positions accumulate. The Federal Reserve appears to believe that tight labor markets will imminently lead to rising real wages and then quickly into rising inflation as those cost pressures are pushed through to consumers. This strength in the U.S. economy is also evident in European, Asian and emerging markets, in what many are calling a synchronized global expansion. The appearance of tranquility and calm pervading the markets has us on high alert for the inflection point that would alter this outlook. Much will depend on the actions of central banks as they reduce their support of financial conditions through the unwinding of the unprecedented quantitative easing and bond buying of recent years. U.S. fixed income securities continue to look attractive versus those available elsewhere in today’s global marketplace, particularly the significantly lower and even negative rates offered in European and Japanese bond markets.

We believe the Fund is positioned to perform well over time and within the volatile environments that often arise across financial markets. The Fund is constructed with overweighted positions in shorter maturity “spread” sectors and a duration that is slightly shorter than the benchmark. This positioning is intended to capture higher income levels, while also being slightly more protective if we do see modest interest rate increases. We are also cognizant that a fall in interest rates is plausible if the pendulum of economic data swings back to the weaker side, a flight to quality is caused by another global crisis, or there is a sudden decline in stock prices. Recognizing that we are late in an already extended positive credit cycle, we have positioned the Fund with overweighted positions in carefully selected income-producing securities, including mortgage-backed securities as well as corporate and municipal bonds. These tactics are designed to enable performance over multiple interest rate and economic scenarios. We have increased our focus on quality and liquidity in an effort to mitigate negative credit events and market dislocations that could adversely impact portfolios. We believe our rigorous credit selection process is particularly valuable at this point in the credit cycle when it is critically important to assess valuations, as well as differentiate creditworthiness and long-term stability of each of our holdings. While we are concerned about the volatility and the recent spike in short-term rates, we are not convinced the market is quickly headed to significantly higher long-term interest rates.

Semi-Annual Report | June 30, 2017 |	25

Westcore Municipal Opportunities Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management
Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	4.91%	—	—	—	—	6.49%	2.70%	12/16/2016
Institutional Class (WITAX)	5.06	—	—	—	—	6.64	2.96	12/16/2016
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	3.21	—	—	—	—	3.94	—
Lipper Intermediate Municipal Debt Index	3.01	—	—	—	—	3.69	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 19.19%, Net: 0.73%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 19.56%, Net: 0.69%
Asset Allocation (as of 6/30/17)
General Obligation	22.7%
Transportation	14.9
General	14.5
Development	11.4
Nursing Homes	10.0
Higher Education	5.1
Short-Term Investments/Net Other Assets	4.8
Housing	4.3
Build America Bonds	3.8
Education	3.1
Airport	2.5
Medical	2.2
Facilities	0.7

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure
(as of 6/30/17)
City of Coralville	6.9%
Colorado Health Facilities Authority	6.5
Desert Hot Redevelopment	5.9
Pima CO Development	5.8
Papio	5.4
Commonwealth of Puerto Rico	5.1
High Plains	4.7
Baltimore Convention	4.6
CO High Performance	4.4
MD Econ Development	4.3
Total (% of Net Assets)	53.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 0.85% for the retail class and 0.94% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

26	| www.westcore.com

Westcore Municipal Opportunities Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
Apart from a couple of starts and stops, the 10-year AAA municipal rate moved steadily lower over the first half of the year. Perhaps the most startling takeaway from the last six months was the disappearance of volatility within the municipal markets. One likely reason for the relative calm was a lack of supply of municipal bonds as issuance of new bonds has not kept up with the quantity of maturing and called bonds. Additionally, it is becoming apparent that many of the large initiatives that were anticipated after the November elections will come to fruition only slowly and in more diluted forms, if at all. This lack of political initiatives also supported lower volatility.

Rates and Ratios: The 10-year AAA rated municipal bond yield fell to 1.96% as of June 30, 2017. The low for the first half of the year was 1.82% and would likely have finished there if not for a bit of a selloff in the final days of June.

Municipal Bond Fund Flows: Flows into the municipal market were strong as political initiatives were delayed and performance was positive. Thomson Reuters Lipper reported inflows of $5.3 billion into municipal bond funds for the year-to-date through June 30. This represents an increase of approximately 0.78% in total assets in municipal bond funds in the United States.

Municipal Credit Events: Illinois’ credit rating was downgraded to within one notch of “junk” bond status by Moody’s Investors Service and S&P Global Ratings. We could be entering uncharted waters. If Illinois’ credit rating is further downgraded, it would be the first instance in which the credit of a U.S. state was junk rated. Currently states, unlike nearly all other municipal entities, do not have the ability to enter bankruptcy. Illinois, however, may be the first to challenge this, as the state certainly appears to be in need of relief.

Connecticut’s credit rating was also downgraded by multiple credit agencies in the quarter. This may come as a surprise to many as the state has one of the highest earnings per capita in the United States. It is another example of how years and years of underfunding pensions and other long-term liabilities can stack up.

Fund Performance
The Westcore Municipal Opportunities Fund returned 4.91% (retail class) for the first half of the year. This compares to a return of 3.21% by its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index, over the same period.

Outlook and Positioning
Credit Positioning: Our outlook for municipal bonds remains positive as slow, steady growth since the 2008 recession has made its way into municipal revenues. We remain more bullish on revenue bonds and issuers who have limited exposure to long-term liabilities.

Duration: The Fund’s effective duration as of June 30, 2017 was 6.5 years and its average maturity was 13.5 years. This is a longer effective duration and maturity than the benchmark had as of June 30, 2017.

As of June 30, 2017, no individual holdings within the Fund were taxable to those shareholders subject to the Alternative Minimum Tax (AMT).

Semi-Annual Report | June 30, 2017 |	27

Westcore Colorado Tax-Exempt Fund	Fund Overview

June 30, 2017 (Unaudited)

Fund Strategy
A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management
Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 34.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	3.06%	-0.67%	2.82%	2.62%	3.82%	4.60%	2.76%	6/1/1991
Institutional Class WICOX)	3.20	-0.53	2.87	2.65	3.83	4.61	2.92	4/29/2016
Bloomberg Barclays U.S. 10-Year Municipal Bond Index	4.18	-0.41	3.56	3.40	5.13	5.85	—
Lipper Intermediate Municipal Debt Index	3.01	-0.61	2.48	2.49	3.79	4.63	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.85%, Net: 0.66%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.69%, Net: 0.50%
Asset Allocation (as of 6/30/17)
General	20.1%
Medical	17.3
Development	12.7
Education	11.8
General Obligation	9.4
Transportation	4.3
Build America Bonds	4.1
Short-Term Investments/Net Other Assets	3.9
Higher Education	3.8
Airport	3.1
Multifamily Hsg	2.5
School District	2.5
Facilities	1.8
Water	1.3
Power	0.8
Nursing Homes	0.7

Percentages are based on Total Net Assets.

Top Ten Credit Exposure (as of 6/30/17)
Colorado Education & Cultural Facilities Authority	24.1%
Colorado Health Facilities Authority	13.0
University of Colorado Hospital Authority	6.4
Colorado High Performance	3.5
City & County of Denver Co Airport System Revenue	2.6
Aurora Cops	2.4
Denver Convention Center Hotel Authority	2.4
Central Platte Valley Metropolitan District	2.4
Regional Transportation District	2.2
Colorado Housing & Finance Authority	1.9
Total (% of Net Assets)	60.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.59% for the retail class and 2.79% for the institutional class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.westcore.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2018 without the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

28	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Fund Overview

June 30, 2017 (Unaudited)

Manager Commentary

Market Overview
Apart from a couple of starts and stops, the 10-year AAA municipal rate moved steadily lower over the first half of the year. Perhaps the most startling takeaway from the last six months was the disappearance of volatility within the municipal markets. One likely reason for the relative calm was a lack of supply of municipal bonds as issuance of new bonds has not kept up with the quantity of maturing and called bonds. Additionally, it is becoming apparent that many of the large initiatives that were anticipated after the November elections will come to fruition only slowly and in more diluted forms, if at all. This lack of political initiatives also supported lower volatility.

Rates and Ratios: The 10-year AAA rated municipal bond yield fell to 1.96% as of June 30, 2017. The low for the first half of the year was 1.82% and would likely have finished there if not for a bit of a selloff in the final days of June.

Municipal Bond Fund Flows: Flows into the municipal market were strong as political initiatives were delayed and performance was positive. Thomson Reuters Lipper reported inflows of $5.3 billion into municipal bond funds for the year-to-date through June 30. This represents an increase of approximately 0.78% in total assets in municipal bond funds in the United States.

Colorado Issuance: Through the second quarter of 2017, issuance of new Colorado municipal bonds totaled approximately $1.6 billion across 59 offerings. The largest of which was a $188 million offering for further development and expansion of the Centerra Metropolitan

District between Greely and Loveland. The second largest offering was by the Colorado Highway Performance Transportation Authority. This $162 million issuance will finance the building of managed lanes along C-470 where it connects with I-25. As many of us living in metro Denver can attest, this is an area of major congestion, so we will be interested to see the project develop.

Fund Performance
The Westcore Colorado Tax-Exempt Fund returned 3.06% (retail class) for the six months ended June 30, 2017. This compares to a return of 4.18% by its benchmark, the Bloomberg Barclays U.S. 10-Year Municipal Bond Index for the same period.

Outlook & Positioning
Credit Positioning: Our outlook for municipal bonds remains positive as slow, steady growth since the 2008 recession has made its way into municipal revenues. We remain more bullish on revenue bonds and issuers who have limited exposure to long-term liabilities.

Duration: The Fund’s effective duration as of June 30, 2017 was 5.7 years and its average maturity was 11.4 years. This is a shorter effective duration and maturity than the benchmark as of June 30, 2017.

As of June 30, 2017, no individual holdings within the Fund were taxable to those shareholders subject to the Alternative Minimum Tax (AMT).

Semi-Annual Report | June 30, 2017 |	29

Westcore Funds	Fund Expenses

June 30, 2017 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2017 and held until June 30, 2017.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	| www.westcore.com

Westcore Funds	Fund Expenses

June 30, 2017 (Unaudited)

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expense Ratio(a)		Expenses Paid During period January 1, 2017 - June 30, 2017(b)
Westcore Small-Cap Growth Fund
Retail
Actual	$1,000.00	$1,158.90	1.27	%(c)	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	1.27	%(c)	$6.36
Institutional
Actual	$1,000.00	$1,159.90	1.23%		$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.23%		$6.16

Westcore Small-Cap Growth Fund II
Institutional
Actual	$1,000.00	$1,213.40	1.08%		$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	1.08%		$5.41

Westcore Mid-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,009.50	1.19	%(d)	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	1.19	%(d)	$5.96
Institutional
Actual	$1,000.00	$1,010.80	1.00%		$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%		$5.01

Westcore Mid-Cap Value Dividend Fund II
Retail
Actual	$1,000.00	$1,015.60	1.15%		$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%		$5.76
Institutional
Actual	$1,000.00	$1,013.00	1.10%		$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	1.10%		$5.51

Westcore Smid-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$993.00	1.20%		$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	1.20%		$6.01
Institutional
Actual	$1,000.00	$994.00	0.95%		$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%		$4.76

Westcore Small-Cap Value Dividend Fund
Retail
Actual	$1,000.00	$974.40	1.30%		$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.30%		$6.51
Institutional
Actual	$1,000.00	$975.30	1.11%		$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	1.11%		$5.56

Westcore Global Large-Cap Dividend Fund
Retail
Actual	$1,000.00	$1,101.60	0.99%		$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	0.99%		$4.96
Institutional
Actual	$1,000.00	$1,103.90	0.90%		$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	0.90%		$4.51

Semi-Annual Report | June 30, 2017 |	31

Westcore Funds	Fund Expenses

June 30, 2017 (Unaudited)

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expense Ratio(a)		Expenses Paid During period January 1, 2017 - June 30, 2017(b)
Westcore Large-Cap Dividend Fund
Retail
Actual	$1,000.00	$1,059.00	1.06	%(e)	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	1.06	%(e)	$5.31
Institutional
Actual	$1,000.00	$1,058.50	0.97%		$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	0.97%		$4.86

Westcore Micro-Cap Opportunity Fund
Retail
Actual	$1,000.00	$1,001.10	1.30%		$6.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.30%		$6.51

Westcore International Small-Cap Fund
Retail
Actual	$1,000.00	$1,151.90	1.44%		$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.44%		$7.20
Institutional
Actual	$1,000.00	$1,152.80	1.29%		$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.29%		$6.46

Westcore Flexible Income Fund
Retail
Actual	$1,000.00	$1,040.90	0.85%		$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%		$4.26
Institutional
Actual	$1,000.00	$1,041.90	0.68%		$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.68%		$3.41

Westcore Plus Bond Fund
Retail
Actual	$1,000.00	$1,030.40	0.55%		$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%		$2.76
Institutional
Actual	$1,000.00	$1,030.50	0.40%		$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%		$2.01

Westcore Municipal Opportunities Fund
Retail
Actual	$1,000.00	$1,049.10	0.65%		$3.30
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%		$3.26
Institutional
Actual	$1,000.00	$1,050.60	0.40%		$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%		$2.01

Westcore Colorado Tax-Exempt Fund
Retail
Actual	$1,000.00	$1,030.60	0.65%		$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%		$3.26
Institutional
Actual	$1,000.00	$1,031.10	0.49%		$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%		$2.46

32	| www.westcore.com

Westcore Funds	Fund Expenses

June 30, 2017 (Unaudited)

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

(c)	Contractual expense limitation change from 1.30% to 1.24% effective April 30, 2017.
(d)	Contractual expense limitation change from 1.25% to 1.15% effective April 30, 2017.
(e)	Contractual expense limitation change from 1.15% to 0.89% effective April 30, 2017.

Semi-Annual Report | June 30, 2017 |	33

Westcore Funds	Important Disclosures

June 30, 2017 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

34	| www.westcore.com

Westcore Funds	Important Disclosures

June 30, 2017 (Unaudited)

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Semi-Annual Report | June 30, 2017 |	35

Westcore Funds	Important Disclosures

June 30, 2017 (Unaudited)

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Small-Cap Growth Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 2000® Growth Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Westcore Mid-Cap Value Dividend Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell Midcap® Value Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Westcore Global Large-Cap Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

The Westcore Large-Cap Dividend Fund Custom Index is comprised of the Russell 1000® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 1000® Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during the first six months of 2017.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

•	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

36	| www.westcore.com

Westcore Funds	Important Disclosures

June 30, 2017 (Unaudited)

•	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

•
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•
Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

•	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time. Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Semi-Annual Report | June 30, 2017 |	37

Westcore Funds	Important Disclosures

June 30, 2017 (Unaudited)

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept  that describes market sentiment as either “risk on” or “risk off”.  During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns.  When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Tax-Adjusted Return: Is the return on an investment after taxes.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

38	| www.westcore.com

Westcore Small-Cap Growth Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (97.06%)
Consumer Discretionary (18.60%)
Diversified Consumer Services (2.54%)
Bright Horizons Family Solutions, Inc.**	1,035	$79,912
Grand Canyon Education, Inc.**	661	51,829
		131,741
Hotels Restaurants & Leisure (5.24%)
Jack in the Box, Inc.	660	65,010
Sonic Corp.	1,925	50,993
Vail Resorts, Inc.	498	101,010
Wingstop, Inc.	1,760	54,384
		271,397
Internet & Direct Marketing Retail (1.12%)
Duluth Holdings, Inc. - Class B**	1,015	18,483
Nutrisystem, Inc.	760	39,558
		58,041
Leisure Products (0.81%)
Callaway Golf Co.	3,265	41,727

Media (5.67%)
IMAX Corp. (Canada)**	2,825	62,150
Lions Gate Entertainment Corp. - Class B**	1,827	48,014
Lions Gate Entertainment Corp. - Class A**	1,782	50,288
Live Nation Entertainment, Inc.**	2,930	102,110
National CineMedia, Inc.	4,215	31,275
		293,837
Multiline Retail (0.70%)
Big Lots, Inc.	755	36,467

Specialty Retail (2.52%)
Burlington Stores, Inc.**	745	68,533
Party City Holdco, Inc.**	3,950	61,817
		130,350
Total Consumer Discretionary		963,560

Consumer Staples (2.51%)
Beverages (1.31%)
MGP Ingredients, Inc.	1,330	68,056

Food & Staples Retailing (1.20%)
PriceSmart, Inc.	707	61,933

Total Consumer Staples		129,989

Energy (4.04%)
Energy Equipment & Services (1.22%)
US Silica Holdings, Inc.	1,785	63,350

Oil Gas & Consumable Fuels (2.82%)
PDC Energy, Inc.**	1,605	69,191
	Shares	Value
Oil Gas & Consumable Fuels (continued)
RSP Permian, Inc.**	1,330	$42,919
SRC Energy, Inc.**	5,026	33,825
		145,935
Total Energy		209,285

Financials (8.87%)
Banks (3.32%)
Bank of the Ozarks, Inc.	1,583	74,195
Eagle Bancorp, Inc.**	1,540	97,482
		171,677
Capital Markets (3.47%)
Evercore Partners, Inc. - Class A	1,676	118,158
MarketAxess Holdings, Inc.	306	61,537
		179,695
Insurance (0.87%)
AMERISAFE, Inc.	795	45,275

Thrift & Mortgage Finance (1.21%)
LendingTree, Inc.**	365	62,853

Total Financials		459,500

Health Care (19.38%)
Biotechnology (3.66%)
Ironwood Pharmaceuticals, Inc.**	2,365	44,651
Prothena Corp. PLC (Ireland)**	805	43,566
Sage Therapeutics, Inc.**	473	37,670
Veracyte, Inc.**	7,633	63,583
		189,470
Health Care Equipment & Supplies (5.79%)
Glaukos Corp.**	2,110	87,501
Globus Medical, Inc. - Class A**	2,040	67,626
K2M Group Holdings, Inc.**	2,605	63,458
Nevro Corp.**	1,095	81,501
		300,086
Health Care Providers & Services (5.17%)
Acadia Healthcare Co., Inc.**	2,172	107,254
Amedisys, Inc.**	900	56,529
HealthEquity, Inc.**	1,230	61,291
LHC Group, Inc.**	625	42,431
		267,505
Health Care Technology (1.66%)
Medidata Solutions, Inc.**	1,100	86,020

Pharmaceuticals (3.10%)
Catalent, Inc.**	1,785	62,653
Intersect ENT, Inc.**	2,250	62,888
Pacira Pharmaceuticals, Inc.**	735	35,060
		160,601
Total Health Care		1,003,682

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	39

Westcore Small-Cap Growth Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Industrials (13.29%)
Aerospace & Defense (2.54%)
Aerovironment, Inc.**	935	$35,717
Hexcel Corp.	1,810	95,550
		131,267
Commercial Services & Supplies (0.93%)
Ritchie Bros Auctioneers, Inc. (Canada)	1,678	48,226

Construction & Engineering (1.03%)
Valmont Industries, Inc.	355	53,108

Electrical Equipment (1.56%)
Generac Holdings, Inc.**	2,235	80,751

Machinery (1.65%)
Proto Labs, Inc.**	1,270	85,407

Professional Services (4.43%)
Advisory Board Co.**	2,756	141,934
Huron Consulting Group, Inc.**	2,028	87,610
		229,544
Road & Rail (1.15%)
Saia, Inc.**	1,165	59,764

Total Industrials		688,067

Information Technology (24.00%)
Internet Software & Services (4.35%)
2U, Inc.**	965	45,278
Envestnet, Inc.**	2,780	110,088
GoDaddy, Inc. - Class A**	1,645	69,781
		225,147
IT Services (2.20%)
EPAM Systems, Inc.**	1,355	113,942

Semiconductors & Semiconductor (7.80%)
Inphi Corp.**	1,388	47,608
MACOM Technology Solutions Holdings, Inc.**	910	50,751
Microsemi Corp.**	1,980	92,664
Monolithic Power Systems, Inc.	1,410	135,924
Silicon Laboratories, Inc.**	1,130	77,235
		404,182
Software (9.65%)
Everbridge, Inc.**	1,910	46,527
Fortinet, Inc.**	1,690	63,274
Globant SA (Luxembourg)**	2,288	99,391
Guidewire Software, Inc.**	687	47,204
RingCentral, Inc. - Class A**	1,764	64,474
Tyler Technologies, Inc.**	525	92,227
	Shares	Value
Software (continued)
Zendesk, Inc.**	3,127	$86,868
		499,965
Total Information Technology		1,243,236

Materials (2.75%)
Chemicals (2.75%)
Flotek Industries, Inc.**	4,630	41,392
PolyOne Corp.	2,608	101,034
		142,426
Total Materials		142,426

Real Estate (1.85%)
Equity Real Estate Investment (1.85%)
QTS Realty Trust, Inc. - Class A	1,834	95,973

Total Real Estate		95,973

Telecommunication Services (1.77%)
Diversified Telecommunication (1.77%)
Cogent Communications Holdings, Inc.	2,285	91,629

Total Telecommunication Services		91,629

Total Common Stocks (Cost $4,087,873)		5,027,347

	Shares	Value
Money Market Mutual Funds (3.00%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	155,226	155,226
Total Money Market Mutual Funds (Cost $155,226)		155,226

Total Investments (100.06%) (Cost $4,243,099)		$5,182,573

Liabilities Less Other Assets (-0.06%)		(2,850)

Net Assets (100.00%)		$5,179,723

See Notes to Financial Statements.

40	| www.westcore.com

Westcore Small-Cap Growth Fund	Statement of Investments

June 30, 2017 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	41

Westcore Small-Cap Growth Fund II	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (93.53%)
Consumer Discretionary (17.92%)
Diversified Consumer Services (2.44%)
Bright Horizons Family Solutions, Inc.**	7,320	$565,177
Grand Canyon Education, Inc.**	4,665	365,783
		930,960
Hotels Restaurants & Leisure (5.05%)
Jack in the Box, Inc.	4,665	459,502
Sonic Corp.	13,620	360,794
Vail Resorts, Inc.	3,530	715,990
Wingstop, Inc.	12,485	385,787
		1,922,073
Internet & Direct Marketing Retail (1.08%)
Duluth Holdings, Inc. - Class B**	7,175	130,657
Nutrisystem, Inc.	5,395	280,810
		411,467
Leisure Products (0.77%)
Callaway Golf Co.	23,130	295,601

Media (5.47%)
IMAX Corp. (Canada)**	20,010	440,220
Lions Gate Entertainment Corp. - Class B**	12,952	340,378
Lions Gate Entertainment Corp. - Class A**	12,630	356,419
Live Nation Entertainment, Inc.**	20,768	723,765
National CineMedia, Inc.	29,870	221,635
		2,082,417
Multiline Retail (0.68%)
Big Lots, Inc.	5,340	257,922

Specialty Retail (2.43%)
Burlington Stores, Inc.**	5,280	485,707
Party City Holdco, Inc.**	28,000	438,200
		923,907
Total Consumer Discretionary		6,824,347

Consumer Staples (2.42%)
Beverages (1.27%)
MGP Ingredients, Inc.	9,420	482,022

Food & Staples Retailing (1.15%)
PriceSmart, Inc.	4,995	437,562

Total Consumer Staples		919,584

Energy (3.89%)
Energy Equipment & Services (1.18%)
US Silica Holdings, Inc.	12,630	448,239

Oil Gas & Consumable Fuels (2.71%)
PDC Energy, Inc.**	11,375	490,376
	Shares	Value
Oil Gas & Consumable Fuels (continued)
RSP Permian, Inc.**	9,420	$303,983
SRC Energy, Inc.**	35,615	239,689
		1,034,048
Total Energy		1,482,287

Financials (8.54%)
Banks (3.19%)
Bank of the Ozarks, Inc.	11,203	525,085
Eagle Bancorp, Inc.**	10,910	690,603
		1,215,688
Capital Markets (3.33%)
Evercore Partners, Inc. - Class A	11,810	832,605
MarketAxess Holdings, Inc.	2,160	434,376
		1,266,981
Insurance (0.84%)
AMERISAFE, Inc.	5,630	320,628

Thrifts & Mortgage Finance (1.18%)
LendingTree, Inc.**	2,595	446,859

Total Financials		3,250,156

Health Care (18.68%)
Biotechnology (3.53%)
Ironwood Pharmaceuticals, Inc.**	16,770	316,617
Prothena Corp. PLC (Ireland)**	5,690	307,943
Sage Therapeutics, Inc.**	3,355	267,192
Veracyte, Inc.**	54,075	450,445
		1,342,197
Health Care Equipment & Supplies (5.58%)
Glaukos Corp.**	14,965	620,599
Globus Medical, Inc. - Class A**	14,465	479,515
K2M Group Holdings, Inc.**	18,465	449,807
Nevro Corp.**	7,740	576,088
		2,126,009
Health Care Providers & Services (4.98%)
Acadia Healthcare Co., Inc.**	15,400	760,452
Amedisys, Inc.**	6,390	401,356
HealthEquity, Inc.**	8,720	434,518
LHC Group, Inc.**	4,435	301,092
		1,897,418
Health Care Technology (1.60%)
Medidata Solutions, Inc.**	7,790	609,178

Pharmaceuticals (2.99%)
Catalent, Inc.**	12,660	444,366
Intersect ENT, Inc.**	15,925	445,104
Pacira Pharmaceuticals, Inc.**	5,220	248,994
		1,138,464
Total Health Care		7,113,266

See Notes to Financial Statements.

42	| www.westcore.com

Westcore Small-Cap Growth Fund II	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Industrials (12.81%)
Aerospace & Defense (2.45%)
Aerovironment, Inc.**	6,620	$252,884
Hexcel Corp.	12,835	677,560
		930,444
Commercial Services & Supplies (0.90%)
Ritchie Bros Auctioneers, Inc. (Canada)	11,900	342,006

Construction & Engineering (0.99%)
Valmont Industries, Inc.	2,510	375,496

Electrical Equipment (1.50%)
Generac Holdings, Inc.**	15,840	572,299

Machinery (1.59%)
Proto Labs, Inc.**	9,015	606,259

Professional Services (4.27%)
Advisory Board Co.**	19,515	1,005,022
Huron Consulting Group, Inc.**	14,380	621,216
		1,626,238
Road & Rail (1.11%)
Saia, Inc.**	8,255	423,482

Total Industrials		4,876,224

Information Technology (23.12%)
Internet Software & Services (4.19%)
2U, Inc.**	6,825	320,229
Envestnet, Inc.**	19,690	779,724
GoDaddy, Inc. - Class A**	11,665	494,829
		1,594,782
IT Services (2.12%)
EPAM Systems, Inc.**	9,595	806,844

Semiconductors & Semiconductor (7.52%)
Inphi Corp.**	9,830	337,169
MACOM Technology Solutions Holdings, Inc.**	6,445	359,438
Microsemi Corp.**	14,030	656,604
Monolithic Power Systems, Inc.	9,975	961,590
Silicon Laboratories, Inc.**	8,020	548,167
		2,862,968
Software (9.29%)
Everbridge, Inc.**	13,535	329,712
Fortinet, Inc.**	11,960	447,782
Globant SA (Luxembourg)**	16,215	704,380
Guidewire Software, Inc.**	4,871	334,686
RingCentral, Inc. - Class A**	12,485	456,327
Tyler Technologies, Inc.**	3,703	650,506
	Shares	Value
Software (continued)
Zendesk, Inc.**	22,170	$615,883
		3,539,276
Total Information Technology		8,803,870

Materials (2.65%)
Chemicals (2.65%)
Flotek Industries, Inc.**	32,815	293,366
PolyOne Corp.	18,465	715,334
		1,008,700
Total Materials		1,008,700

Real Estate (1.79%)
Equity Real Estate Investment Trusts (REITs) (1.79%)
QTS Realty Trust, Inc. - Class A	13,010	680,813

Total Real Estate		680,813

Telecommunication Services (1.71%)
Diversified Telecommunication (1.71%)
Cogent Communications Holdings, Inc.	16,190	649,219

Total Telecommunication Services		649,219

Total Common Stocks (Cost $32,832,981)		35,608,466

	Shares	Value
Money Market Mutual Funds (6.94%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	2,643,776	2,643,776

Total Money Market Mutual Funds (Cost $2,643,776)		2,643,776

Total Investments (100.47%) (Cost $35,476,757)		$38,252,242

Liabilities Less Other Assets (-0.47%)		(178,245)

Net Assets (100.00%)		$38,073,997

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	43

Westcore Small-Cap Growth Fund II	Statement of Investments

June 30, 2017 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

44	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (99.92%)
Basic Materials (5.65%)
Chemicals (2.03%)
Compass Minerals International, Inc.	12,830	$837,799
Eastman Chemical Co.	10,300	865,097
		1,702,896
Forestry & Paper (1.50%)
WestRock Co.	22,132	1,253,999

Other Materials (Rubber & Plastic) (1.14%)
Westlake Chemical Corp.	14,450	956,734

Specialty Chemicals (0.98%)
Mosaic Co.	35,960	820,967

Total Basic Materials		4,734,596

Capital Goods (12.02%)
Aerospace / Defense Suppliers (1.10%)
CAE, Inc. (Canada)	53,445	921,392

Agricultural Products (5.30%)
Ingredion, Inc.	19,000	2,264,990
Tyson Foods, Inc. - Class A	34,790	2,178,898
		4,443,888
Environmental / Pollution Control (1.65%)
Republic Services, Inc.	21,650	1,379,754

Farm Equipment (1.75%)
AGCO Corp.	21,797	1,468,900

Railroads (1.24%)
Kansas City Southern	9,950	1,041,267

Transportation Equipment & Parts (0.98%)
Oshkosh Corp.	11,850	816,228

Total Capital Goods		10,071,429

Consumer (15.45%)
Apparel & Footware Manufacturing (1.07%)
Carter's, Inc.	10,100	898,395

Beverages: Non-Alcoholic (0.98%)
Dr Pepper Snapple Group, Inc.	9,033	822,997

Clothing & Accessories (2.78%)
Foot Locker, Inc.	23,150	1,140,832
	Shares	Value
Clothing & Accessories (continued)
PVH Corp.	10,409	$1,191,830
		2,332,662
Consumer Durables (1.35%)
Whirlpool Corp.	5,883	1,127,300

Consumer Products (1.24%)
Estee Lauder Cos., Inc. - Class A	10,829	1,039,367

Food Products (1.64%)
Lamb Weston Holdings, Inc.	31,225	1,375,149

General Merchandise (1.55%)
Dollar General Corp.	17,985	1,296,539

Motor Vehicle Parts (1.29%)
Goodyear Tire & Rubber Co.	31,005	1,083,935

Publishing & Media (1.44%)
Sinclair Broadcast Group, Inc. - Class A	36,600	1,204,140

Recreation & Leisure (1.14%)
Mattel, Inc.	44,203	951,691

Specialty Retail (0.97%)
Dick's Sporting Goods, Inc.	20,494	816,276

Total Consumer		12,948,451

Energy (7.79%)
Exploration & Production (6.48%)
EQT Corp.	23,050	1,350,499
Noble Energy, Inc.	52,700	1,491,410
Range Resources Corp.	72,975	1,690,831
SM Energy Co.	54,200	895,926
		5,428,666
Refining & Marketing (1.31%)
Marathon Petroleum Corp.	21,000	1,098,930

Total Energy		6,527,596

Interest Rate Sensitive (20.36%)
Insurance / Real Estate Brokers (2.48%)
Realogy Holdings Corp.	64,050	2,078,423

Integrated Financial Services (1.81%)
Voya Financial, Inc.	41,165	1,518,577

Life & Health Insurance (1.72%)
UNUM Group	30,995	1,445,297

Other Banks (2.90%)
BOK Financial Corp.	14,085	1,184,971

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	45

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Other Banks (continued)
FNB Corp.	87,820	$1,243,531
		2,428,502
Property Casualty Insurance (5.65%)
AmTrust Financial Services, Inc.	142,406	2,156,027
Radian Group, Inc.	74,700	1,221,345
Validus Holdings, Ltd. (Bermuda)	26,145	1,358,755
		4,736,127
Regional Banks (4.58%)
Fifth Third Bancorp	45,700	1,186,372
Investors Bancorp, Inc.	121,385	1,621,704
KeyCorp	54,950	1,029,763
		3,837,839
Specialty Finance (1.22%)
Navient Corp.	61,400	1,022,310

Total Interest Rate Sensitive		17,067,075

Medical / Healthcare (8.85%)
Healthcare Services (3.46%)
AmerisourceBergen Corp.	19,105	1,805,996
Cardinal Health, Inc.	14,085	1,097,503
		2,903,499
Medical Products & Supplies (1.06%)
DENTSPLY SIRONA, Inc.	13,750	891,550

Medical Technology (1.28%)
PerkinElmer, Inc.	15,700	1,069,798

Pharmaceuticals (3.05%)
Grifols SA ADR (Spain)	76,650	1,619,614
Perrigo Co. PLC (Ireland)	12,400	936,448
		2,556,062
Total Medical / Healthcare		7,420,909

REITs (12.73%)
Diversified And Specialty REITs (3.59%)
CyrusOne, Inc.	22,010	1,227,057
Uniti Group, Inc.	70,950	1,783,683
		3,010,740
Hotel & Resort REITs (1.12%)
Park Hotels & Resorts, Inc.	34,700	935,512

Multi Family REITs (3.41%)
Equity Residential	20,000	1,316,600
Mid-America Apartment Communities, Inc.	14,590	1,537,494
		2,854,094
Office REITs (1.46%)
Gramercy Property Trust	41,250	1,225,538

Retail REITs (3.15%)
Retail Properties of America, Inc. - Class A	91,250	1,114,163
	Shares	Value
Retail REITs (continued)
Tanger Factory Outlet Centers, Inc.	58,845	$1,528,793
		2,642,956
Total REITs		10,668,840

Technology (8.25%)
Cable/Satellite/Telecommunication Services (1.63%)
TELUS Corp. (Canada)	39,650	1,368,718

Computer Software (1.60%)
Dolby Laboratories, Inc. - Class A	27,450	1,343,952

IT Services (3.24%)
Amdocs, Ltd.	22,190	1,430,368
CSRA, Inc.	40,323	1,280,255
		2,710,623
Technology Resellers / Distributors (1.78%)
Avnet, Inc.	38,450	1,494,936

Total Technology		6,918,229

Utilities (8.82%)
Gas Utilities (2.17%)
Spire, Inc.	26,000	1,813,500

Independent Power (2.53%)
Public Service Enterprise Group, Inc.	49,300	2,120,393

Integrated Gas & Electric (2.25%)
Xcel Energy, Inc.	41,165	1,888,650

Regulated Electric (1.87%)
Edison International	20,049	1,567,632

Total Utilities		7,390,175

Total Common Stocks (Cost $77,004,567)		83,747,300

	Shares	Value
Money Market Mutual Funds (0.49%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	413,817	413,816

Total Money Market Mutual Funds (Cost $413,816)		413,816

See Notes to Financial Statements.

46	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Short Term Investments (0.00%)(a)
Bank of New York Cash Reserve, (7 Day Yield 0.007%)	720	$720

Total Short Term Investments (Cost $720)		720

Total Investments (100.41%) (Cost $77,419,103)		$84,161,836

Liabilities Less Other Assets (-0.41%)		(343,429)

Net Assets (100.00%)		$83,818,407

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Less than 0.005%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	47

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (97.14%)
Basic Materials (5.51%)
Chemicals (1.98%)
Compass Minerals International, Inc.	4,930	$321,929
Eastman Chemical Co.	3,920	329,241
		651,170
Forestry & Paper (1.47%)
WestRock Co.	8,503	481,780

Other Materials (Rubber & Plastic) (1.10%)
Westlake Chemical Corp.	5,460	361,507

Specialty Chemicals (0.96%)
Mosaic Co.	13,815	315,396

Total Basic Materials		1,809,853

Capital Goods (11.63%)
Aerospace / Defense Suppliers (1.07%)
CAE, Inc. (Canada)	20,360	351,006

Agricultural Products (5.15%)
Ingredion, Inc.	7,160	853,544
Tyson Foods, Inc. - Class A	13,365	837,050
		1,690,594
Environmental / Pollution Control (1.58%)
Republic Services, Inc.	8,140	518,762

Farm Equipment (1.70%)
AGCO Corp.	8,270	557,315

Railroads (1.19%)
Kansas City Southern	3,750	392,438

Transportation Equipment & Parts (0.94%)
Oshkosh Corp.	4,480	308,582

Total Capital Goods		3,818,697

Consumer (15.06%)
Apparel & Footwear Manufacturer (1.04%)
Carter's, Inc.	3,850	342,458

Beverages: Non-Alcoholic (0.95%)
Dr Pepper Snapple Group, Inc.	3,435	312,963

Clothing & Accessories (2.73%)
Foot Locker, Inc.	8,895	438,346
	Shares	Value
Clothing & Accessories (continued)
PVH Corp.	3,999	$457,885
		896,231
Consumer Durables (1.30%)
Whirlpool Corp.	2,226	426,546

Consumer Products (1.19%)
Estee Lauder Cos., Inc. - Class A	4,078	391,406

Food Products (1.61%)
Lamb Weston Holdings, Inc.	11,995	528,260

General Merchandise (1.52%)
Dollar General Corp.	6,910	498,142

Motor Vehicle Parts (1.25%)
Goodyear Tire & Rubber Co.	11,686	408,543

Publishing & Media (1.42%)
Sinclair Broadcast Group, Inc. - Class A	14,200	467,180

Recreation & Leisure (1.10%)
Mattel, Inc.	16,816	362,048

Specialty Retail (0.95%)
Dick's Sporting Goods, Inc.	7,776	309,718

Total Consumer		4,943,495

Energy (7.56%)
Exploration & Production (6.29%)
EQT Corp.	8,720	510,905
Noble Energy, Inc.	19,990	565,717
Range Resources Corp.	28,035	649,571
SM Energy Co.	20,572	340,055
		2,066,248
Refining & Marketing (1.27%)
Marathon Petroleum Corp.	7,950	416,023

Total Energy		2,482,271

Interest Rate Sensitive (19.87%)
Insurance / Real Estate Brokers (2.43%)
Realogy Holdings Corp.	24,605	798,432

Integrated Financial Services (1.78%)
Voya Financial, Inc.	15,815	583,415

Life & Health Insurance (1.67%)
Unum Group	11,741	547,483

Other Banks (2.83%)
BOK Financial Corp.	5,360	450,937

See Notes to Financial Statements.

48	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Other Banks (continued)
FNB Corp.	33,740	$477,758
		928,695
Property Casualty Insurance (5.52%)
AmTrust Financial Services, Inc.	54,740	828,764
Radian Group, Inc.	28,700	469,245
Validus Holdings, Ltd. (Bermuda)	9,870	512,944
		1,810,953
Regional Banks (4.46%)
Fifth Third Bancorp	17,350	450,406
Investors Bancorp, Inc.	46,633	623,017
KeyCorp	20,890	391,479
		1,464,902
Specialty Finance (1.18%)
Navient Corp.	23,300	387,945

Total Interest Rate Sensitive		6,521,825

Medical / Healthcare (8.56%)
Healthcare Services (3.35%)
AmerisourceBergen Corp.	7,240	684,398
Cardinal Health, Inc.	5,310	413,755
		1,098,153
Medical Products & Supplies (1.03%)
DENTSPLY SIRONA, Inc.	5,225	338,789

Medical Technology (1.23%)
PerkinElmer, Inc.	5,950	405,433

Pharmaceuticals (2.95%)
Grifols SA ADR (Spain)	29,020	613,192
Perrigo Co. PLC (Ireland)	4,690	354,189
		967,381
Total Medical / Healthcare		2,809,756

REITs (12.44%)
Diversified & Specialty REITs (3.54%)
CyrusOne, Inc.	8,540	476,105
Uniti Group, Inc.	27,260	685,316
		1,161,421
Hotel & Resort REITs (1.08%)
Park Hotels & Resorts, Inc.	13,100	353,176

Multi Family-REITs (3.34%)
Equity Residential	7,685	505,904
Mid-America Apartment Communities, Inc.	5,606	590,760
		1,096,664
Office REITs (1.43%)
Gramercy Property Trust	15,863	471,290

Retail REITs (3.05%)
Retail Properties of America, Inc. - Class A	33,880	413,675
	Shares	Value
Retail REITs (continued)
Tanger Factory Outlet Centers, Inc.	22,610	$587,408
		1,001,083
Total REITs		4,083,634

Technology (8.01%)
Cable / Satellite / Telecommunication Services (1.58%)
TELUS Corp. (Canada)	14,990	517,455

Computer Software (1.55%)
Dolby Laboratories, Inc. - Class A	10,380	508,205

IT Services (3.16%)
Amdocs, Ltd.	8,455	545,009
CSRA, Inc.	15,492	491,871
		1,036,880
Technology Resellers / Distributors (1.72%)
Avnet, Inc.	14,530	564,926

Total Technology		2,627,466

Utilities (8.50%)
Gas Utilities (2.08%)
Spire, Inc.	9,800	683,550

Independent Power (2.45%)
Public Service Enterprise Group, Inc.	18,680	803,427

Integrated Gas and Electric (2.17%)
Xcel Energy, Inc.	15,520	712,058

Regulated Electric (1.80%)
Edison International	7,550	590,334

Total Utilities		2,789,369

Total Common Stocks
(Cost $32,339,808)		31,886,366

Money Market Mutual Funds (2.67%)	Shares	Value

Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	875,254	875,254
Total Money Market Mutual Funds (Cost $875,254)		875,254

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	49

Westcore Mid-Cap Value Dividend Fund II	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Short Term Investments (0.00%)(a)
Bank of New York Cash Reserve, (7 Day Yield 0.007%)	274	$274

Total Short Term Investments (Cost $274)		274

Total Investments (99.81%) (Cost $33,215,336)		$32,761,894

Other Assets Less Liabilities (0.19%)		62,135

Net Assets (100.00%)		$32,824,029

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Less than 0.005%

See Notes to Financial Statements.

50	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (98.83%)
Basic Materials (6.00%)
Chemicals (2.60%)
Compass Minerals International, Inc.	130	$8,489
Eastman Chemical Co.	108	9,071
		17,560
Forestry & Paper (1.04%)
WestRock Co.	124	7,026

Other Materials (Rubber & Plastic) (1.07%)
Westlake Chemical Corp.	109	7,217

Specialty Chemicals (1.29%)
Mosaic Co.	381	8,698

Total Basic Materials		40,501

Capital Goods (12.65%)
Agricultural Products (5.46%)
Dean Foods Co.	752	12,784
Ingredion, Inc.	116	13,829
Tyson Foods, Inc. - Class A	164	10,271
		36,884
Farm Equipment (1.75%)
AGCO Corp.	175	11,793

Industrial Products (2.37%)
Global Brass & Copper Holdings, Inc.	201	6,140
Regal Beloit Corp.	121	9,868
		16,008
Transportation Equipment & Parts (3.07%)
Greenbrier Cos., Inc.	294	13,597
Oshkosh Corp.	104	7,164
		20,761
Total Capital Goods		85,446

Consumer (13.23%)
Clothing & Accessories (3.30%)
Caleres, Inc.	294	8,168
Cato Corp. - Class A	361	6,350
Foot Locker, Inc.	158	7,786
		22,304
Food Products (1.23%)
Lamb Weston Holdings, Inc.	188	8,279

General Merchandise (1.47%)
Big Lots, Inc.	206	9,950

Motor Vehicle Parts (1.00%)
Goodyear Tire & Rubber Co.	193	6,747
	Shares	Value
Publishing & Media (2.92%)
AMC Entertainment Holdings, Inc. - Class A	296	$6,734
Sinclair Broadcast Group, Inc. - Class A	394	12,963
		19,697
Recreation & Leisure (1.24%)
Mattel, Inc.	389	8,375

Restaurants (1.26%)
Bloomin' Brands, Inc.	401	8,513

Specialty Retail (0.81%)
Dick's Sporting Goods, Inc.	138	5,497

Total Consumer		89,362

Energy (5.93%)
Exploration & Production (5.93%)
Enerplus Corp. (Canada)	1,706	13,853
EQT Corp.	113	6,620
Range Resources Corp.	446	10,334
SM Energy Co.	560	9,257
		40,064
Total Energy		40,064

Interest Rate Sensitive (27.11%)
Insurance / Real Estate Brokers (2.11%)
Realogy Holdings Corp.	440	14,278

Integrated Financial Services (1.46%)
Voya Financial, Inc.	268	9,886

Life & Health Insurance (1.40%)
Unum Group	203	9,466

Other Banks (6.41%)
BOK Financial Corp.	128	10,768
FNB Corp.	830	11,753
Glacier Bancorp, Inc.	285	10,434
Independent Bank Corp.	155	10,331
		43,286
Property Casualty Insurance (5.00%)
AmTrust Financial Services, Inc.	871	13,187
Radian Group, Inc.	793	12,965
Validus Holdings, Ltd. (Bermuda)	146	7,588
		33,740
Regional Banks (6.53%)
Fifth Third Bancorp	504	13,084
First Horizon National Corp.	474	8,257
Investors Bancorp, Inc.	745	9,953
KeyCorp	685	12,837
		44,131

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	51

Westcore Smid-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Securities & Asset Management (1.84%)
Artisan Partners Asset Management, Inc. - Class A	404	$12,403

Specialty Finance (1.18%)
Navient Corp.	478	7,959

Thrifts (1.18%)
IBERIABANK Corp.	98	7,987

Total Interest Rate Sensitive		183,136

Medical / Healthcare (8.34%)
Healthcare Services (3.59%)
Aceto Corp.	449	6,937
AmerisourceBergen Corp.	106	10,020
Ensign Group, Inc.	335	7,293
		24,250
Pharmaceuticals (4.75%)
Grifols SA ADR (Spain)	327	6,910
Perrigo Co. PLC (Ireland)	118	8,911
Phibro Animal Health Corp. - Class A	440	16,302
		32,123
Total Medical / Healthcare		56,373

REITs (12.08%)
Diversified & Specialty REITs (4.48%)
CyrusOne, Inc.	195	10,871
GEO Group, Inc.	280	8,280
Uniti Group, Inc.	443	11,137
		30,288
Multi-Family REITs (1.51%)
Mid-America Apartment Communities, Inc.	97	10,222

Office REITs (2.74%)
Gramercy Property Trust	283	8,408
Lexington Realty Trust	1,017	10,078
		18,486
Retail REITs (3.35%)
CBL & Associates Properties, Inc.	1,457	12,283
Tanger Factory Outlet Centers, Inc.	397	10,314
		22,597
Total REITs		81,593

Technology (8.83%)
Computer Software (2.27%)
TiVo Corp.	822	15,330

Electronic Equipment (1.39%)
MTS Systems Corp.	182	9,428

IT Services (3.52%)
Amdocs, Ltd.	117	7,542
	Shares	Value
IT Services (continued)
CSRA, Inc.	225	$7,143
EVERTEC, Inc. (Puerto Rico)	526	9,100
		23,785
Technology Resellers & Distributors (1.65%)
Avnet, Inc.	286	11,120

Total Technology		59,663

Utilities (4.66%)
Gas Utilities (2.20%)
Spire, Inc.	213	14,857

Independent Power (0.99%)
Public Service Enterprise Group, Inc.	155	6,666

Integrated Gas and Electric (1.47%)
NorthWestern Corp.	163	9,946

Total Utilities		31,469

Total Common Stocks
(Cost $682,436)		667,607

	Shares	Value
Money Market Mutual Funds (0.86%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	5,781	5,781
Total Money Market Mutual Funds
(Cost $5,781)		5,781

Total Investments (99.69%)
(Cost $688,217)		$673,388

Other Assets Less Liabilities (0.31%)		2,094

Net Assets (100.00%)		$675,482

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

52	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (97.88%)
Basic Materials (4.10%)
Chemicals (1.26%)
Compass Minerals International, Inc.	39,200	$2,559,760

Forestry & Paper (1.24%)
PH Glatfelter Co.	129,480	2,530,039

Non-Ferrous Metals (1.13%)
Materion Corp.	61,550	2,301,970

Specialty Chemicals (0.47%)
Minerals Technologies, Inc.	13,086	957,895

Total Basic Materials		8,349,664

Capital Goods (12.52%)
Agricultural Products (2.80%)
Dean Foods Co.	335,025	5,695,425

Electrical Equipment (1.10%)
Watts Water Technologies, Inc. - Class A	35,460	2,241,072

Engineering & Construction (1.61%)
Tetra Tech, Inc.	71,714	3,280,916

Industrial Products (5.08%)
Global Brass & Copper Holdings, Inc.	75,130	2,295,221
ITT, Inc.	52,000	2,089,360
Regal Beloit Corp.	43,346	3,534,866
The Timken Co.	52,650	2,435,063
		10,354,510
Transportation Equipment & Parts (1.93%)
Greenbrier Cos., Inc.	85,100	3,935,875

Total Capital Goods		25,507,798

Consumer (13.19%)
Clothing & Accessories (2.26%)
Caleres, Inc.	92,690	2,574,928
Cato Corp. - Class A	115,320	2,028,479
		4,603,407
Food Products (0.98%)
Flowers Foods, Inc.	115,560	2,000,343

General Merchandise (1.53%)
Big Lots, Inc.	64,500	3,115,350
	Shares	Value
Publishing & Media (5.47%)
AMC Entertainment Holdings, Inc. - Class A	184,420	$4,195,555
Graham Holdings Co. - Class B	3,525	2,113,766
Sinclair Broadcast Group, Inc. - Class A	146,955	4,834,820
		11,144,141
Restaurants (1.79%)
Bloomin' Brands, Inc.	172,405	3,660,158

Specialty Retail (1.16%)
Big 5 Sporting Goods Corp.	180,954	2,361,450

Total Consumer		26,884,849

Energy (4.17%)
Exploration & Production (4.17%)
Enerplus Corp. (Canada)	712,585	5,786,190
SM Energy Co.	163,930	2,709,763
		8,495,953
Total Energy		8,495,953

Interest Rate Sensitive (28.79%)
Insurance / Real Estate Brokers (2.16%)
Realogy Holdings Corp.	135,400	4,393,730

Life & Health Insurance (1.24%)
CNO Financial Group, Inc.	120,615	2,518,441

Other Banks (13.88%)
First Midwest Bancorp, Inc.	85,980	2,004,194
FNB Corp.	222,740	3,153,998
Glacier Bancorp, Inc.	83,620	3,061,328
Hancock Holding Co.	47,335	2,319,415
Independent Bank Corp.	45,970	3,063,901
Umpqua Holdings Corp.	229,050	4,205,358
United Community Banks, Inc.	74,300	2,065,540
Valley National Bancorp	260,355	3,074,793
Westamerica Bancorporation	35,426	1,985,273
Wintrust Financial Corp.	43,862	3,352,811
		28,286,611
Property Casualty Insurance (4.73%)
AmTrust Financial Services, Inc.	341,335	5,167,812
Radian Group, Inc.	273,811	4,476,810
		9,644,622
Regional Banks (2.15%)
First Horizon National Corp.	112,975	1,968,025
Great Western Bancorp, Inc.	59,210	2,416,360
		4,384,385
Securities & Asset Management (1.74%)
Artisan Partners Asset Management, Inc. - Class A	115,500	3,545,850

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	53

Westcore Small-Cap Value Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Thrifts (2.89%)
IBERIABANK Corp.	35,695	$2,909,142
Northwest Bancshares, Inc.	190,765	2,977,842
		5,886,984
Total Interest Rate Sensitive		58,660,623

Medical / Healthcare (6.70%)
Healthcare Services (3.03%)
Aceto Corp.	145,600	2,249,520
Ensign Group, Inc.	180,080	3,920,342
		6,169,862
Medical Technology (1.62%)
Bio-Techne Corp.	28,135	3,305,862

Pharmaceuticals (2.05%)
Phibro Animal Health Corp. - Class A	112,624	4,172,719

Total Medical / Healthcare		13,648,443

REITs (10.19%)
Diversified & Specialty REITs (3.47%)
CyrusOne, Inc.	52,890	2,948,617
GEO Group, Inc.	139,279	4,118,480
		7,067,097
Multi-Family REITs (1.29%)
Education Realty Trust, Inc.	67,973	2,633,954

Office REITs (2.91%)
Gramercy Property Trust	101,059	3,002,463
Lexington Realty Trust	295,220	2,925,630
		5,928,093
Retail REITs (2.52%)
CBL & Associates Properties, Inc.	610,290	5,144,745

Total REITs		20,773,889

Technology (13.48%)
Computer Software (4.38%)
Monotype Imaging Holdings, Inc.	77,610	1,420,263
Progress Software Corp.	71,200	2,199,368
TiVo Corp.	284,620	5,308,163
		8,927,794
Electronic Equipment (3.20%)
Methode Electronics, Inc.	62,432	2,572,199
MTS Systems Corp.	76,165	3,945,347
		6,517,546
IT Services (4.76%)
Convergys Corp.	121,500	2,889,270
EVERTEC, Inc. (Puerto Rico)	208,175	3,601,427
ManTech International Corp. - Class A	77,252	3,196,688
		9,687,385
	Shares	Value
Semiconductors (0.43%)
Silicon Motion Technology Corp. ADR (Taiwan)	18,156	$875,664

Telecommunication Equipment & Solutions (0.71%)
Plantronics, Inc.	27,688	1,448,359

Total Technology		27,456,748

Utilities (4.74%)
Gas Utilities (2.42%)
Spire, Inc.	70,615	4,925,396

Integrated Gas and Electric (1.35%)
NorthWestern Corp.	44,890	2,739,188

Regulated Electric (0.97%)
Portland General Electric Co.	43,445	1,985,002

Total Utilities		9,649,586

Total Common Stocks
(Cost $179,489,741)		199,427,553

	Shares	Value
Money Market Mutual Funds (2.66%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	5,423,562	5,423,562
Total Money Market Mutual Funds
(Cost $5,423,562)		5,423,562

Total Investments (100.54%)
(Cost $184,913,303)		$204,851,115

Liabilities Less Other Assets (-0.54%)		(1,108,672)

Net Assets (100.00%)		$203,742,443

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

54	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (96.04%)
Consumer Discretionary (15.09%)
Automobiles (2.98%)
Toyota Motor Corp. (Japan)	30,300	$1,587,534

Hotels Restaurants & Leisure (6.94%)
McDonald's Corp.	12,435	1,904,545
Whitbread PLC (United Kingdom)	34,748	1,795,367
		3,699,912
Leisure Products (1.99%)
Mattel, Inc.	49,240	1,060,137

Specialty Retail (3.18%)
Lowe's Cos, Inc.	21,900	1,697,907

Total Consumer Discretionary		8,045,490

Consumer Staples (13.57%)
Food & Staples Retailing (3.31%)
Wal-Mart Stores, Inc.	23,327	1,765,387

Food Products (3.62%)
Nestle SA ADR (Switzerland)	22,145	1,931,044

Household Products (3.03%)
Kimberly Clark Corp.	12,514	1,615,683

Tobacco (3.61%)
British American Tobacco PLC ADR (United Kingdom)	28,030	1,921,176

Total Consumer Staples		7,233,290

Energy (9.16%)
Oil Gas & Consumable Fuels (9.16%)
Koninklijke Vopak N.V. (Netherlands)	36,073	1,672,753
Occidental Petroleum Corp.	28,583	1,711,264
TOTAL SA ADR (France)	30,202	1,497,717
		4,881,734
Total Energy		4,881,734

Financials (12.87%)
Banks (3.48%)
US Bancorp	35,806	1,859,048

Insurance (9.39%)
Chubb, Ltd. (Switzerland)	11,800	1,715,484
Helvetia Holding AG (Switzerland)	2,949	1,686,856
Power Financial Corp. (Canada)	62,500	1,603,466
		5,005,806
Total Financials		6,864,854
	Shares	Value
Health Care (13.53%)
Biotechnology (3.29%)
AbbVie, Inc.	24,189	$1,753,945

Pharmaceuticals (10.24%)
Bayer AG (Germany)	15,500	2,004,018
Novartis AG ADR (Switzerland)	21,910	1,828,828
Roche Holding AG (Switzerland)	6,400	1,629,867
		5,462,713
Total Health Care		7,216,658

Industrials (10.72%)
Commercial Services & Supplies (3.08%)
Brambles, Ltd. (Australia)	219,389	1,640,696

Professional Services (3.25%)
Adecco Group AG (Switzerland)	22,800	1,733,361

Road & Rail (4.39%)
CSX Corp.	42,900	2,340,624

Total Industrials		5,714,681

Information Technology (12.32%)
IT Services (3.38%)
Broadridge Financial Solutions, Inc.	23,900	1,805,884

Semiconductors & Semiconductor (2.57%)
QUALCOMM, Inc.	24,837	1,371,499

Software (2.56%)
Sage Group PLC (United Kingdom)	152,152	1,363,413

Technology Hardware Storage & Peripherals (3.81%)
Apple, Inc.	14,100	2,030,682

Total Information Technology		6,571,478

Materials (3.21%)
Chemicals (3.21%)
Koninklijke DSM N.V. (Netherlands)	23,559	1,712,421

Total Materials		1,712,421

Telecommunication Services (2.24%)
Diversified Telecommunication Services (2.24%)
BT Group PLC (United Kingdom)	311,500	1,195,840

Total Telecommunication Services		1,195,840

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	55

Westcore Global Large-Cap Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Utilities (3.33%)
Multi Utilities (3.33%)

Canadian Utilities, Ltd. Class A (Canada)	55,235	$1,774,863

Total Utilities		1,774,863

Total Common Stocks (Cost $42,985,739)		51,211,309

	Shares	Value
Money Market Mutual Funds (3.75%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	2,001,614	2,001,614

Total Money Market Mutual Funds (Cost $2,001,614)		2,001,614

Total Investments (99.79%) (Cost $44,987,353)		$53,212,923

Other Assets Less Liabilities (0.21%)		112,179

Net Assets (100.00%)		$53,325,102

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown as of June 30, 2017 (Unaudited)
Country	Market Value	%
United States	$22,918,219	42.96%
Switzerland	10,525,440	19.73%
United Kingdom	6,275,796	11.78%
Netherlands	3,385,174	6.35%
Canada	3,378,329	6.34%
Germany	2,004,018	3.76%
Australia	1,640,696	3.08%
Japan	1,587,534	2.98%
France	1,497,717	2.81%
Total Investments	53,212,923	99.79%
Other Assets in Excess of Liabilities	112,179	0.21%
Net Assets	$53,325,102	100.00%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

56	| www.westcore.com

Westcore Large-Cap Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (99.46%)
Consumer Discretionary (17.79%)
Hotels Restaurants & Leisure (7.90%)
McDonald's Corp.	2,825	$432,677
Yum! Brands, Inc.	6,071	447,797
		880,474
Multiline Retail (2.85%)
Target Corp.	6,074	317,610

Specialty Retail (3.85%)
Lowe's Cos., Inc.	5,525	428,353

Textiles Apparel & Luxury Goods (3.19%)
Ralph Lauren Corp.	4,809	354,904

Total Consumer Discretionary		1,981,341

Consumer Staples (16.06%)
Food & Staples Retailing (4.36%)
Wal Mart, Stores Inc.	6,412	485,260

Food Products (7.72%)
General Mills, Inc.	7,088	392,675
Nestle SA ADR (Switzerland)	5,365	467,828
		860,503
Household Products (3.98%)
Kimberly-Clark Corp.	3,430	442,848

Total Consumer Staples		1,788,611

Energy (3.30%)
Oil Gas & Consumable Fuels (3.30%)
Occidental Petroleum Corp.	6,144	367,841

Total Energy		367,841

Financials (8.33%)
Banks (3.97%)
US Bancorp	8,523	442,514

Insurance (4.36%)
Chubb, Ltd. (Switzerland)	3,337	485,133

Total Financials		927,647

Health Care (15.89%)
Biotechnology (7.70%)
AbbVie, Inc.	5,952	431,580
Gilead Sciences, Inc.	6,012	425,529
		857,109
Health Care Providers & Services (4.15%)
Cardinal Health, Inc.	5,939	462,767

	Shares	Value
Pharmaceuticals (4.04%)
Pfizer, Inc.	13,400	$450,106

Total Health Care		1,769,982

Industrials (8.01%)
Aerospace & Defense (3.65%)
L-3 Communications Holdings, Inc.	2,435	406,840

Road & Rail (4.36%)
CSX Corp.	8,904	485,802

Total Industrials		892,642

Information Technology (18.49%)
IT Services (7.59%)
Broadridge Financial Solutions, Inc.	5,805	438,626
International Business Machines Corp.	2,644	406,726
		845,352
Semiconductors & Semiconductor (7.00%)
QUALCOMM, Inc.	6,689	369,367
Xilinx, Inc.	6,382	410,490
		779,857
Technology Hardware Storage &
Peripherals (3.90%)
Apple, Inc.	3,016	434,364

Total Information Technology		2,059,573

Materials (3.88%)
Chemicals (3.88%)
Eastman Chemical Co.	5,141	431,793

Total Materials		431,793

Utilities (7.71%)
Electric Utilities (3.93%)
Edison International	5,591	437,161

Independent Power and Renewable
Electricity Producers (3.78%)
AES Corp.	37,938	421,491

Total Utilities		858,652

Total Common Stocks
(Cost $10,313,638)		11,078,082

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	57

Westcore Large-Cap Dividend Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Money Market Mutual Funds (0.34%)
Goldman Sachs Financial Square -
Government Fund,
(7 Day Yield 0.834%)	38,418	$38,418

Total Money Market Mutual Funds
(Cost $38,418)		38,418

Total Investments (99.80%)
(Cost $10,352,056)		$11,116,500

Other Assets Less Liabilities (0.20%)		22,290

Net Assets (100.00%)		$11,138,790

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

58	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (96.23%)
Consumer Discretionary (10.71%)
Auto Components (0.34%)
Tower International, Inc.	2,073	$46,539

Diversified Consumer Services (1.51%)
American Public Education, Inc.**	4,062	96,066
Capella Education Co.	1,255	107,428
		203,494
Hotels Restaurants & Leisure (0.37%)
Drive Shack, Inc.	15,900	50,085

Household Durables (3.66%)
Bassett Furniture Industries, Inc.	3,596	136,468
Libbey, Inc.	11,808	95,173
Lifetime Brands, Inc.	5,056	91,767
M/I Homes, Inc.**	2,384	68,063
NACCO Industries, Inc. - Class A	1,464	103,724
		495,195
Leisure Products (0.54%)
American Outdoor Brands Corp.**	3,278	72,641

Media (0.50%)
tronc, Inc.**	5,242	67,569

Specialty Retail (2.32%)
Big 5 Sporting Goods Corp.	6,880	89,784
Francesca's Holdings Corp.**	7,387	80,814
Haverty Furniture Cos., Inc.	2,540	63,754
Kirkland's, Inc.**	7,663	78,775
		313,127
Textiles Apparel & Luxury Goods (1.47%)
Unifi, Inc.**	3,170	97,636
Vera Bradley, Inc.**	10,378	101,497
		199,133
Total Consumer Discretionary		1,447,783

Consumer Staples (2.93%)
Food & Staples Retailing (1.60%)
Ingles Markets, Inc. - Class A	3,191	106,260
SpartanNash Co.	4,234	109,915
		216,175
Food Products (0.64%)
John B Sanfilippo & Son, Inc.	1,377	86,902

Personal Products (0.69%)
Medifast, Inc.	2,255	93,515

Total Consumer Staples		396,592

Energy (4.82%)
Energy Equipment & Services (1.04%)
Bristow Group, Inc.	11,102	84,930
	Shares	Value
Energy Equipment & Services (continued)
Unit Corp.**	2,986	$55,928
		140,858
Oil Gas & Consumable Fuels (3.78%)
Evolution Petroleum Corp.	5,860	47,466
Green Plains Renewable Energy, Inc.	4,486	92,187
Pacific Ethanol, Inc.**	13,923	87,019
Panhandle Oil and Gas, Inc. - Class A	2,259	52,183
Renewable Energy Group, Inc.**	10,833	140,287
REX American Resources Corp.**	943	91,056
		510,198
Total Energy		651,056

Financials (24.11%)
Banks (13.06%)
American National Bankshares, Inc.	2,811	103,866
Arrow Financial Corp.	3,027	95,805
Bancorp, Inc.**	15,255	115,633
Central Pacific Financial Corp.	3,659	115,149
CoBiz Financial, Inc.	5,700	99,180
ConnectOne Bancorp, Inc.	5,103	115,073
Farmers Capital Bank Corp.	2,669	102,890
First Business Financial Services, Inc.	4,082	94,213
First Interstate BancSystem, Inc. - Class A	2,776	103,267
Horizon Bancorp	4,423	116,546
Independent Bank Corp.	4,494	97,745
Lakeland Bancorp, Inc.	6,184	116,568
Macatawa Bank Corp.	9,421	89,876
OFG Bancorp (Puerto Rico)	7,703	77,030
Republic Bancorp, Inc. - Class A	3,261	116,418
Sandy Spring Bancorp, Inc.	2,396	97,421
West Bancorporation, Inc.	4,622	109,310
		1,765,990
Capital Markets (2.00%)
Diamond Hill Investment Group, Inc.	587	117,048
Greenhill & Co., Inc	5,704	114,650
Westwood Holdings Group, Inc.	680	38,549
		270,247
Insurance (3.43%)
EMC Insurance Group, Inc.	2,323	64,533
HCI Group, Inc.	1,316	61,826
Heritage Insurance Holdings, Inc.	6,873	89,487
National Western Life Group, Inc. - Class A	286	91,411
United Fire Group, Inc.	1,503	66,222
Universal Insurance Holdings, Inc.	3,607	90,896
		464,375
Mortgage Real Estate Investment Trust (REITs) (0.95%)
Resource Capital Corp.	12,622	128,366

Thrifts & Mortgage Finance (4.67%)
BankFinancial Corp.	7,575	113,019
Charter Financial Corp.	5,243	94,374

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	59

Westcore Micro-Cap Opportunity Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Thrifts & Mortgage Finance (continued)
Flagstar Bancorp, Inc.**	3,123	$96,251
TrustCo Bank Corp.	12,907	100,029
United Financial Bancorp, Inc.	6,802	113,525
Waterstone Financial, Inc.	6,069	114,401
		631,599
Total Financials		3,260,577

Health Care (22.94%)
Biotechnology (8.44%)
AMAG Pharmaceuticals, Inc.**	3,688	67,859
BioSpecifics Technologies Corp.**	2,004	99,218
Cytokinetics, Inc.**	7,868	95,203
Emergent BioSolutions, Inc.**	2,694	91,354
Fortress Biotech, Inc.**	25,106	119,253
Genomic Health, Inc.**	1,526	49,671
MiMedx Group, Inc.**	8,124	121,616
Natera, Inc.**	7,279	79,050
Repligen Corp.**	3,245	134,473
Spectrum Pharmaceuticals, Inc.**	16,340	121,733
Veracyte, Inc.**	11,215	93,421
Xencor, Inc.**	3,245	68,502
		1,141,353
Health Care Equipment & Supplies (3.98%)
Anika Therapeutics, Inc.**	2,297	113,334
Exactech, Inc.**	4,153	123,759
Lantheus Holdings, Inc.**	7,863	138,782
Meridian Bioscience, Inc.	3,126	49,235
OraSure Technologies, Inc.**	6,579	113,554
		538,664
Health Care Providers & Services (3.95%)
Aceto Corp.	2,459	37,992
Addus HomeCare Corp.**	2,587	96,236
Civitas Solutions, Inc.**	6,126	107,205
Ensign Group, Inc.	4,255	92,631
LHC Group, Inc.**	1,804	122,474
RadNet, Inc.**	9,990	77,422
		533,960
Health Care Technology (1.52%)
Computer Programs & Systems, Inc.	3,469	113,783
Quality Systems, Inc.**	5,299	91,196
		204,979
Life Sciences Tools & Services (0.46%)
Enzo Biochem, Inc.**	5,695	62,873

Pharmaceuticals (4.59%)
ANI Pharmaceuticals Inc.**	2,075	97,110
Lannett Co., Inc.**	4,707	96,023
Phibro Animal Health Corp. - Class A	3,766	139,530
SciClone Pharmaceuticals, Inc.**	9,963	109,593
Sucampo Pharmaceuticals, Inc. - Class A**	8,996	94,458
	Shares	Value
Pharmaceuticals (continued)
Teligent, Inc.**	9,201	$84,189
		620,903
Total Health Care		3,102,732

Industrials (10.19%)
Aerospace & Defense (0.90%)
National Presto Industries, Inc.	605	66,853
Vectrus, Inc.**	1,713	55,364
		122,217
Building Products (0.83%)
Continental Building Products, Inc.**	4,812	112,120

Commercial Services & Supplies (1.76%)
McGrath RentCorp	3,340	115,664
SP Plus Corp.**	1,843	56,304
Viad Corp.	1,397	66,008
		237,976
Electrical Equipment (0.90%)
Allied Motion Technologies, Inc.	4,483	122,027

Machinery (1.78%)
Blue Bird Corp.**	3,074	52,258
Chart Industries, Inc.**	2,404	83,491
Greenbrier Cos., Inc.	2,272	105,080
		240,829
Professional Services (1.70%)
ICF International, Inc.**	2,462	115,960
RPX Corp.**	8,181	114,125
		230,085
Road & Rail (0.87%)
Roadrunner Transportation Systems, Inc.**	16,164	117,512

Trading Companies & Distributors (1.45%)
H&E Equipment Services, Inc.	3,505	71,537
Neff Corp. - Class A**	6,540	124,260
		195,797
Total Industrials		1,378,563

Information Technology (13.27%)
Communications Equipment (1.23%)
ADTRAN, Inc.	3,045	62,879
Ituran Location and Control, Ltd. (Israel)	3,309	103,572
		166,451
Electronic Equipment Instruments & Components (3.92%)
Bel Fuse, Inc. - Class B	3,212	79,336
Daktronics, Inc.	10,870	104,678
Insight Enterprises, Inc.**	2,020	80,780
Kimball Electronics, Inc.**	4,561	82,326
Methode Electronics, Inc.	2,138	88,086

See Notes to Financial Statements.

60	| www.westcore.com

Westcore Micro-Cap Opportunity Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Electronic Equipment Instruments & Components (continued)
Park Electrochemical Corp.	5,155	$94,955
		530,161
Internet Software & Services (1.79%)
DHI Group, Inc.**	39,500	112,575
LivePerson, Inc.**	4,024	44,264
Reis, Inc.	4,015	85,319
		242,158
IT Services (3.34%)
Hackett Group, Inc.	3,370	52,235
ManTech International Corp. - Class A	2,547	105,395
NCI, Inc. - Class A**	3,306	69,757
Net 1 UEPS Technologies, Inc. (South Africa)**	7,754	76,454
Perficient, Inc.**	3,613	67,346
Unisys Corp.**	6,257	80,090
		451,277
Semiconductors & Equipment (1.38%)
IXYS Corp.	6,939	114,147
Photronics, Inc.**	7,763	72,972
		187,119
Software (1.61%)
American Software, Inc. - Class A	3,207	33,000
Monotype Imaging Holdings, Inc.	2,867	52,466
Rubicon Project, Inc.**	14,187	72,921
VASCO Data Security International, Inc.**	4,091	58,706
		217,093
Total Information Technology		1,794,259

Materials (3.21%)
Chemicals (0.84%)
Core Molding Technologies, Inc.**	5,284	114,187

Construction Materials (0.67%)
United States Lime & Minerals, Inc.	1,152	90,398

Metals & Mining (0.93%)
Schnitzer Steel Industries, Inc. - Class A	5,002	126,050

Paper & Forest Products (0.77%)
PH Glatfelter Co.	5,322	103,992

Total Materials		434,627

Real Estate (2.06%)
Equity Real Estate Investment Trust (REITs) (2.06%)
Ashford Hospitality Prime, Inc.	3,401	34,996
Ashford Hospitality Trust, Inc.	12,439	75,629
CorEnergy Infrastructure Trust, Inc.	3,155	105,977
	Shares	Value
Equity Real Estate Investment Trust (REITs) (continued)
Hersha Hospitality Trust	3,361	$62,212
		278,814
Total Real Estate		278,814

Telecommunication Services (0.88%)
Diversified Telecommunication Services (0.88%)
FairPoint Communications, Inc**	7,586	118,721

Total Telecommunication Services		118,721

Utilities (1.11%)
Multi-Utilities (0.41%)
Unitil Corp.	1,147	55,411

Water Utilities (0.70%)
SJW Group	1,920	94,426

Total Utilities		149,837

Total Common Stocks
(Cost $10,895,573)		13,013,561

Rights and Warrants (0.03%)
Health Care (0.03%)
Pharmaceuticals (0.03%)
Valeant Pharmaceuticals International, Inc.(a)	22,951	4,361

Total Rights and Warrants
(Cost $–)		4,361

	Shares	Value
Money Market Mutual Funds (5.14%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	694,419	694,419

Total Money Market Mutual Funds (Cost $694,419)		694,419

Total Investments (101.40%) (Cost $11,589,992)		$13,712,341

Liabilities Less Other Assets (-1.40%)		(189,425)

Net Assets (100.00%)		$13,522,916

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	61

Westcore Micro-Cap Opportunity Fund	Statement of Investments

June 30, 2017 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.
(a)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2017 these securities represented 0.03% of the Fund's net assets.

See Notes to Financial Statements.

62	| www.westcore.com

Westcore International Small-Cap Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Common Stocks (98.55%)
Consumer Discretionary (25.49%)
Diversified Consumer Services (4.10%)
G8 Education, Ltd. (Australia)	638,096	$1,770,491
IBJ, Inc. (Japan)	183,825	1,217,601
		2,988,092
Hotels Restaurants & Leisure (12.04%)
Arcland Service Holdings Co., Ltd. (Japan)	112,608	2,007,371
Corporate Travel Management, Ltd. (Australia)	181,097	3,193,046
Domino's Pizza Group PLC (United Kingdom)	466,695	1,786,463
MTY Food Group, Inc. (Canada)	49,839	1,781,721
		8,768,601
Internet & Direct Marketing Retail (3.56%)
Webjet, Ltd. (Australia)	272,909	2,590,510

Media (3.35%)
CTS Eventim AG & Co. KGaA (Germany)	55,145	2,438,737

Specialty Retail (2.44%)
Vertu Motors PLC (United Kingdom)	2,811,600	1,776,055

Total Consumer Discretionary		18,561,995

Consumer Staples (3.13%)
Food & Staples Retailing (3.13%)
Tsuruha Holdings, Inc. (Japan)	21,480	2,278,341

Total Consumer Staples		2,278,341

Financials (10.37%)
Capital Markets (5.19%)
Azimut Holding S.p.A. (Italy)	115,550	2,316,171
M&A Capital Partners Co., Ltd. (Japan)**	31,700	1,462,751
		3,778,922
Consumer Finance (3.14%)
Credit Corp. Group, Ltd. (Australia)	168,159	2,288,965

Thrifts & Mortgage Finance (2.04%)
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	281,400	1,484,364

Total Financials		7,552,251

Health Care (10.53%)
Health Care Equipment & Supplies (2.20%)
Cellavision AB (Sweden)	88,686	1,600,089
	Shares	Value
Health Care Providers & Services (2.97%)
Qualicorp SA (Brazil)	248,500	$2,164,033

Life Science Tools & Services (2.28%)
Eurofins Scientific SE (Luxembourg)	2,950	1,661,593

Pharmaceuticals (3.08%)
China Medical System Holdings, Ltd. (China)	1,296,265	2,241,395

Total Health Care		7,667,110

Industrials (7.79%)
Commercial Services & Supplies (3.22%)
Boyd Group Income Fund (Canada)	31,639	2,345,844

Professional Services (2.53%)
Nihon M&A Center, Inc. (Japan)	50,379	1,840,922

Trading Companies & Distributors (2.04%)
Diploma PLC (United Kingdom)	103,345	1,487,349

Total Industrials		5,674,115

Information Technology (37.97%)
Electronic Equipment Instruments & Components (5.80%)
Ingenico Group SA (France)	24,740	2,246,134
PAX Global Technology, Ltd. (Hong Kong)	3,081,492	1,977,378
		4,223,512
Internet Software & Services (11.04%)
iomart Group PLC (United Kingdom)	449,634	1,794,944
Just Eat PLC (United Kingdom)**	197,100	1,681,470
Rightmove PLC (United Kingdom)	38,799	2,147,686
SMS Co., Ltd. (Japan)	79,687	2,415,938
		8,040,038
IT Services (6.37%)
Econocom Group SA (Belgium)	222,446	1,860,024
Keywords Studios PLC (Ireland)	173,140	1,683,404
Softcat PLC (United Kingdom)	213,600	1,096,956
		4,640,384
Software (14.76%)
Constellation Software, Inc. (Canada)	5,140	2,688,948
Descartes Systems Group, Inc. (Canada)**	59,400	1,445,149
Linx SA (Brazil)	269,250	1,414,154
Logo Yazilim Sanayi Ve Ticaret AS (Turkey)**	95,500	1,601,415
Magic Software Enterprises, Ltd. (Israel)	225,966	1,796,430

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	63

Westcore International Small-Cap Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Software (continued)
Sapiens International Corp. NV (Israel)**	161,130	$1,803,045
		10,749,141
Total Information Technology		27,653,075

Real Estate (3.27%)
Real Estate Management & Development (3.27%)
Japan Property Management Center Co., Ltd. (Japan)	193,501	2,384,462

Total Real Estate		2,384,462

Total Common Stocks (Cost $47,322,360)		71,771,349

	Shares	Value
Money Market Mutual Funds (1.06%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	773,232	773,232
Total Money Market Mutual Funds (Cost $773,232)		773,232

Total Investments (99.61%) (Cost $48,095,592)		$72,544,581

Other Assets Less Liabilities (0.39%)		284,416

Net Assets (100.00%)		$72,828,997
Country Breakdown as of June 30, 2017 (Unaudited)
Country	Market Value	%
Japan	$13,607,386	18.69%
United Kingdom	13,255,287	18.20%
Australia	9,843,012	13.51%
Canada	8,261,662	11.34%
Israel	3,599,475	4.95%
Brazil	3,578,187	4.91%
Germany	2,438,737	3.35%
Italy	2,316,171	3.18%
France	2,246,134	3.08%
China	2,241,395	3.08%
Hong Kong	1,977,378	2.72%
Belgium	1,860,024	2.55%
Ireland	1,683,404	2.31%
Luxembourg	1,661,593	2.28%
Turkey	1,601,415	2.20%
Sweden	1,600,089	2.20%
United States	773,232	1.06%
Total Investments	72,544,581	99.61%
Other Assets in Excess of Liabilities	284,416	0.39%
Net Assets	$72,828,997	100.00%

The country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

64	| www.westcore.com

Westcore International Small-Cap Fund	Statement of Investments

June 30, 2017 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (a)

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BRL	10,070,611	Sale	09/20/2017	$3,005,175	$2,991,726	$13,449
CHF	2,424,212	Purchase	09/20/2017	2,504,760	2,540,852	36,092
CZK	513,638	Purchase	09/20/2017	22,127	22,575	448
DKK	5,915,677	Purchase	09/20/2017	895,202	912,666	17,464
EUR	2,654,601	Purchase	09/20/2017	2,989,186	3,044,512	55,326
HKD	2,046,899	Sale	09/20/2017	262,869	262,738	131
HUF	6,027,606	Purchase	09/20/2017	22,025	22,364	339
ILS	2,053,506	Purchase	09/20/2017	584,330	590,510	6,180
NOK	6,920,767	Purchase	09/20/2017	818,704	830,236	11,532
NZD	787,168	Purchase	09/20/2017	570,685	576,012	5,327
PEN	47,677	Purchase	09/20/2017	14,567	14,571	4
PLN	718,755	Purchase	09/20/2017	191,061	193,895	2,834
QAR	319,788	Purchase	09/20/2017	86,744	87,244	500
SEK	8,878,475	Purchase	09/20/2017	1,026,544	1,058,568	32,024
SGD	1,095,955	Purchase	09/20/2017	793,277	797,020	3,743
						$185,393

AED	320,477	Purchase	09/20/2017	$87,272	$87,220	$(52)
AUD	8,925,372	Sale	09/20/2017	6,790,610	6,853,299	(62,689)
CAD	4,535,376	Sale	09/20/2017	3,432,477	3,501,708	(69,231)
CLP	116,101,737	Purchase	09/20/2017	174,526	174,501	(25)
COP	171,760,523	Purchase	09/20/2017	57,469	55,783	(1,686)
GBP	3,812,715	Sale	09/20/2017	4,898,166	4,977,933	(79,767)
IDR	5,216,685,854	Purchase	09/20/2017	387,851	387,756	(95)
INR	143,841,347	Purchase	09/20/2017	2,207,689	2,202,897	(4,792)
JPY	216,436,625	Purchase	09/20/2017	1,964,736	1,930,903	(33,833)
KRW	3,007,738,880	Purchase	09/20/2017	2,657,213	2,631,832	(25,381)
MXN	8,566,890	Purchase	09/20/2017	470,968	466,238	(4,730)
MYR	2,234,126	Purchase	09/20/2017	521,052	518,748	(2,304)
PHP	8,662,716	Purchase	09/20/2017	173,527	171,015	(2,512)
RUB	4,201,941	Purchase	09/20/2017	71,433	70,089	(1,344)
THB	20,257,227	Purchase	09/20/2017	597,036	596,351	(685)
TRY	4,956,670	Sale	09/20/2017	1,375,586	1,377,668	(2,082)
TWD	83,745,720	Purchase	09/20/2017	2,762,799	2,760,804	(1,995)
ZAR	11,138,802	Purchase	09/20/2017	854,834	840,262	(14,572)
						$(307,775)

(a)	As of June 30, 2017 BNY Mellon is the counter party for all Forward Foreign Currency Contracts.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	65

Westcore Flexible Income Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Preferred Stocks (1.68%)
Financial Institutions (1.68%)
Banking (1.68%)
ING Group NV (Netherlands), 6.13%	29,000	$751,390
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	21,800	564,402
		1,315,792
Total Financial Institutions		1,315,792

Total Preferred Stocks (Cost $1,285,548)		1,315,792

Exchange Traded Funds (0.81%)
SPDR® Barclays High Yield Bond ETF	17,000	632,400

Total Exchange Traded Funds (Cost $588,710)		632,400

	Principal Amount	Value
Corporate Bonds (89.65%)
Financial Institutions (4.00%)
Banking (1.05%)
Emigrant Capital Trust II - 144A:
3.78%, 04/14/34(a)(b)	$500,000	$368,750
Washington Mutual Bank:
5.55%, 06/16/10(c)	2,000,000	453,750
		822,500
Finance Companies (1.77%)
Aircastle, Ltd.:
5.00%, 04/01/23	650,000	695,500
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	675,000	693,563
		1,389,063
Real Estate Investment Trusts (REITs) (1.18%)
CBL & Associates LP:
4.60%, 10/15/24	1,000,000	921,884

Total Financial Institutions		3,133,447

Industrial (83.88%)
Basic Industry (10.77%)
CF Industries, Inc.:
3.45%, 06/01/23	750,000	710,625
5.38%, 03/15/44	500,000	449,375
Compass Minerals International, Inc. - 144A:
4.88%, 07/15/24(a)	1,400,000	1,386,000
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
4.75%, 05/15/22(a)	750,000	754,688
9.75%, 03/01/22(a)	1,075,000	1,229,531
	Principal Amount	Value
Basic Industry (continued)
Potlatch Corp.:
7.50%, 11/01/19	$1,500,000	$1,650,000
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(a)	1,000,000	1,157,500
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	1,150,000	1,112,544
		8,450,263
Capital Goods (11.25%)
Ball Corp.:
5.25%, 07/01/25	700,000	775,250
CNH Industrial N.V. (United Kingdom):
4.50%, 08/15/23	1,250,000	1,331,250
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(a)	1,000,000	1,076,250
James Hardie International Finance - 144A (Ireland):
5.88%, 02/15/23(a)	1,450,000	1,526,125
Masco Corp.:
6.50%, 08/15/32	366,000	448,944
Moog, Inc. - 144A:
5.25%, 12/01/22(a)	750,000	783,750
Orbital ATK, Inc.:
5.50%, 10/01/23	500,000	528,750
Oshkosh Corp.:
5.38%, 03/01/25	750,000	791,250
United Rentals North America, Inc.:
4.63%, 07/15/23	1,500,000	1,563,000
		8,824,569
Communications (14.63%)
AMC Networks, Inc.:
4.75%, 12/15/22	975,000	1,008,442
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(a)	1,500,000	1,605,000
DISH DBS Corp.:
5.88%, 07/15/22	1,250,000	1,346,875
Lamar Media Corp.:
5.00%, 05/01/23	1,250,000	1,306,250
Lions Gate Entertainment Corp. - 144A:
5.88%, 11/01/24(a)	1,000,000	1,057,500
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	1,000,000	1,015,000
Nielsen Co. Luxembourg SARL - 144A (Luxembourg):
5.00%, 02/01/25(a)	500,000	513,750
Sirius XM Radio, Inc. - 144A:
4.63%, 05/15/23(a)	1,000,000	1,031,250

See Notes to Financial Statements.

66	| www.westcore.com

Westcore Flexible Income Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Communications (continued)
T-Mobile USA, Inc.:
6.50%, 01/15/24	$1,250,000	$1,346,875
Virgin Media Secured Finance PLC (United Kingdom):
5.25%, 01/15/21	1,160,000	1,245,550
		11,476,492
Consumer Cyclical (18.82%)
Allison Transmission, Inc. - 144A:
5.00%, 10/01/24(a)	1,375,000	1,412,812
Cinemark USA, Inc.:
4.88%, 06/01/23	1,250,000	1,283,200
CoreCivic, Inc.:
4.13%, 04/01/20	750,000	774,375
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	750,000	755,625
General Motors Co.:
4.88%, 10/02/23	575,000	616,960
General Motors Financial Co., Inc.:
4.25%, 05/15/23	425,000	445,320
Goodyear Tire & Rubber Co.:
4.88%, 03/15/27	250,000	254,375
8.75%, 08/15/20	1,644,000	1,939,920
Hanesbrands, Inc. - 144A:
4.63%, 05/15/24(a)	1,000,000	1,020,000
L Brands, Inc.:
5.63%, 02/15/22	500,000	537,500
Meritor, Inc.:
6.25%, 02/15/24	1,250,000	1,309,375
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.:
5.63%, 05/01/24	750,000	821,250
Royal Caribbean Cruises, Ltd.:
7.50%, 10/15/27	1,050,000	1,374,219
Speedway Motorsports, Inc.:
5.13%, 02/01/23	1,425,000	1,453,500
Tenneco, Inc.:
5.00%, 07/15/26	750,000	760,313
		14,758,744
Consumer Non-Cyclical (6.65%)
Aramark Services, Inc. - 144A:
5.00%, 04/01/25(a)	750,000	794,062
Hill-Rom Holdings, Inc. - 144A:
5.00%, 02/15/25(a)	500,000	512,500
Quintiles IMS, Inc. - 144A:
4.88%, 05/15/23(a)	1,500,000	1,543,125
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	1,265,000	1,331,815
Vista Outdoor, Inc.:
5.88%, 10/01/23	1,000,000	1,032,500
	Principal Amount	Value
Consumer Non-Cyclical (continued)
Winn-Dixie Stores, Inc.:
Series Escrow Units, 04/01/08(c)(d)	$2,150,000	0
		5,214,002
Energy - Independent (9.77%)
Concho Resources, Inc.:
5.50%, 04/01/23	1,575,000	1,626,187
Diamondback Energy, Inc. - 144A:
4.75%, 11/01/24(a)	1,500,000	1,500,000
Kerr-McGee Corp.:
6.95%, 07/01/24	250,000	293,631
Range Resources Corp.:
4.88%, 05/15/25	2,100,000	2,005,500
RSP Permian, Inc. - 144A:
5.25%, 01/15/25(a)	400,000	402,500
6.63%, 10/01/22	400,000	417,000
Whiting Petroleum Corp.:
5.75%, 03/15/21	1,500,000	1,417,500
		7,662,318
Energy - Midstream (6.07%)
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.63%, 05/20/24	1,500,000	1,556,250
Boardwalk Pipelines LP:
3.38%, 02/01/23	1,250,000	1,241,503
MPLX LP:
4.88%, 06/01/25	1,850,000	1,965,040
		4,762,793
Energy - Oil Field Services (0.39%)
Gulfmark Offshore, Inc.:
6.38%, 03/15/22(c)	1,000,000	305,000

Energy - Refining (1.99%)
Tesoro Corp.:
5.38%, 10/01/22	1,500,000	1,560,000

Technology (3.53%)
Amkor Technology, Inc.:
6.63%, 06/01/21	1,250,000	1,275,000
Iron Mountain, Inc.:
6.00%, 08/15/23	1,400,000	1,494,500
		2,769,500
Transportation (0.01%)
Continental Airlines, Inc.:
Pass-Through Certificates, Series 1999-1B, Class B, 6.80%, 08/02/18	3,627	3,754

Total Industrial		65,787,435

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	67

Westcore Flexible Income Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Utility (1.77%)
Electric (1.77%)
Calpine Corp Escrow:
8.75%, 12/29/49(c)(d)	$200,000	0
NRG Energy, Inc.:
7.88%, 05/15/21	1,340,000	1,390,250
		1,390,250
Total Utility		1,390,250

Total Corporate Bonds (Cost $70,569,055)		70,311,132

Commercial Mortgage-Backed Securities (3.67%)
InSite Issuer LLC - 144A
Series 2016-1A, Class C,
6.41%, 11/15/23(a)	250,000	258,470
Tuckahoe Credit Lease Trust - 144A
9.31%, 10/20/25(a)(d)	1,402,115	$1,585,792
VB-S1 Issuer LLC - 144A
Series 2016-1A, Class F,
6.90%, 06/15/21(a)	1,000,000	1,037,625

Total Commercial Mortgage-Backed Securities (Cost $2,548,488)		2,881,887

Residential Mortgage-Backed Securities (0.86%)
Citigroup Mortgage Loan Trust, Inc.
Series 2003-UST1, Class A1,
5.50%, 12/25/18	292,941	294,042

Countrywide Asset-Backed Certificates - 144A Series 2005-SD2, Class M3,
5.50%, 08/25/35(a)(e)	382,805	379,157

Total Residential Mortgage-Backed Securities (Cost $675,630)		673,199

	Shares	Value
Money Market Mutual Funds (3.20%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	2,513,647	2,513,647
Total Money Market Mutual Funds (Cost $2,513,647)		2,513,647
Total Investments (99.87%) (Cost $78,181,078)	$78,328,057

Other Assets Less Liabilities (0.13%)	105,442

Net Assets (100.00%)	$78,433,499

(a)
This security is restricted.  See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(b)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c)
Income is not being accrued on this security due to the issuer’s default or expected default on interest payments. Security deemed to be illiquid under procedures approved by the Fund's Board of Trustees.

(d)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2017 these securities represented 2.02% of the Fund's net assets.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2017.

See Notes to Financial Statements.

68	| www.westcore.com

Westcore Flexible Income Fund	Statement of Investments

June 30, 2017 (Unaudited)

Restricted Securities
Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Allison Transmission, Inc. - 144A	5.000%	10/01/2024	9/14/2016 - 5/1/2017	$1,395,845	$1,412,812	1.80	%^
Aramark Services, Inc. - 144A	5.000%	04/01/2025	3/9/2017	750,000	794,062	1.01	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	6/10/2016 - 8/5/2016	1,575,410	1,605,000	2.05	%^
Compass Minerals International, Inc. - 144A	4.875%	07/15/2024	10/23/2014 - 3/18/2015	1,388,444	1,386,000	1.77	%^
Countrywide Asset-Backed Certificates - 144A	5.500%	08/25/2035	9/23/2016	382,104	379,157	0.48%
Diamondback Energy, Inc. - 144A	4.750%	11/01/2024	10/20/2016	1,500,000	1,500,000	1.91	%^
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	3/10/2016 - 5/26/2016	682,911	755,625	0.96	%^
Emigrant Capital Trust II - 144A	3.783%	04/14/2034	8/11/2004	498,311	368,750	0.47%
FMG Resources August 2006 Pty, Ltd. - 144A	4.750%	05/15/2022	6/15/2017	751,741	754,688	0.96	%^
FMG Resources August 2006 Pty, Ltd. - 144A	9.750%	03/01/2022	12/21/2016 - 4/18/2017	1,231,051	1,229,531	1.57	%^
Hanesbrands, Inc. - 144A	4.625%	05/15/2024	5/3/2016	1,000,000	1,020,000	1.30	%^
Hill-Rom Holdings, Inc. - 144A	5.000%	02/15/2025	2/9/2017	500,000	512,500	0.65	%^
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	11/2/2015 - 10/7/2016	1,028,542	1,076,250	1.37	%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016 - 10/28/2016	250,651	258,470	0.33%
James Hardie International Finance - 144A	5.875%	02/15/2023	10/6/2015 - 3/3/2017	1,479,866	1,526,125	1.95	%^
Lions Gate Entertainment Corp. - 144A	5.875%	11/01/2024	10/13/2016	1,002,912	1,057,500	1.35	%^
Moog, Inc. - 144A	5.250%	12/01/2022	3/20/2017 - 4/19/2017	768,645	783,750	1.00	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	7/13/2016 - 7/14/2016	1,008,764	1,015,000	1.29	%^
Nielsen Co. Luxembourg SARL - 144A	5.000%	02/01/2025	6/7/2017	513,671	513,750	0.65	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/5/2014 - 5/24/2017	675,000	693,563	0.88	%^
Quintiles IMS, Inc. - 144A	4.875%	05/15/2023	10/20/2016 - 2/8/2017	1,531,935	1,543,125	1.97	%^
RSP Permian, Inc. - 144A	5.250%	01/15/2025	6/28/2017	400,000	402,500	0.52	%^
Sirius XM Radio, Inc. - 144A	4.625%	05/15/2023	9/15/2016 - 11/29/2016	1,000,172	1,031,250	1.31	%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	12/11/2009 - 5/25/2017	1,157,180	1,157,500	1.47	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 6/27/2017	1,315,283	1,331,815	1.70	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,279,389	1,585,792	2.02%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2021	6/8/2016 - 12/2/2016	1,018,448	1,037,625	1.32%
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	6/14/2016 - 12/2/2016	1,086,308	1,112,544	1.42%
				$27,172,583	$27,844,684	35.48%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 29.44% of the Fund's net assets as of June 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	69

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Shares	Value
Preferred Stocks (0.75%)
Financial Institutions (0.75%)
Banking (0.75%)
First Tennessee Bank NA - 144A, 3.75%(a)(b)	1,500	$1,152,844
ING Group NV (Netherlands), 6.13%	161,818	4,192,704
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	146,000	3,779,940
		9,125,488
Total Financial Institutions		9,125,488

Total Preferred Stocks
(Cost $9,289,428)		9,125,488

	Principal Amount	Value
Corporate Bonds (37.98%)
Financial Institutions (14.15%)
Banking (6.08%)
Bank of America Corp.:
5.00%, 05/13/21	$5,950,000	$6,497,358
BB&T Corp.:
6.85%, 04/30/19	4,150,000	4,503,929
Citigroup, Inc.:
2.75%, 04/25/22	9,625,000	9,636,223
Emigrant Capital Trust II - 144A:
3.78%, 04/14/34(a)(b)	850,000	626,875
First Tennessee Bank NA:
2.95%, 12/01/19	10,975,000	11,101,454
JPMorgan Chase & Co.:
4.40%, 07/22/20	13,300,000	14,168,543
PNC Financial Services Group, Inc.:
4.38%, 08/11/20	6,300,000	6,707,950
RBC USA Holdco Corp.:
5.25%, 09/15/20	1,900,000	2,067,508
UBS AG:
Series GMTN, 2.38%, 08/14/19	12,075,000	12,189,181
Wells Fargo & Co.:
3.00%, 10/23/26	6,550,000	6,386,479
		73,885,500
Broker/Asset Managers/Exchanges (1.45%)
CBOE Holdings, Inc.:
3.65%, 01/12/27	11,900,000	12,027,116
FMR LLC - 144A:
7.49%, 06/15/19(a)	5,000,000	5,512,625
		17,539,741
Finance Companies (2.53%)
Aircastle, Ltd.:
5.00%, 04/01/23	4,900,000	5,243,000
General Electric Co.:
Series D, 5.00%, Perpetual Maturity(b)	14,596,000	15,510,439
	Principal Amount	Value
Finance Companies (continued)
International Lease Finance Corp.:
5.88%, 08/15/22	$6,200,000	$7,014,271
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	2,825,000	2,902,688
		30,670,398
Insurance (1.74%)
Massachusetts Mutual Life Insurance Co. - 144A:
8.88%, 06/01/39(a)	1,414,000	2,323,636
Northwestern Mutual Life Insurance Co. - 144A:
6.06%, 03/30/40(a)	6,025,000	7,862,812
PartnerRe Finance B LLC:
5.50%, 06/01/20	3,200,000	3,480,304
Validus Holdings, Ltd. (Bermuda):
8.88%, 01/26/40	5,175,000	7,515,212
		21,181,964
Real Estate Investment Trust (REITs) (2.35%)
Ventas Realty LP / Ventas Capital Corp.:
4.75%, 06/01/21	10,500,000	11,240,744
Washington Real Estate Investment Trust:
3.95%, 10/15/22	2,025,000	2,058,898
4.95%, 10/01/20	13,825,000	14,598,827
Weingarten Realty Investors:
6.64%, 07/15/26	545,000	633,476
		28,531,945
Total Financial Institutions		171,809,548

Industrial (19.99%)
Basic Industry (2.81%)
CF Industries, Inc. - 144A:
4.50%, 12/01/26(a)	4,325,000	4,455,726
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
9.75%, 03/01/22(a)	7,725,000	8,835,469
Potlatch Corp.:
7.50%, 11/01/19	9,571,000	10,528,100
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	10,675,000	10,327,315
		34,146,610
Capital Goods (2.08%)
Airbus Group Finance BV - 144A (Netherlands):
2.70%, 04/17/23(a)	1,950,000	1,962,172
Boeing Co.:
1.88%, 06/15/23	3,075,000	2,960,739
CNH Industrial NV (United Kingdom):
4.50%, 08/15/23	3,275,000	3,487,875

See Notes to Financial Statements.

70	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Capital Goods (continued)
Hexcel Corp.:
4.70%, 08/15/25	$3,781,000	$4,077,869
Masco Corp.:
4.45%, 04/01/25	3,875,000	4,158,263
United Rentals North America, Inc.:
4.63%, 07/15/23	6,850,000	7,137,700
7.63%, 04/15/22	1,358,000	1,422,505
		25,207,123
Communications (4.01%)
America Movil SAB de CV (Mexico):
5.00%, 10/16/19	6,975,000	7,450,186
American Tower Corp.:
5.90%, 11/01/21	3,575,000	4,031,284
AT&T, Inc.:
4.45%, 04/01/24	2,150,000	2,266,659
4.55%, 03/09/49	3,577,000	3,379,793
Series WI, 5.35%, 09/01/40	344,000	365,920
Cox Communications, Inc. - 144A:
9.38%, 01/15/19(a)	2,500,000	2,754,670
Historic TW, Inc.:
9.15%, 02/01/23	2,410,000	3,094,515
Lions Gate Entertainment Corp. - 144A:
5.88%, 11/01/24(a)	4,700,000	4,970,250
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	6,750,000	6,851,250
Verizon Communications, Inc.:
5.15%, 09/15/23	12,200,000	13,567,900
		48,732,427
Consumer Cyclical (2.09%)
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	7,720,000	7,777,900
General Motors Co.:
4.88%, 10/02/23	4,200,000	4,506,491
General Motors Financial Co., Inc.:
4.25%, 05/15/23	3,200,000	3,352,995
Royal Caribbean Cruises, Ltd.:
5.25%, 11/15/22	4,200,000	4,674,264
7.50%, 10/15/27	3,850,000	5,038,803
		25,350,453
Consumer Non-Cyclical (4.07%)
Anheuser-Busch InBev Finance, Inc.:
3.65%, 02/01/26	12,300,000	12,696,220
Fomento Economico Mexicano SAB de CV (Mexico):
2.88%, 05/10/23	6,700,000	6,685,605
Mead Johnson Nutrition Co.:
4.13%, 11/15/25	12,100,000	13,061,430
	Principal Amount	Value
Consumer Non-Cyclical (continued)
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	$11,425,000	$12,028,445
WhiteWave Foods Co.:
5.38%, 10/01/22	4,400,000	4,968,282
		49,439,982
Energy - Independent (2.23%)
Anadarko Finance Co.:
Series B, 7.50%, 05/01/31	5,050,000	6,325,873
Apache Corp.:
3.25%, 04/15/22	1,450,000	1,472,524
Burlington Resources, Inc.:
6.88%, 02/15/26	1,000,000	1,203,030
Concho Resources, Inc.:
5.50%, 04/01/23	7,050,000	7,279,125
Devon Energy Corp.:
3.25%, 05/15/22	4,750,000	4,725,490
Range Resources Corp.:
4.88%, 05/15/25	6,400,000	6,112,000
		27,118,042
Energy - Midstream (1.40%)
Boardwalk Pipelines LP:
3.38%, 02/01/23	3,925,000	3,898,318
MPLX LP:
4.88%, 06/01/25	6,700,000	7,116,632
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	4,775,000	5,954,831
		16,969,781
Energy - Refining (0.48%)
Tesoro Corp.:
4.25%, 10/01/17	5,875,000	5,893,359

Transportation (0.82%)
American Airlines 2013-2 Class A Pass Through Trust:
4.95%, 01/15/23	7,897,207	8,440,140
CSX Transportation, Inc.:
9.75%, 06/15/20	1,250,000	1,507,965
		9,948,105
Total Industrial		242,805,882

Utility (3.84%)
Electric (3.84%)
Consumers Energy Co.:
Series B, 6.88%, 03/01/18	1,564,000	1,619,115
Duke Energy Carolinas LLC:
3.90%, 06/15/21	4,275,000	4,540,576
Series C, 7.00%, 11/15/18	4,285,000	4,590,362
Nevada Power Co.:
Series R, 6.75%, 07/01/37	2,850,000	3,858,492
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22	4,730,000	5,040,609
7.00%, 09/01/22	5,800,000	6,989,035

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	71

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Electric (continued)
Pacific Gas & Electric Co.:
5.63%, 11/30/17	$14,225,000	$14,459,471
PPL UK Distribution Holdings, Ltd. / Western Power Distribution, Ltd. - 144A (United Kingdom):
7.25%, 12/15/17(a)	875,000	894,412
San Diego Gas & Electric Co.:
6.00%, 06/01/26	3,550,000	4,292,277
Tenaska Alabama II Partners LP - 144A:
6.13%, 03/30/23(a)	141,440	149,176
Tenaska Virginia Partners LP - 144A:
6.12%, 03/30/24(a)	133,848	147,318
		46,580,843
Total Utility		46,580,843

Total Corporate Bonds
(Cost $444,277,652)		461,196,273

	Principal Amount	Value
Municipal Bonds (9.39%)
California (3.34%)
City of San Francisco CA Public Utilities Commission Water Revenue:
6.00%, 11/01/40(c)	$11,750,000	$14,777,857
San Diego County Regional Airport Authority:
5.59%, 07/01/43(c)	9,135,000	10,155,197
6.63%, 07/01/40(c)	8,430,000	9,420,356
University of California:
6.27%, 05/15/31(c)	5,875,000	6,264,278

Total California		40,617,688

District Of Columbia (1.03%)
Metropolitan Washington Airports Authority Dulles Toll Road Revenue:
7.46%, 10/01/46(c)	8,600,000	12,520,310

Total District Of Columbia		12,520,310

Texas (2.35%)
Dallas Independent School District:
6.45%, 02/15/35(c)	8,700,000	9,954,627
	Principal Amount	Value
Texas (continued)
North Texas Tollway Authority:
8.41%, 02/01/30(c)	$4,350,000	$5,677,533
8.91%, 02/01/30(c)	8,350,000	9,565,676
University of Texas System:
6.28%, 08/15/41(c)	3,026,000	3,286,206

Total Texas		28,484,042

Washington (2.67%)
Port of Seattle WA:
7.00%, 05/01/36(c)	10,520,000	11,451,441
State of Washington:
Series AD VALOREM PROPERTY TAX, 5.48%, 08/01/39(c)	8,400,000	10,526,628
Washington State Convention Center Public Facilities District:
Series HOTEL OCCUPANCY TAX, 6.79%, 07/01/40(c)	8,125,000	10,491,650

Total Washington		32,469,719

Total Municipal Bonds
(Cost $114,100,990)		114,091,759

Asset Backed Securities (6.44%)
American Express Credit Account Master Trust
Series 2017-1, Class A,
1.93%, 02/18/20	15,550,000	15,592,248
Capital One Multi-Asset Execution Trust
Series 2017-A1, Class A1,
2.00%, 03/16/20	10,325,000	10,372,743
Chase Issuance Trust
Series 2015-A2, Class A2,
1.59%, 02/18/20	12,225,000	12,237,068
Drive Auto Receivables Trust 2016-B - 144A
Series 2016-BA, Class B,
2.56%, 04/15/18(a)	4,200,000	4,214,239
Drive Auto Receivables Trust 2017-A - 144A
Series 2017-AA, Class B,
2.51%, 01/15/21(a)	3,600,000	3,614,557
Honda Auto Receivables Owner Trust
Series 2017-1, Class A2,
1.42%, 08/21/18	3,900,000	3,899,932

See Notes to Financial Statements.

72	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Asset Backed Securities (continued)
Marriott Vacation Club Owner Trust - 144A
Series 2010-1A, Class A,
3.54%, 10/20/32(a)	$1,196,938	$1,203,921
NextGear Floorplan Master Owner Trust - 144A
Series 2015-2A, Class A,
2.38%, 10/15/18(a)	7,905,000	7,943,387
Santander Drive Auto Receivables Trust
Series 2016-2, Class B,
2.08%, 02/16/21	10,450,000	10,473,866
Sierra Receivables Funding Co. LLC - 144A
Series 2017-1A, Class A,
2.91%, 07/20/24(a)	3,618,093	3,652,233
Toyota Auto Receivables Owner Trust
Series 2017-A, Class A3,
1.73%, 02/16/21	5,000,000	5,007,583

Total Asset Backed Securities
(Cost $77,967,706)		78,211,777

Collateralized Loan Obligations (1.53%)
Madison Park Funding XIV, Ltd. - 144A
Series 2017-14A, Class A1R,
2.28%, 07/20/26(a)(b)	6,000,000	6,014,010
Seneca Park CLO, Ltd. 2014-1 - 144A
Series 2017-1A, Class AR,
2.28%, 07/17/26(a)(b)	12,500,000	12,524,413

Total Collateralized Loan Obligations
(Cost $18,510,462)		18,538,423

Commercial Mortgage-Backed Securities (3.65%)
Crown Castle Towers LLC - 144A

4.88%, 08/15/20(a)	5,900,000	6,300,054

6.11%, 01/15/20(a)	8,975,000	9,654,880
Freddie Mac Multifamily Structured Pass Through Certificates
Series 2013-K031, Class A2,
3.30%, 04/25/23	3,000,000	3,148,036
GTP Acquisition Partners I LLC - 144A

3.48%, 06/16/25(a)	10,800,000	11,028,852

	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
InSite Issuer LLC - 144A
Series 2016-1A, Class C,
6.41%, 11/15/23(a)	$2,250,000	$2,326,231
Tuckahoe Credit Lease Trust - 144A
9.31%, 10/20/25(a)(d)	3,583,184	$4,052,581
VB-S1 Issuer LLC - 144A
Series 2016-1A, Class F,
6.90%, 06/15/21(a)	7,500,000	7,782,186

Total Commercial Mortgage-Backed Securities
(Cost $41,944,724)		44,292,820

Mortgage-Backed Securities Passthrough (25.52%)
Fannie Mae Pool
Pool #889579,
6.00%, 05/01/38	1,465,363	1,657,020
Pool #889108,
6.00%, 02/01/38	915,253	1,038,003
Pool #907772,
6.00%, 12/01/36	197,025	206,425
Pool #995373, Series 2009,
4.50%, 02/01/39	7,706,694	8,305,306
Pool #910881,
5.00%, 02/01/37	420,266	433,153
Pool #888405,
5.00%, 12/01/36	244,068	268,118
Pool #BC2663, Series 2016,
3.50%, 02/01/46	8,752,230	8,994,753
Pool #850582,
5.50%, 01/01/36	365,521	409,112
Pool #BC1873, Series 2016,
2.50%, 06/01/31	4,085,278	4,113,786
Pool #888016,
5.50%, 05/01/36	1,589,572	1,770,717
Pool #BC6086, Series 2016,
2.50%, 06/01/31	5,831,545	5,870,568
Pool #MA2354, Series 2015,
3.50%, 08/01/35	13,190,281	13,735,590
Pool #MA2145, Series 2014,
4.00%, 01/01/45	13,638,815	14,356,347
Pool #AD4268,
4.50%, 03/01/25	2,249,086	2,368,340
Pool #AE0949,
4.00%, 02/01/41	3,731,662	3,942,700
Pool #AE0395,
4.50%, 10/01/40	5,705,897	6,171,757
Pool #MA2005, Series 2014,
4.50%, 08/01/44	1,154,840	1,241,098
Pool #AB4853,
3.00%, 04/01/32	12,746,556	13,036,440
Pool #995838,
5.50%, 05/01/39	1,177,046	1,314,103

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	73

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Pool #AC8938,
4.50%, 01/01/25	$3,575,159	$3,784,883
Pool #MA1917, Series 2014,
4.50%, 06/01/44	841,575	904,479
Pool #MA1700, Series 2013,
4.50%, 12/01/43	3,973,893	4,282,291
Pool #AL9242, Series 2016,
3.00%, 08/01/43	11,658,420	11,708,954
Pool #AL7911, Series 2015,
3.50%, 12/01/45	10,106,778	10,428,346
Pool #AS5823, Series 2015,
3.50%, 09/01/45	15,896,543	16,337,035
Pool #AS7367, Series 2016,
3.00%, 06/01/41	11,886,939	11,942,208
Pool #AS6548, Series 2016,
2.50%, 01/01/31	10,005,878	10,077,478
Pool #AL5315, Series 2014,
4.00%, 06/01/42	2,829,230	2,998,000
Pool #256526,
6.00%, 12/01/36	668,485	701,669
Pool #190377,
5.00%, 11/01/36	1,210,950	1,330,016
Pool #255706,
5.50%, 05/01/35	1,225,224	1,360,919
Pool #AL3287, Series 2013,
4.50%, 09/01/41	3,975,889	4,301,452
Pool #AL0933, Series 2011,
5.00%, 10/01/41	1,480,989	1,619,345
Pool #735288,
5.00%, 03/01/35	1,258,651	1,382,281
Pool #725705,
5.00%, 08/01/34	235,801	258,228
Pool #735897,
5.50%, 10/01/35	948,105	1,056,293
Pool #845471,
5.00%, 05/01/36	135,510	141,985
Pool #745275,
5.00%, 02/01/36	1,274,688	1,399,993
Pool #AY3374, Series 2015,
3.50%, 04/01/45	15,562,126	16,057,425
Pool #AS7887, Series 2016,
3.00%, 09/01/41	12,173,523	12,230,124
Pool #AS7732, Series 2016,
3.00%, 08/01/41	11,920,532	11,975,958
Pool #AS8327, Series 2016,
4.00%, 11/01/46	4,706,018	4,951,357
Pool #AX2530, Series 2014,
4.00%, 11/01/44	8,425,542	8,878,494
Pool #AU1628, Series 2013,
3.00%, 07/01/43	3,474,429	3,488,972
Freddie Mac Gold Pool
Gold Pool #A92533,
4.50%, 06/01/40	2,576,320	2,772,807
	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Gold Pool #A93505,
4.50%, 08/01/40	$3,606,100	$3,884,951
Gold Pool #A91161,
4.50%, 02/01/40	2,540,794	2,731,635
Gold Pool #G08607, Series 2014,
4.50%, 09/01/44	2,436,456	2,609,616
Gold Pool #C03789,
4.00%, 03/01/42	5,129,610	5,418,510
Gold Pool #Q05168,
4.00%, 12/01/41	10,937,282	11,553,064
Gold Pool #G67700, Series 2016-,
3.50%, 08/01/46	9,108,022	9,414,945
Gold Pool #Q05601,
4.00%, 01/01/42	6,286,582	6,640,590
Gold Pool #A97047,
4.50%, 02/01/41	3,126,474	3,368,259
Gold Pool #A97620,
4.50%, 03/01/41	5,597,198	6,030,494
Gold Pool #G08079,
5.00%, 09/01/35	1,254,639	1,370,262
Gold Pool #G02064,
5.00%, 02/01/36	649,621	708,402
Gold Pool #G02252,
5.50%, 07/01/36	1,160,479	1,296,794
Gold Pool #G01960,
5.00%, 12/01/35	416,903	454,697
Gold Pool #A41748,
5.00%, 01/01/36	558,035	610,493
Gold Pool #A42128,
5.50%, 01/01/36	489,369	543,627
Gold Pool #G07961, Series 2015,
3.50%, 03/01/45	10,816,657	11,160,811
Gold Pool #G08061,
5.50%, 06/01/35	115,050	128,109
Gold Pool #G05200,
5.00%, 05/01/36	2,115,541	2,306,778
Gold Pool #G02386,
6.00%, 11/01/36	786,656	888,132
Gold Pool #G03189,
6.50%, 09/01/37	1,537,300	1,767,045
Freddie Mac Non Gold Pool
Pool #781958,
2.56%, 09/01/34(b)	106,345	112,113
Ginnie Mae I Pool
Pool #550656,
5.00%, 09/15/35	209,570	228,673

See Notes to Financial Statements.

74	| www.westcore.com

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Ginnie Mae II Pool
Pool #G24496,
5.00%, 07/20/39	$994,778	$1,087,857

Total Mortgage-Backed Securities Passthrough
(Cost $309,884,709)		309,920,185

Residential Mortgage-Backed Securities (1.82%)
American Home Mortgage Investment Trust
Series 2004-4, Class 6A1,
6.00%, 02/25/45(e)	3,560,932	3,616,812
Banc of America Funding Trust
Series 2005-4, Class 1A4,
5.50%, 08/25/35	113,823	113,923
Class 2A4,
5.50%, 08/25/35	229,138	227,740
Banc of America Mortgage Securities Inc.
Series 2005-8, Class A14,
5.50%, 09/25/35	28,648	1,757
Bear Stearns Co Asset Backed Securities Trust
Series 2003-AC4, Class A,
5.50%, 09/25/33(e)	5,430,596	5,486,543
CHL Mortgage Pass-Through Trust
Series 2004-HYB2, Class 5A,
3.49%, 07/20/34(b)	2,508,980	2,512,723
CWABS Asset-Backed Certificates Trust
Series 2005-1, Class AF6,
5.03%, 07/25/35(b)	507,855	519,702
GSR Mortgage Loan Trust
Series 2005-3F, Class 2A3,
6.00%, 03/25/35	1,234,254	1,267,146
MASTR Alternative Loan Trust
Series 2005-3, Class 3A1,
6.50%, 04/25/35	3,644,231	3,852,587
PHHMC Trust
Series 2007-2, Class A2,
5.75%, 05/18/37(b)	1,516,761	1,561,196
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF6,
4.78%, 08/25/35(e)	2,894,462	2,974,938

Total Residential Mortgage-Backed Securities
(Cost $22,194,962)		22,135,067
	Principal Amount	Value
U.S. Treasury Bonds & Notes (11.15%)
United States Treasury Note/Bond
2.88%, 05/15/43	$31,600,000	$31,951,803
3.00%, 05/15/42	3,275,000	3,396,659
2.38%, 05/15/27	29,000,000	29,191,458
2.50%, 02/15/45	13,375,000	12,505,103
4.38%, 11/15/39	15,000,000	19,143,750
4.38%, 02/15/38	1,050,000	1,339,693
3.13%, 11/15/41	6,300,000	6,680,709
4.75%, 02/15/41	14,350,000	19,345,881
		123,555,056
United States Treasury Inflation Indexed Bonds
0.38%, 07/15/25	11,959,832	11,874,439

Total U.S. Treasury Bonds & Notes
(Cost $125,860,524)		135,429,495

	Shares	Value
Money Market Mutual Funds (2.04%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	24,738,098	24,738,098
Total Money Market Mutual Funds
(Cost $24,738,098)		24,738,098

Total Investments (100.27%)
(Cost $1,188,769,255)		$1,217,679,385

Liabilities Less Other Assets (-0.27%)		(3,275,747)

Net Assets (100.00%)		$1,214,403,638

(a)
This security is restricted.  See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(b)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(d)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of June 30, 2017 these securities represented 0.33% of the Fund's net assets.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	75

Westcore Plus Bond Fund	Statement of Investments

June 30, 2017 (Unaudited)

Restricted Securities
Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Airbus Group Finance BV - 144A	2.700%	04/17/2023	8/16/2016 - 6/13/2017	$1,986,188	$1,962,172	0.16	%^
CF Industries, Inc. - 144A	4.500%	12/01/2026	11/10/2016	4,299,696	4,455,726	0.36	%^
Cox Communications, Inc. - 144A	9.375%	01/15/2019	5/27/2015 - 5/29/2015	2,758,874	2,754,670	0.23	%^
Crown Castle Towers LLC - 144A	6.113%	01/15/2020	1/8/2010	8,975,000	9,654,880	0.80	%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	7/29/2010	5,900,000	6,300,054	0.52	%^
Drive Auto Receivables Trust 2016-B - 144A	2.560%	04/15/2018	5/18/2016	4,199,891	4,214,239	0.35	%^
Drive Auto Receivables Trust 2017-A - 144A	2.510%	01/15/2021	1/24/2017	3,599,869	3,614,557	0.30	%^
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	4/20/2016 - 5/26/2016	7,170,083	7,777,900	0.64	%^
Emigrant Capital Trust II - 144A	3.783%	04/14/2034	8/11/2004	847,129	626,875	0.05%
First Tennessee Bank NA - 144A	3.750%		3/16/2005	1,500,000	1,152,844	0.09%
FMG Resources August 2006 Pty, Ltd. - 144A	9.750%	03/01/2022	12/22/2016 - 4/18/2017	8,859,671	8,835,469	0.73	%^
FMR LLC - 144A	7.490%	06/15/2019	3/6/2007	5,188,212	5,512,625	0.46	%^
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	5/20/2015 - 5/27/2015	10,820,972	11,028,852	0.91	%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016 - 10/28/2016	2,255,862	2,326,231	0.19%
Lions Gate Entertainment Corp. - 144A	5.875%	11/01/2024	10/13/2016 - 11/3/2016	4,712,275	4,970,250	0.41	%^
Madison Park Funding XIV, Ltd. - 144A	2.276%	07/20/2026	4/13/2017	6,000,000	6,014,010	0.50	%^
Marriott Vacation Club Owner Trust - 144A	3.540%	10/20/2032	11/5/2010	1,196,826	1,203,921	0.10%
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	3/23/2015	2,292,519	2,323,636	0.19	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	7/13/2016 - 7/14/2016	6,809,087	6,851,250	0.56	%^
NextGear Floorplan Master Owner Trust - 144A	2.380%	10/15/2018	10/23/2015	7,904,524	7,943,387	0.65	%^
Northwestern Mutual Life Insurance Co. - 144A	6.063%	03/30/2040	7/16/2015 - 8/10/2015	7,159,208	7,862,812	0.65	%^
PPL UK Distribution Holdings, Ltd. / Western Power Distribution, Ltd. - 144A	7.250%	12/15/2017	10/15/2003 - 6/30/2006	873,533	894,412	0.08	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/4/2014 - 5/24/2017	2,825,000	2,902,688	0.24	%^
Seneca Park CLO, Ltd. 2014-1 - 144A	2.278%	07/17/2026	5/2/2017	12,510,462	12,524,413	1.03	%^
Sierra Receivables Funding Co. LLC - 144A	2.910%	07/20/2024	3/13/2017	3,617,850	3,652,233	0.30	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/9/2003 - 9/4/2009	142,181	149,176	0.01	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	4/29/2004 - 6/26/2014	133,808	147,318	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 10/16/2014	12,121,516	12,028,445	0.99	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,269,549	4,052,581	0.33%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2021	6/8/2016 - 10/26/2016	7,560,851	7,782,186	0.64%
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	10/7/2014	10,675,000	10,327,315	0.85%
				$158,165,636	$161,847,127	13.33%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 11.08% of the Fund's net assets as of June 30, 2017.

See Notes to Financial Statements.

76	| www.westcore.com

Westcore Municipal Opportunities Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds (95.22%)
Certificate Participation (0.44%)
Build America Bonds (0.44%)
San Joaquin Regional Rail Commission:
7.64%, 05/01/30(a)	$20,000	$21,707

Total Certificate Participation		21,707

General Obligation Ltd (7.09%)
General Obligation (7.09%)
City of North Las Vegas NV:
4.25%, 10/01/33 NATL(a)(b)	50,000	50,016
Dallas County Hospital District:
5.00%, 08/15/27(a)	30,000	34,658
Papio‐Missouri River Natural Resource District:
4.00%, 12/15/31(a)	250,000	265,532
		350,206
Total General Obligation Ltd		350,206

General Obligation Unltd (15.69%)
Development (2.33%)
Eagle Bend Metropolitan District No 2:
5.00%, 12/01/37 BAM(a)(b)	100,000	114,952

General Obligation (13.36%)
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/24 AGM(a)(b)	150,000	159,473
5.38%, 07/01/25 AGM(a)(b)	85,000	90,273
High Plains Metropolitan District:
5.00%, 12/01/29 NATL(a)(b)	200,000	232,983
Vista Ridge Metropolitan District:
5.00%, 12/01/28 BAM(a)(b)	150,000	177,248
		659,977
Total General Obligation Unltd		774,929

Government Related (1.74%)
Local Authority (1.74%)
North Texas Tollway Authority:
8.91%, 02/01/30(a)	75,000	85,919

Total Government Related		85,919

Revenue Bonds (57.60%)
Airport (2.46%)
Chicago O'Hare International Airport:
5.63%, 01/01/35(a)	25,000	28,073
County of Clark Department of Aviation:
5.00%, 07/01/28(a)	55,000	63,877
	Principal Amount	Value
Airport (continued)
Dallas/Fort Worth International
Airport:
5.25%, 11/01/32(a)	$25,000	$29,524
		121,474
Build America Bonds (3.38%)
Arapahoe County Water & Wastewater Authority:
6.68%, 12/01/39(a)	30,000	32,565
University of Colorado:
6.26%, 06/01/36(a)	125,000	134,464
		167,029
Development (5.31%)
Brooklyn Arena Local Development Corp.:
5.00%, 07/15/25	30,000	35,759
City of Baltimore MD:
5.00%, 09/01/34(a)	200,000	226,720
		262,479
Education (3.14%)
Colorado Educational & Cultural Facilities Authority:
4.00%, 06/15/20	15,000	15,343
New Hope Cultural Education Facilities Finance Corp.:
5.00%, 08/15/19	140,000	139,781
		155,124
Facilities (0.66%)
City of Irving TX:
7.25%, 08/15/53(a)	30,000	32,430

General (8.63%)
City of Coralville IA:
5.00%, 05/01/33(a)	250,000	272,767
Mississippi State University
Educational Building Corp.:
4.25%, 08/01/30(a)	25,000	27,116
Tennessee Energy Acquisition Corp.:
5.25%, 09/01/26(a)	105,000	126,204
		426,087
General Obligation (2.24%)
City of Coralville IA:
4.00%, 05/01/27(a)	65,000	66,805
Fairburn Development Authority:
4.75%, 07/01/33 AGM(a)(b)	40,000	43,760
		110,565
Higher Education (5.05%)
County of Douglas NE:
5.88%, 07/01/40(a)	15,000	16,806
Miami‐Dade County Educational Facilities Authority:
5.00%, 04/01/33(a)	15,000	17,191

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	77

Westcore Municipal Opportunities Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Higher Education (continued)
Washington Higher Education
Facilities Authority:
5.00%, 10/01/27(a)	$35,000	$39,240
5.25%, 04/01/43(a)	120,000	135,950
Washington State University:
5.00%, 04/01/39(a)	10,000	11,322
Wisconsin Health & Educational Facilities Authority:
5.00%, 10/01/30(a)	25,000	28,710
		249,219
Housing (4.30%)
Maryland Economic Development
Corp.:
5.00%, 07/01/37(a)	200,000	212,370

Medical (2.24%)
Colorado Health Facilities Authority:
4.63%, 09/01/39(a)	30,000	30,034
5.00%, 01/01/20	15,000	15,943
5.00%, 01/01/22	30,000	32,805
5.00%, 01/01/25(a)	30,000	31,904
		110,686
Nursing Homes (6.99%)
Colorado Health Facilities Authority:
5.00%, 12/01/33(a)	35,000	36,894
5.00%, 12/01/42(a)	90,000	93,886
5.00%, 05/15/19	75,000	79,266
Industrial Development Authority of the County of Pima:
5.00%, 12/15/19	125,000	135,355
		345,401
Transportation (13.20%
Central Texas Turnpike System:
5.00%, 08/15/28(a)	95,000	108,648
5.00%, 08/15/30(a)	25,000	28,281
5.00%, 08/15/31(a)	25,000	28,162
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/56(a)	200,000	217,955
Metropolitan Washington Airports Authority:
6.50%, 10/01/41 AGC(a)(b)	80,000	103,335
North Texas Tollway Authority:
6.20%, 01/01/42 AGC(a)(b)	20,000	24,977
Regional Transportation District:
6.00%, 01/15/26(a)	20,000	22,181
Texas Private Activity Bond Surface Transportation Corp.:
7.00%, 06/30/40(a)	105,000	118,760
		652,299
Total Revenue Bonds		2,845,163
	Principal Amount	Value
Revenue Notes (3.03%)
Nursing Homes (3.03%)
Industrial Development Authority of the County of Pima:
2.15%, 12/15/17	$150,000	$149,864

Total Revenue Notes		149,864

Special Assessment (3.74%)
Development (3.74%)
Village Community Development
District No 5:
3.13%, 05/01/22	180,000	184,909

Total Special Assessment		184,909

Tax Allocation (5.89%)
General (5.89%)
Desert Hot Springs Redevelopment
Agency Successor Agency:
5.00%, 09/01/32 BAM(a)(b)	250,000	290,858

Total Tax Allocation		290,858

Total Municipal Bonds
(Cost $4,655,271)		4,703,555

	Shares	Value
Money Market Mutual Funds (4.71%)
Goldman Sachs Financial Square ‐
Government Fund,
(7 Day Yield 0.834%)	232,401	232,401
Total Money Market Mutual Funds (Cost $232,401)		232,401

Total Investments (99.93%) (Cost $4,887,672)		$4,935,956

Other Assets Less Liabilities (0.07%)		3,371

Net Assets (100.00%)		$4,939,327

See Notes to Financial Statements.

78	| www.westcore.com

Westcore Municipal Opportunities Fund	Statement of Investments

June 30, 2017 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	79

Westcore Colorado Tax-Exempt Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Municipal Bonds (96.11%)
Certificate Participation (17.46%)
Build America Bonds (0.22%)
State of Colorado:
4.99%, 03/15/19	$500,000	$526,460

Education (3.21%)
Adams 12 Five Star Schools:
2.00%, 12/15/17	500,000	502,395
2.00%, 12/15/18	200,000	202,682
3.00%, 12/15/20	1,830,000	1,928,033
Douglas County School District No Re-1 Douglas & Elbert Counties:
4.00%, 01/15/28(a)	1,675,000	1,855,967
5.00%, 01/15/25(a)(b)	1,000,000	1,059,440
El Paso County School District No 49 Falcon:
3.00%, 12/15/18	300,000	307,521
Pueblo County School District No 70:
1.50%, 01/15/18	175,000	175,310
1.88%, 01/15/19	180,000	181,366
2.10%, 01/15/20	215,000	218,560
2.38%, 01/15/21(a)	270,000	274,955
State of Colorado:
5.00%, 03/15/24(a)	1,000,000	1,122,150
		7,828,379
General (14.03%)
Aspen Public Facilities Authority:
5.88%, 09/01/32 AGM(a)(c)	880,000	882,050
Auraria Higher Education Center:
6.00%, 05/01/24(a)	499,000	548,666
City & County of Broomfield CO:
4.00%, 12/01/17	655,000	663,115
City & County of Denver CO:
5.25%, 12/01/24(a)	625,000	661,631
City of Aurora CO:
5.00%, 12/01/30(a)	875,000	948,947
5.00%, 12/01/34(a)	450,000	524,052
5.00%, 12/01/35(a)	615,000	714,015
5.00%, 12/01/42(a)	3,235,000	3,718,697
City of Glendale CO:
5.00%, 12/01/25 AGM(c)	2,000,000	2,386,720
City of Longmont CO:
5.00%, 12/01/28(a)	1,500,000	1,768,170
City of Pueblo CO:
5.50%, 08/15/18 AGC(c)	500,000	524,845
Colorado Higher Education:
5.25%, 11/01/23(a)(b)	1,280,000	1,350,758
County of Eagle CO:
5.00%, 12/01/25	250,000	303,858
5.00%, 12/01/27(a)	495,000	587,842
5.25%, 12/01/23(a)(b)	500,000	529,305
	Principal Amount	Value
General (continued)
County of El Paso CO:
2.00%, 12/01/20 AGM(c)	$1,615,000	$1,649,787
County of Pueblo CO:
5.00%, 09/15/19 AGM(c)	750,000	809,925
Rangeview Library District:
5.00%, 12/15/22 AGC(a)(b)(c)	1,815,000	1,917,838
Regional Transportation District:
5.00%, 12/01/22 AMBAC(a)(c)	1,000,000	1,016,400
5.00%, 06/01/20	1,200,000	1,323,168
5.00%, 06/01/28(a)	2,000,000	2,337,740
State of Colorado Department of Transportation:
5.00%, 06/15/41(a)	2,680,000	2,836,030
Town of Breckenridge CO:
5.00%, 12/01/35(a)	2,425,000	2,837,056
Town of Erie CO:
5.00%, 11/01/27(a)	1,735,000	2,069,473
Town of Parker CO:
5.00%, 11/01/30(a)	1,150,000	1,347,858
		34,257,946
Total Certificate Participation		42,612,785

General Obligation Ltd (4.69%)
Development (3.21%)
Cherry Creek Corporate Center Metropolitan District:
5.00%, 06/01/37(a)	1,070,000	1,072,129
Cornerstar Metropolitan District:
3.50%, 12/01/21	500,000	507,640
4.50%, 12/01/27(a)	500,000	521,665
5.13%, 12/01/37(a)	1,000,000	1,039,030
Sierra Ridge Metropolitan District No 2:
5.50%, 12/01/46(a)	1,000,000	1,026,210
Southglenn Metropolitan District:
3.00%, 12/01/21	1,960,000	1,950,357
Tallyns Reach Metropolitan District No 3:
6.75%, 11/01/38(a)	1,720,000	1,722,718
		7,839,749
General Obligation (1.48%)
Eaton Area Park & Recreation District:
5.50%, 12/01/30(a)	470,000	512,267
Fossil Ridge Metropolitan District No 3:
5.00%, 12/01/44(a)	1,000,000	1,028,280
5.00%, 12/01/36(a)	2,000,000	2,079,740
		3,620,287
Total General Obligation Ltd		11,460,036

See Notes to Financial Statements.

80	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
General Obligation Unltd (18.19%)
Development (6.43%)
Beacon Point Metropolitan District:
5.00%, 12/01/30 AGM(a)(c)	$1,000,000	$1,134,830
Breckenridge Mountain Metropolitan District:
3.00%, 12/01/36 AGM(a)(c)	250,000	228,292
Central Platte Valley Metropolitan District:
5.00%, 12/01/43(a)	3,500,000	3,712,100
5.50%, 12/01/29(a)	750,000	848,205
6.00%, 12/01/38(a)	1,000,000	1,167,840
Copperleaf Metropolitan District No 2:
5.75%, 12/01/45(a)	2,000,000	2,085,660
Eagle Bend Metropolitan District No 2:
5.00%, 12/01/37 BAM(a)(c)	1,800,000	2,069,136
North Range Metropolitan District No 1:
5.00%, 12/01/38(a)	3,000,000	3,308,970
Wheatlands Metropolitan District:
5.00%, 12/01/30 BAM(a)(c)	1,000,000	1,139,580
		15,694,613
Facilities (1.43%)
Clear Creek Metropolitan Recreation District:
2.50%, 12/01/17	1,430,000	1,433,575
Tallyns Reach Metropolitan District No 3:
4.00%, 12/01/21	1,930,000	2,052,439
		3,486,014
General Obligation (7.87%)
Anthem West Metropolitan District:
5.00%, 12/01/35 BAM(a)(c)	1,165,000	1,305,639
City of Sheridan CO:
5.00%, 12/01/34(a)	1,425,000	1,621,635
5.00%, 12/01/36(a)	1,575,000	1,784,869
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/20 AGM(c)	1,635,000	1,751,412
5.25%, 07/01/24 AGM(a)(c)	1,850,000	1,966,828
5.38%, 07/01/25 AGM(a)(c)	1,400,000	1,486,842
5.50%, 07/01/17 AGM(c)	1,285,000	1,285,000
5.50%, 07/01/18 AGM(c)	735,000	758,314
5.50%, 07/01/19 AGM(c)	1,260,000	1,335,814
High Plains Metropolitan District:
4.00%, 12/01/47 NATL(a)(c)	2,425,000	2,433,124
5.00%, 12/01/35 NATL(a)(c)	500,000	575,265
Vista Ridge Metropolitan District:
5.00%, 12/01/27 BAM(a)(c)	485,000	577,519
5.00%, 12/01/28 BAM(a)(c)	750,000	886,237
5.00%, 12/01/31 BAM(a)(c)	1,250,000	1,450,138
		19,218,636
	Principal Amount	Value
School District (2.46%)
Arapahoe County School District No 1 Englewood:
5.00%, 12/01/29(a)(b)	$2,440,000	$2,820,542
Boulder Larimer & Weld Counties St Vrain Valley School District Re1J:
4.00%, 12/15/17	1,400,000	1,419,208
Douglas County School District No Re-1 Douglas & Elbert Counties:
zero coupon, 12/15/22	1,660,000	1,500,906
Routt-Rio Blanco Counties School District Re-3 South Routt/CO:
1.50%, 12/01/17	255,000	255,653
		5,996,309
Total General Obligation Unltd		44,395,572

Revenue Bonds (51.43%)
Airport (3.09%)
City & County of Denver CO Airport System Revenue:
1.34%, 11/15/31(a)(d)	5,135,000	5,155,335
5.25%, 11/15/28(a)	1,000,000	1,085,100
Grand Junction Regional Airport Authority:
5.00%, 12/01/31 NATL(a)(c)	1,155,000	1,304,607
		7,545,042
Build America Bonds (3.86%)
University of Colorado:
6.26%, 06/01/36(a)	8,770,000	9,433,977

Development (2.37%)
Denver Convention Center Hotel Authority:
5.00%, 12/01/27(a)	2,000,000	2,361,480
5.00%, 12/01/31(a)	1,500,000	1,722,960
5.00%, 12/01/32(a)	500,000	571,260
5.00%, 12/01/33(a)	500,000	568,650
5.00%, 12/01/34(a)	500,000	566,920
		5,791,270

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	81

Westcore Colorado Tax-Exempt Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Education (8.63%)
Colorado Educational & Cultural Facilities Authority:
4.00%, 04/01/22	$160,000	$166,077
4.13%, 07/01/26(a)	630,000	642,247
5.00%, 10/01/19	115,000	124,772
5.00%, 05/01/35(a)	3,145,000	3,369,364
5.00%, 05/15/29(a)	2,600,000	3,032,588
5.00%, 11/01/30(a)	500,000	565,035
5.00%, 07/01/36(a)	1,000,000	1,075,570
5.00%, 12/15/31(a)	715,000	829,893
5.00%, 08/01/36(a)	805,000	905,448
5.00%, 06/01/36(a)	1,580,000	1,751,351
5.00%, 08/15/30(a)	750,000	819,735
5.00%, 11/15/24	435,000	492,968
5.00%, 11/15/31(a)	1,000,000	1,115,060
5.00%, 07/01/36(a)	1,000,000	1,018,110
5.00%, 09/01/36(a)	1,000,000	1,000,680
5.00%, 12/01/31(a)	1,500,000	1,680,870
5.00%, 09/01/46(a)	500,000	498,445
5.00%, 10/01/32(a)	1,340,000	1,462,074
5.63%, 01/15/44(a)	490,000	522,002
		21,072,289
Facilities (0.35%)
City & County of Denver CO Golf Revenue:
5.00%, 09/01/18(a)	350,000	350,889
5.00%, 09/01/19(a)	500,000	501,220
		852,109
General (2.45%)
City & County of Denver CO:
5.25%, 09/01/18 AGM(b)(c)	1,500,000	1,572,870
City of Commerce City CO:
5.00%, 08/01/28 AGM(a)(c)	600,000	698,328
County of Boulder CO:
5.00%, 12/15/25(a)(b)	1,000,000	1,056,660
Hyland Hills Park & Recreation District:
1.20%, 12/15/17	100,000	99,747
1.45%, 12/15/18	150,000	148,828
1.70%, 12/15/19	425,000	418,106
2.00%, 12/15/21	250,000	251,060
2.00%, 12/15/22	300,000	298,158
2.00%, 12/15/20	150,000	147,164
2.15%, 12/15/21	135,000	131,356
3.00%, 12/15/23	200,000	208,702
5.00%, 12/15/24	275,000	322,435
Puerto Rico Municipal Finance Agency (Puerto Rico):
5.00%, 08/01/17 AGM(a)(c)	105,000	105,251
Town of Castle Rock CO:
6.00%, 06/01/23 AGC(a)(b)(c)	500,000	522,590
		5,981,255
	Principal Amount	Value
Higher Education (3.78%)
Auraria Higher Education Center:
4.00%, 04/01/29 AGM(a)(c)	$2,500,000	$2,669,575
Colorado Educational & Cultural Facilities Authority:
4.00%, 03/01/30(a)	1,000,000	1,093,770
4.00%, 03/01/33(a)	1,125,000	1,206,934
5.00%, 10/01/36(a)	1,500,000	1,706,640
5.00%, 10/01/34(a)	1,975,000	2,209,274
University of Colorado:
4.00%, 06/01/32(a)	300,000	330,123
		9,216,316
Medical (17.30%)
Aspen Valley Hospital District:
5.00%, 10/15/30(a)	1,650,000	1,788,022
City of Aurora CO:
5.00%, 12/01/22 AGM(a)(b)(c)	1,000,000	1,036,220
Colorado Health Facilities Authority:
1.88%, 07/01/39(d)	1,575,000	1,573,378
4.00%, 05/15/29(a)	1,695,000	1,835,549
5.00%, 01/15/28(a)	1,150,000	1,362,715
5.00%, 05/15/30(a)	500,000	571,030
5.00%, 05/15/40(a)	1,000,000	1,113,130
5.00%, 05/15/25	1,000,000	1,204,230
5.00%, 12/01/27(a)	1,000,000	1,200,180
5.00%, 12/01/29(a)	1,010,000	1,187,477
5.00%, 09/15/22(a)	850,000	855,032
5.00%, 09/01/25(a)	450,000	452,813
5.00%, 12/01/19	300,000	321,738
5.00%, 12/01/21	875,000	985,871
5.00%, 12/01/24(a)	1,000,000	1,140,240
5.00%, 02/01/22	200,000	220,732
5.00%, 02/01/23	520,000	578,890
5.00%, 07/01/21(a)	5,000,000	5,300,700
5.00%, 01/01/23(a)	1,000,000	1,086,890
5.00%, 10/01/17	1,045,000	1,054,687
5.00%, 02/01/23(a)	500,000	544,925
5.00%, 01/01/18	1,630,000	1,653,130
5.00%, 09/01/29(a)	1,000,000	1,162,500
5.00%, 10/01/32(a)	500,000	547,845
5.25%, 07/01/24(a)	1,000,000	1,060,560
5.25%, 02/01/31(a)	1,500,000	1,588,875
6.25%, 10/01/33(a)	1,250,000	1,317,025
Denver Health & Hospital Authority:
1.91%, 12/01/33(a)(d)	1,585,000	1,406,577
5.00%, 12/01/18(a)	550,000	551,826
5.00%, 12/01/39(a)	1,500,000	1,584,375
University of Colorado Hospital Authority:
4.00%, 11/15/47(a)(d)	3,000,000	3,162,840
5.00%, 11/15/36(a)	2,470,000	2,773,835
		42,223,837

See Notes to Financial Statements.

82	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Statement of Investments

June 30, 2017 (Unaudited)

	Principal Amount	Value
Multifamily Housing (2.51%)
Colorado Housing & Finance Authority:
1.05%, 08/01/18 FHA	$1,500,000	$1,501,200
2.20%, 11/01/18 FHA	4,565,000	4,626,491
		6,127,691
Nursing Homes (0.74%)
Colorado Health Facilities Authority:
4.00%, 01/01/21	255,000	266,564
4.00%, 01/01/22	265,000	277,407
5.00%, 06/01/22	750,000	847,823
5.25%, 06/01/23(a)	55,000	55,107
5.25%, 06/01/18(a)	220,000	220,596
5.25%, 06/01/20(a)	145,000	145,347
		1,812,844
Power (0.79%)
Colorado Water Resources & Power Development Authority:
5.65%, 09/01/30 AGM(a)(c)	1,745,000	1,928,487

Transportation (4.27%)
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/47(a)	1,600,000	1,767,936
5.00%, 12/31/51(a)	2,500,000	2,741,625
5.00%, 12/31/56(a)	3,800,000	4,141,164
E-470 Public Highway Authority:
1.87%, 09/01/39(a)(d)	1,000,000	1,008,330
Regional Transportation District:
6.00%, 01/15/34(a)	700,000	773,962
		10,433,017
Water (1.29%)
City & County of Broomfield CO:
5.00%, 12/01/23(a)	1,285,000	1,482,890
City of Brighton CO Water Activity Revenue:
5.00%, 12/01/29 AGC(a)(b)(c)	1,515,000	1,652,819
		3,135,709
Total Revenue Bonds		125,553,843

Tax Allocation (4.34%)
Development (0.70%)
Denver Urban Renewal Authority:
5.00%, 12/01/24(a)	500,000	577,555
5.00%, 12/01/25(a)	1,000,000	1,141,880
		1,719,435
General (3.64%)
Centerra Metropolitan District No 1:
5.00%, 12/01/20	750,000	804,187
Fountain Urban Renewal Authority:
4.50%, 11/01/29(a)	1,945,000	1,958,323
Park Creek Metropolitan District:
5.00%, 12/01/26(a)	730,000	831,894
5.00%, 12/01/27(a)	620,000	702,125

	Principal Amount	Value
General (continued)
Plaza Metropolitan District No 1:
5.00%, 12/01/22	$1,000,000	$1,095,910
Thornton Development Authority:
5.00%, 12/01/23	300,000	350,490
5.00%, 12/01/24	440,000	521,418
5.00%, 12/01/25(a)	325,000	385,382
5.00%, 12/01/26(a)	425,000	502,371
5.00%, 12/01/30(a)	500,000	581,055
5.00%, 12/01/31(a)	1,000,000	1,154,820
		8,887,975
Total Tax Allocation		10,607,410

Total Municipal Bonds (Cost $232,641,042)		234,629,646

	Shares	Value
Money Market Mutual Funds (3.28%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 0.834%)	7,995,739	7,995,739

Total Money Market Mutual Funds (Cost $7,995,739)		7,995,739

Total Investments (99.39%) (Cost $240,636,781)		$242,625,385

Other Assets Less Liabilities (0.61%)		1,495,792

Net Assets (100.00%)		$244,121,177

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is prerefunded in advance of the next call date.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	83

Westcore Colorado Tax-Exempt Fund	Statement of Investments

June 30, 2017 (Unaudited)

(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

84	| www.westcore.com

Westcore Funds	Statement of Investments

June 30, 2017 (Unaudited)

COMMON ABBREVIATIONS
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal.
AMBAC	AmbacAssurance Corporation.
BAM	Build America Mutual
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NATL	National Public Finance Guarantee Corporation
NATL FGIC	National Public Finance Guarantee Corporation / Financial Guaranty Insurance Company
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc.

CURRENCY ABBREVIATIONS
AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUK	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	85

Westcore Funds	Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II		Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund
Assets
Investments, at cost	$4,243,099		$35,476,757	$77,419,103	$33,215,336	$688,217
Investments, at value	5,182,573		38,252,242	84,161,836	32,761,894	673,388
Foreign currency, at value (Cost $–, $–, $2,802,$1,068 and $–, respectively)	–		–	2,802	1,068	–
Receivables:
Fund shares subscribed	4,484		409	17,686	150	–
Dividends and interest	2,401		16,391	238,498	90,351	1,821
Due from Adviser	2,207		–	–	–	6,606
Prepaid and other assets	12,374		8,864	15,105	15,234	9,197
Total assets	5,204,039		38,277,906	84,435,927	32,868,697	691,012

Liabilities
Payables:
Investment securities purchased	–		–	2,795	1,065	–
Fund shares redeemed	–		159,853	527,594	–	–
Investment advisory fee	–		19,631	45,326	13,430	–
Administration fee	4,497		6,559	12,297	6,610	2,546
Shareholder servicing reimbursements	89		–	8,227	1,504	34
Transfer agent fee	1,746		3,576	718	6,129	2,071
Audit fee	10,295		10,933	12,231	11,738	8,698
Printing fee	1,500		393	4,332	512	42
Trustee fee	98		1,348	2,598	1,209	16
Custody fee	4,469		1,206	379	1,754	2,113
Chief compliance officer fee	3		227	162	284	10
Other liabilities	1,619		183	861	433	–
Total liabilities	24,316		203,909	617,520	44,668	15,530
Net Assets	$5,179,723		$38,073,997	$83,818,407	$32,824,029	$675,482

Net Assets Consists of
Paid‐in capital	$3,974,391		$118,758,909	$66,871,645	$33,057,049	$678,522
Accumulated net investment income/(loss)	(16,277)		(140,150)	699,366	(16,207)	5,296
Accumulated net realized gain/(loss)	282,135		(83,320,247)	9,504,146	236,434	6,493
Net unrealized appreciation/(depreciation)	939,474		2,775,485	6,743,250	(453,247)	(14,829)
Net Assets	$5,179,723		$38,073,997	$83,818,407	$32,824,029	$675,482

Net Assets
Retail	862,772		N/A	49,034,734	31,081,256	428,771
Institutional	4,316,951		38,073,997	34,783,673	1,742,773	246,711
Shares of Beneficial Interest Outstanding
Retail	68,343		N/A	1,768,983	6,833,611	43,474
Institutional	338,095		1,557,436	1,237,632	372,882	25,000
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$12.62	$	N/A	$27.72	$4.55	$9.86
Institutional	$12.77		$24.45	$28.11	$4.67	$9.87

See Notes to Financial Statements.

86	| www.westcore.com

Westcore Funds	Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Westcore Small-Cap Value Dividend Fund	Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
Assets
Investments, at cost	$184,913,303	$44,987,353	$10,352,056		$11,589,992	$48,095,592
Investments, at value	204,851,115	53,212,923	11,116,500		13,712,341	72,544,581
Unrealized gain on forward foreign currency contracts	–	–	–		–	185,393
Foreign currency, at value (Cost $–, $29,792, $ –,$– and $–, respectively)	–	29,792	–		–	–
Receivables:
Investment securities sold	567,144	1,154	–		2,939,910	151,619
Fund shares subscribed	39,615	12,848	–		3,510	156,798
Dividends and interest	601,778	149,234	25,475		14,192	326,017
Due from Adviser	–	–	2,271		–	–
Prepaid and other assets	15,125	13,107	15,837		13,307	22,809
Total assets	206,074,777	53,419,058	11,160,083		16,683,260	73,387,217

Liabilities
Unrealized loss on forward foreign currency contracts	–	–	–		–	307,775
Payables:
Investment securities purchased	1,769,392	–	–		3,126,210	123,007
Fund shares redeemed	332,217	10,869	208		2,186	9,583
Investment advisory fee	142,356	19,891	–		4,139	55,162
Administration fee	26,943	8,250	3,188		7,962	12,826
Shareholder servicing reimbursements	12,651	4,572	1,226		2,324	6,980
Transfer agent fee	5,467	9,305	2,274		1,695	5,643
Audit fee	13,014	12,191	11,815		10,311	14,047
Printing fee	14,034	4,341	15		2,512	7,108
Trustee fee	7,160	1,636	716		304	2,165
Custody fee	4,090	3,686	1,578		1,908	10,078
Chief compliance officer fee	851	160	225		28	318
Due to custodian	–	17,625	–		–	–
Other liabilities	4,159	1,430	48		765	3,528
Total liabilities	2,332,334	93,956	21,293		3,160,344	558,220
Net Assets	$203,742,443	$53,325,102	$11,138,790		$13,522,916	$72,828,997

Net Assets Consists of
Paid‐in capital	$154,375,051	$42,972,338	$8,718,984		$9,060,023	$60,705,447
Accumulated net investment income/(loss)	1,725,365	7,886	(15,121)		732	(1,646,117)
Accumulated net realized gain/(loss)	27,704,145	2,118,888	1,670,483		2,339,812	(10,523,931)
Net unrealized appreciation/(depreciation)	19,937,882	8,225,990	764,444		2,122,349	24,293,598
Net Assets	$203,742,443	$53,325,102	$11,138,790		$13,522,916	$72,828,997

Net Assets
Retail	74,572,806	49,072,877	10,613,816		13,522,916	46,594,542
Institutional	129,169,637	4,252,225	524,974		N/A	26,234,455
Shares of Beneficial Interest Outstanding
Retail	6,113,049	4,597,003	1,584,438		713,279	2,682,820
Institutional	10,567,764	401,225	75,778		N/A	1,454,847
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$12.20	$10.67	$6.70		$18.96	$17.37
Institutional	$12.22	$10.60	$6.93	$	N/A	$18.03

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	87

Westcore Funds	Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax- Exempt Fund
Assets
Investments, at cost	$78,181,078	$1,188,769,255	$4,887,672	$240,636,781
Investments, at value	78,328,057	1,217,679,385	4,935,956	242,625,385
Receivables:
Investment securities sold	1,009	1,716,262	143	3,291
Fund shares subscribed	58,915	286,439	–	30,325
Dividends and interest	948,545	9,267,642	38,276	1,791,457
Due from Adviser	–	–	6,028	–
Prepaid and other assets	17,130	37,418	38,615	9,956
Total assets	79,353,656	1,228,987,146	5,019,018	244,460,414

Liabilities
Payables:
Investment securities purchased	816,000	12,801,206	59,835	–
Fund shares redeemed	30,412	1,097,574	–	169,922
Investment advisory fee	21,077	148,284	–	47,669
Administration fee	15,507	156,917	4,648	45,081
Shareholder servicing reimbursements	9,696	178,869	98	33,038
Transfer agent fee	3,386	12,269	1,930	1,406
Audit fee	13,930	22,248	11,517	14,570
Printing fee	4,174	76,279	124	11,155
Trustee fee	2,896	46,664	87	9,275
Custody fee	1,412	23,957	1,443	3,000
Chief compliance officer fee	364	7,182	9	1,168
Other Liabilities	1,303	12,059	–	2,953
Total liabilities	920,157	14,583,508	79,691	339,237
Net Assets	$78,433,499	$1,214,403,638	$4,939,327	$244,121,177

Net Assets Consists of
Paid‐in capital	$96,233,911	$1,185,255,645	$4,858,278	$242,330,194
Accumulated net investment income/(loss)	94,152	(1,311,756)	695	(1,874)
Accumulated net realized gain/(loss)	(18,041,543)	1,549,619	32,070	(195,747)
Net unrealized appreciation/(depreciation)	146,979	28,910,130	48,284	1,988,604
Net Assets	$78,433,499	$1,214,403,638	$4,939,327	$244,121,177

Net Assets
Retail	59,673,480	1,024,468,035	1,353,864	202,577,234
Institutional	18,760,019	189,935,603	3,585,463	41,543,943
Shares of Beneficial Interest Outstanding
Retail	6,612,385	95,543,141	128,899	17,593,374
Institutional	2,105,648	17,896,364	341,175	3,601,762
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$9.02	$10.72	$10.50	$11.51
Institutional	$8.91	$10.61	$10.51	$11.53

See Notes to Financial Statements.

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Westcore Funds	Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund
Investment Income
Dividends	$12,369	$92,537	$1,090,643	$434,754	$7,589
Foreign taxes withheld	(75)	(575)	(7,831)	(3,058)	(24)
Total income	12,294	91,962	1,082,812	431,696	7,565

Expenses
Investment advisory fee	23,831	117,873	305,277	112,333	2,035
Administrative fee	3,217	24,481	57,587	23,331	343
Shareholder servicing reimbursement - Retail Class	519	–	48,845	9,802	248
Transfer agent fees	7,820	14,057	9,277	22,584	6,730
Registration fees	14,372	7,855	16,663	14,416	3,552
Audit and tax preparation fees	7,647	8,291	9,649	9,095	5,630
Legal fees	88	750	1,563	783	185
Independent pricing service fees	3,607	2,189	2,915	2,502	2,387
Trustee fees and expenses	289	2,739	6,262	2,548	49
Insurance expense	81	775	1,423	871	–
Custodian fees	4,597	5,572	5,624	6,030	4,846
Printing fees	958	6,760	3,344	3,700	–
Chief compliance officer fee	143	1,271	2,741	1,237	14
Offering costs	–	–	4,882	–	12,530
Other	3,415	3,177	4,420	4,031	2,519
Total expenses before waivers/reimbursements	70,584	195,790	480,472	213,263	41,068
Expenses waived/reimbursed by investment advisor
Retail	(7,245)	–	–	(14,402)	(18,724)
Institutional	(33,916)	–	(4,926)	(726)	(19,592)
Net expenses	29,423	195,790	475,546	198,135	2,752
Net Investment Income/(Loss)	(17,129)	(103,828)	607,266	233,561	4,813

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	475,053	3,955,727	6,568,574	870,176	6,508
Foreign currency	–	–	73	65	–
	475,053	3,955,727	6,568,647	870,241	6,508
Change in unrealized net appreciation/(depreciation) on:
Investments	235,493	3,219,394	(6,515,039)	(616,803)	(11,893)
Translation of assets and liabilities denoted in foreign currencies	–	–	599	195	–
	235,493	3,219,394	(6,514,440)	(616,608)	(11,893)
Net realized and unrealized gain/(loss)	710,546	7,175,121	54,207	253,633	(5,385)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$693,417	$7,071,293	$661,473	$487,194	$(572)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	89

Westcore Funds	Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	Westcore Small-Cap Value Dividend Fund	Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund
Investment Income
Dividends	$2,680,890	$929,309	$179,863	$86,127	$765,916
Foreign taxes withheld	(5,502)	(70,518)	(2,297)	(622)	(114,463)
Total income	2,675,388	858,791	177,566	85,505	651,453

Expenses
Investment advisory fee	1,032,016	163,491	39,066	64,520	423,095
Administrative fee	139,322	33,959	8,114	8,710	47,597
Shareholder servicing reimbursement - Retail Class	82,784	25,388	8,160	13,724	42,708
Transfer agent fees	23,270	33,709	10,171	7,703	20,594
Registration fees	17,193	11,731	13,858	8,645	11,733
Audit and tax preparation fees	10,511	9,566	9,156	7,673	11,411
Legal fees	4,125	946	312	252	1,406
Independent pricing service fees	3,951	2,148	1,778	6,176	4,386
Trustee fees and expenses	15,837	3,648	1,099	840	4,818
Insurance expense	3,797	921	485	215	1,430
Custodian fees	13,828	7,339	4,569	1,737	13,608
Printing fees	7,845	3,485	1,737	1,662	5,238
Chief compliance officer fee	7,174	1,634	496	419	2,324
Offering costs	–	–	–	–	4,882
Other	6,358	4,215	3,666	2,806	5,945
Total expenses before waivers/reimbursements	1,368,011	302,180	102,667	125,082	601,175
Expenses waived/reimbursed by investment advisor
Retail	(61,060)	(50,856)	(37,367)	(41,197)	(73,119)
Institutional	(83,083)	(3,926)	(1,696)	N/A	(37,992)
Net expenses	1,223,868	247,398	63,604	83,885	490,064
Net Investment Income/(Loss)	1,451,520	611,393	113,962	1,620	161,389

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	16,213,217	654,426	134,755	2,339,716	2,118,836
Foreign currency	40	(1,176)	–	–	(21,661)
Forward foreign currency contracts	–	–	–	–	399,017
	16,213,257	653,250	134,755	2,339,716	2,496,192
Change in unrealized net appreciation/(depreciation) on:
Investments	(23,032,939)	3,632,179	443,592	(2,332,071)	7,541,184
Forward foreign currency contracts	–	–	–	–	(145,727)
Translation of assets and liabilities denoted in foreign currencies	70	4,105	–	–	17,148
	(23,032,869)	3,636,284	443,592	(2,332,071)	7,412,605
Net realized and unrealized gain/(loss)	(6,819,612)	4,289,534	578,347	7,645	9,908,797
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(5,368,092)	$4,900,927	$692,309	$9,265	$10,070,186

See Notes to Financial Statements.

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Westcore Funds	Statements of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
Investment Income
Dividends	$74,135	$305,973	$650	$30,756
Interest	2,094,703	22,589,360	39,541	3,953,982
Total income	2,168,838	22,895,333	40,191	3,984,738

Expenses
Investment advisory fee	173,857	2,078,364	4,616	469,686
Administrative fee	52,157	801,655	1,554	158,519
Shareholder servicing reimbursement - Retail Class	57,161	1,090,099	764	197,877
Transfer agent fees	13,700	41,765	6,612	10,497
Registration fees	15,290	23,825	4,159	4,590
Audit and tax preparation fees	11,310	19,727	7,974	11,961
Legal fees	1,480	24,734	223	4,617
Independent pricing service fees	7,113	21,599	3,985	19,340
Trustee fees and expenses	5,957	90,802	166	18,163
Insurance expense	1,548	25,975	–	4,844
Custodian fees	5,068	46,280	2,447	9,056
Printing fees	4,965	57,029	14	6,189
Chief compliance officer fee	2,614	41,223	36	7,954
Offering costs	–	–	12,538	1,857
Other	4,607	23,492	2,560	6,936
Total expenses before waivers/reimbursements	356,827	4,386,569	47,648	932,086
Expenses waived/reimbursed by investment advisor
Retail	(35,200)	(1,116,730)	(18,520)	(171,214)
Institutional	(8,808)	(119,935)	(23,367)	(23,993)
Net expenses	312,819	3,149,904	5,761	736,879
Net Investment Income/(Loss)	1,856,019	19,745,429	34,430	3,247,859

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	555,374	1,663,405	32,070	534,068
	555,374	1,663,405	32,070	534,068
Change in unrealized net appreciation/(depreciation) on:
Investments	744,604	14,394,441	37,683	3,494,549
	744,604	14,394,441	37,683	3,494,549
Net realized and unrealized gain/(loss)	1,299,978	16,057,846	69,753	4,028,617
Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,155,997	$35,803,275	$104,183	$7,276,476

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	91

Westcore Funds	Statements of Changes in Net Assets

	Westcore Small-Cap Growth Fund		Westcore Small-Cap Growth Fund II(a)		Westcore Mid-Cap Value Dividend Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$(17,129)	$(34,513)	$(103,828)	$(193,441)	$607,266	$682,873
Net realized gain/(loss)	475,053	(73,972)	3,955,727	(6,870,344)	6,568,647	4,854,819
Change in unrealized net appreciation/(depreciation)	235,493	389,284	3,219,394	1,620,335	(6,514,440)	8,303,334
Net increase/(decrease) in net assets resulting from operations	693,417	280,799	7,071,293	(5,443,430)	661,473	13,841,026

Distributions to Shareholders (Note 2)
From net investment income
Retail	–	–	N/A	N/A	–	(613,443)
Institutional	–	–	–	–	–	(136,683	)(b)
From net realized gains
Retail	–	–	N/A	N/A	–	(1,432,308)
Institutional	–	–	–	–	–	(1,201,077	)(b)
Decrease in net assets from distributions to shareholders	–	–	–	–	–	(3,383,511)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	20,244	219,775	N/A	N/A	15,869,907	27,536,668
Institutional	364,122	1,423,810	2,040,999	1,247,021	1,927,367	35,794,394	(b)
Shares issued in reinvestment of distributions
Retail	–	–	N/A	N/A	–	1,977,573
Institutional	–	–	–	–	–	1,337,760	(b)
Cost of shares redeemed
Retail	(19,525)	(27,657)	N/A	N/A	(11,146,427)	(46,954,046)
Institutional	(141,243)	(4,146,248)	(5,955,057)	(19,391,204)	(3,869,434)	(1,516,354	)(b)
Net increase/(decrease) resulting from beneficial interest transactions	223,598	(2,530,320)	(3,914,058)	(18,144,183)	2,781,413	18,175,995
Redemption Fees	–	1,977	–	–	–	–
Total net increase/(decrease) in net assets	917,015	(2,247,544)	3,157,235	(23,587,613)	3,442,886	28,633,510

Net Assets
Beginning of period	4,262,708	6,510,252	34,916,762	58,504,375	80,375,521	51,742,011
End of period*	$5,179,723	$4,262,708	$38,073,997	$34,916,762	$83,818,407	$80,375,521

*Accumulated net investment income/(loss)	$(16,277)	$852	$(140,150)	$(36,322)	$699,366	$92,100

(a)	Prior to December 27, 2016 known as the Westcore Select Fund - Retail Class.
(b)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

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Westcore Funds	Statements of Changes in Net Assets

	Westcore Mid-Cap Value Dividend Fund II(a)		Westcore Smid-Cap Value Dividend Fund(b)		Westcore Small-Cap Value Dividend Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Period Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$233,561	$(234,044)	$4,813	$465	$1,451,520	$2,156,748
Net realized gain/(loss)	870,241	456,744	6,508	(15)	16,213,257	20,103,819
Change in unrealized net appreciation/(depreciation)	(616,608)	(4,439,249)	(11,893)	(2,936)	(23,032,869)	29,286,310
Net increase/(decrease) in net assets resulting from operations	487,194	(4,216,549)	(572)	(2,486)	(5,368,092)	51,546,877

Distributions to Shareholders (Note 2)
From net investment income
Retail	–	(13,996)	–	–	–	(1,224,558)
Institutional	–	(1,156)	–	–	–	(2,025,232)
From net realized gains
Retail	–	–	–	–	–	(6,333,468)
Institutional	–	–	–	–	–	(8,962,910)
Decrease in net assets from distributions to shareholders	–	(15,152)	–	–	–	(18,546,168)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,898,550	2,118,108	308,520	120,010	5,764,065	24,784,341
Institutional	1,674	1,467,835	–	250,010	21,687,426	44,803,603
Shares issued in reinvestment of distributions
Retail	–	13,685	–	–	–	5,757,955
Institutional	–	1,156	–	–	–	10,446,807
Cost of shares redeemed
Retail	(5,347,749)	(28,426,035)	–	–	(15,477,939)	(36,226,778)
Institutional	(7,093)	(16,944,897)	–	–	(19,478,632)	(50,406,292)
Net increase/(decrease) resulting from beneficial interest transactions	(3,454,618)	(41,770,148)	308,520	370,020	(7,505,080)	(840,364)
Total net increase/(decrease) in net assets	(2,967,424)	(46,001,849)	307,948	367,534	(12,873,172)	32,160,345

Net Assets
Beginning of period	35,791,453	81,793,302	367,534	–	216,615,615	184,455,270
End of period*	$32,824,029	$35,791,453	$675,482	$367,534	$203,742,443	$216,615,615

*Accumulated net investment income/(loss)	$(16,207)	$(249,768)	$5,296	$483	$1,725,365	$273,845

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(b)	Commenced operations on December 19, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	93

Westcore Funds	Statements of Changes in Net Assets

	Westcore Global Large-Cap Dividend Fund(a)		Westcore Large-Cap Dividend Fund(b)		Westcore Micro-Cap Opportunity Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$611,393	$783,310	$113,962	$42,211	$1,620	$45,563
Net realized gain/(loss)	653,250	1,507,936	134,755	5,072,246	2,339,716	178,621
Change in unrealized net appreciation/(depreciation)	3,636,284	1,167,374	443,592	(5,408,631)	(2,332,071)	1,879,897
Net increase/(decrease) in net assets resulting from operations	4,900,927	3,458,620	692,309	(294,174)	9,265	2,104,081

Distributions to Shareholders (Note 2)
From net investment income
Retail	(513,461)	(734,945)	(92,612)	–	–	(44,312)
Institutional	(46,012)	(68,202)	(5,135)	–	N/A	N/A
From net realized gains
Retail	–	(1,268,496)	–	(3,723,393)	–	(403,967)
Institutional	–	(95,772)	–	(773,092)	N/A	N/A
Decrease in net assets from distributions to shareholders	(559,473)	(2,167,415)	(97,747)	(4,496,485)	–	(448,279)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	3,260,584	9,128,468	240,603	1,100,614	1,614,724	2,341,447
Institutional	1,249,774	884,366	18,848	342,085	N/A	N/A
Shares issued in reinvestment of distributions
Retail	467,989	1,794,855	91,555	3,680,147	–	448,124
Institutional	45,541	162,654	5,135	773,092	N/A	N/A
Cost of shares redeemed
Retail	(2,958,317)	(5,425,825)	(2,347,092)	(13,748,298)	(1,412,544)	(11,924,376)
Institutional	(844,723)	(1,077,539)	(71,414)	(4,709,139)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	1,220,848	5,466,979	(2,062,365)	(12,561,499)	202,180	(9,134,805)
Redemption Fees	–	–	–	–	–	4,455
Total net increase/(decrease) in net assets	5,562,302	6,758,184	(1,467,803)	(17,352,158)	211,445	(7,474,548)

Net Assets
Beginning of period	47,762,800	41,004,616	12,606,593	29,958,751	13,311,471	20,786,019
End of period*	$53,325,102	$47,762,800	$11,138,790	$12,606,593	$13,522,916	$13,311,471

*Accumulated net investment income/(loss)	$7,886	$(44,034)	$(15,121)	$(31,336)	$732	$(888)

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund.

See Notes to Financial Statements.

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Westcore Funds	Statements of Changes in Net Assets

	Westcore International Small-Cap Fund			Westcore Flexible Income Fund		Westcore Plus Bond Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016		Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$161,389	$440,526		$1,856,019	$3,173,030	$19,745,429	$40,288,624
Net realized gain/(loss)	2,496,192	(4,228,697)		555,374	353,696	1,663,405	3,933,255
Change in unrealized net appreciation/(depreciation)	7,412,605	4,288,688		744,604	4,256,608	14,394,441	8,858,255
Net increase/(decrease) in net assets resulting from operations	10,070,186	500,517		3,155,997	7,783,334	35,803,275	53,080,134

Distributions to Shareholders (Note 2)
From net investment income
Retail	–	(2,394,450)		(1,314,480)	(2,468,840)	(18,383,680)	(40,035,547)
Institutional	–	(283,367	)(a)	(428,814)	(695,466)	(2,814,968)	(3,885,093)
From net realized gains
Retail	–	–		–	–	–	(301,101)
Institutional	–	–	(a)	–	–	–	(29,219)
Decrease in net assets from distributions to shareholders	–	(2,677,817)		(1,743,294)	(3,164,306)	(21,198,648)	(44,250,960)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	2,572,616	11,306,610		8,737,710	22,497,041	107,950,822	241,684,616
Institutional	4,391,657	21,928,969	(a)	4,711,272	10,182,996	87,185,810	64,856,773
Shares issued in reinvestment of distributions
Retail	–	2,321,253		1,259,869	2,345,925	18,045,106	39,418,686
Institutional	–	283,367	(a)	418,885	685,606	2,630,978	3,647,587
Cost of shares redeemed
Retail	(12,453,939)	(62,490,978)		(8,388,661)	(18,195,608)	(180,678,410)	(533,005,393)
Institutional	(1,856,131)	(1,290,670	)(a)	(5,203,909)	(4,824,784)	(23,755,288)	(54,771,744)
Net increase/(decrease) resulting from beneficial interest transactions	(7,345,797)	(27,941,449)		1,535,166	12,691,176	11,379,018	(238,169,475)
Redemption Fees	–	–		–	15,224	–	–
Total net increase/(decrease) in net assets	2,724,389	(30,118,749)		2,947,869	17,325,428	25,983,645	(229,340,301)

Net Assets
Beginning of period	70,104,608	100,223,357		75,485,630	58,160,202	1,188,419,993	1,417,760,294
End of period*	$72,828,997	$70,104,608		$78,433,499	$75,485,630	$1,214,403,638	$1,188,419,993

*Accumulated net investment income/(loss)	$(1,646,117)	$(1,807,506)		$94,152	$(18,573)	$(1,311,756)	$141,463

(a)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	95

Westcore Funds	Statements of Changes in Net Assets

	Westcore Municipal Opportunities Fund(a)		Westcore Colorado Tax-Exempt Fund
	Six Months Ended June 30, 2017 (Unaudited)	Period Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Operations
Net investment income/(loss)	$34,430	$286	$3,247,859	$5,784,471
Net realized gain/(loss)	32,070	–	534,068	(132,085)
Change in unrealized net appreciation/(depreciation)	37,683	10,601	3,494,549	(6,859,779)
Net increase/(decrease) in net assets resulting from operations	104,183	10,887	7,276,476	(1,207,393)

Distributions to Shareholders (Note 2)
From net investment income
Retail	(12,658)	–	(2,726,148)	(5,513,282)
Institutional	(21,378)	–	(490,908)	(336,259	)(b)
From net realized gains
Retail	–	–	–	(440,343)
Institutional	–	–	–	(69,011	)(b)
Decrease in net assets from distributions to shareholders	(34,036)	–	(3,217,056)	(6,358,895)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	914,305	400,022	24,429,069	73,060,040
Institutional	3,183,994	350,010	17,145,957	35,576,527	(b)
Shares issued in reinvestment of distributions
Retail	11,929	–	2,482,748	5,495,420
Institutional	21,378	–	472,359	395,641	(b)
Cost of shares redeemed
Retail	(7,245)	–	(24,041,044)	(69,121,941)
Institutional	(16,100)	–	(6,221,665)	(4,965,168	)(b)
Net increase resulting from beneficial interest transactions	4,108,261	750,032	14,267,424	40,440,519
Total net increase in net assets	4,178,408	760,919	18,326,844	32,874,231

Net Assets
Beginning of period	760,919	–	225,794,333	192,920,102
End of period*	$4,939,327	$760,919	$244,121,177	$225,794,333

*Accumulated net investment income/(loss)	$695	$301	$(1,874)	$(32,677)

(a)	Commenced operations on December 19, 2016.
(b)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

96	| wwww.westcore.com

Westcore Small-Cap Growth Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014		For the Period Ended December 31, 2013 (a)
Net asset value, beginning of period	$10.89		$10.01	$10.52		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.05)		(0.09)	(0.11)		(0.10)		(0.00	)(c)
Net realized and unrealized gains/(losses) on investments	1.78		0.97	(0.39)		0.49		0.13
Total from investment operations	1.73		0.88	(0.50)		0.39		0.13

Less dividends and distributions:
Distributions from net realized gains	–		–	(0.01)		–		–
Total distributions	–		–	(0.01)		–		–

Paid-in capital from redemption fees	–		–	–		0.00	(c)	–
Net asset value, end of period	$12.62		$10.89	$10.01		$10.52		$10.13

Total Return	15.89	%(d)	8.79%	(4.77)%		3.85%		1.30	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$863		$744	$499		$599		$69

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.27	%(e)(f)	1.30%	1.30%		1.30%		1.30	%(e)
Without fee waivers/reimbursements	3.06	%(e)	5.93%	4.96	%(g)	5.18	%(g)	12.91	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.76	)%(e)	(0.87)%	(1.03)%		(1.01)%		(0.98	)%(e)
Without fee waivers/reimbursements	(2.55	)%(e)	(5.50)%	(4.69)%		(4.89	)%(g)	(12.60	)%(e)(g)
Portfolio turnover rate	37	%(d)	81%	69%		89%		0	%(d)

(a)	Commenced operations on December 20, 2013.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.24% effective April 30, 2017.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	97

Westcore Small-Cap Growth Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		For the Period Ended December 31, 2013 (a)
Net asset value, beginning of period	$11.01		$10.09		$10.56		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.04)		(0.06)		(0.07)		(0.04)		(0.00	)(c)
Net realized and unrealized gains/(losses) on investments	1.80		0.98		(0.39)		0.47		0.13
Total from investment operations	1.76		0.92		(0.46)		0.43		0.13

Less dividends and distributions:
Distributions from net realized gains	–		–		(0.01)		–		–
Total distributions	–		–		(0.01)		–		–

Paid-in capital from redemption fees	–		0.00	(c)	–		0.00	(c)	–
Net asset value, end of period	$12.77		$11.01		$10.09		$10.56		$10.13

Total Return	15.99	%(d)	9.12%		(4.37)%		4.24%		1.30	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,317		$3,519		$6,011		$8,063		$2,314

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23	%(e)	1.05	%(f)	0.88	%(f)	0.76	%(f)	1.06	%(e)
Without fee waivers/reimbursements	2.94	%(e)	2.63%		2.21	%(g)	3.61	%(g)	12.52	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.71	)%(e)	(0.65)%		(0.61)%		(0.44)%		(0.75	)%(e)
Without fee waivers/reimbursements	(2.42	)%(e)	(2.22)%		(1.94)%		(3.29	)%(g)	(12.22	)%(e)(g)
Portfolio turnover rate	37	%(d)	81%		69%		89%		0	%(d)

(a)	Commenced operations on December 20, 2013.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)
Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class.  If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

98	| wwww.westcore.com

Westcore Small-Cap Growth Funds II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$20.15		$22.32	$25.31	$24.21	$16.60	$18.71
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.06)		(0.09)	(0.19)	(0.17)	(0.14)	(0.09)
Net realized and unrealized gains/(losses) on investments	4.36		(2.08)	(2.80)	1.27	7.75	(2.02)
Total from investment operations	4.30		(2.17)	(2.99)	1.10	7.61	(2.11)

Paid-in capital from redemption fees	–		–	–	–	–	0.00 (c)
Net asset value, end of period	$24.45		$20.15	$22.32	$25.31	$24.21	$16.60

Total Return	21.34	%(d)	(9.72)%	(11.81)%	4.54%	45.84%	(11.28)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$38,074		$34,917	$58,504	$90,747	$111,058	$178,503

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.08	%(e)	1.15%	1.09%	1.09%	1.08%	1.06%
Without fee waivers/reimbursements	1.08	%(e)	1.24%	1.09%	1.09%	1.08%	1.06%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.57	)%(e)	(0.43)%	(0.76)%	(0.68)%	(0.70)%	(0.50)%
Without fee waivers/reimbursements	(0.57	)%(e)	(0.52)%	(0.76)%	(0.68)%	(0.70)%	(0.50)%
Portfolio turnover rate	33	%(d)	182%	67%	115%	106%	167%

(a)	Prior to December 27, 2016 known as the Westcore Select Fund - Retail Class.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	99

Westcore Mid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (a)	Year Ended December 31, 2012
Net asset value, beginning of period	$27.46		$23.47	$26.87	$26.01	$20.11	$18.10
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.19		0.24	0.26	0.26	0.23	0.19
Net realized and unrealized gains/(losses) on investments	0.07		5.11	(0.68)	2.98	5.91	2.05
Total from investment operations	0.26		5.35	(0.42)	3.24	6.14	2.24

Less dividends and distributions:
Dividends from net investment income	–		(0.41)	(0.23)	(0.30)	(0.24)	(0.23)
Distributions from net realized gains	–		(0.95)	(2.75)	(2.08)	–	–
Total distributions	–		(1.36)	(2.98)	(2.38)	(0.24)	(0.23)

Paid-in capital from redemption fees	–		–	–	–	–	0.00 (c)
Net asset value, end of period	$27.72		$27.46	$23.47	$26.87	$26.01	$20.11

Total Return	0.95	%(d)	22.76%	(1.50)%	12.69%	30.57%	12.39%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$49,035		$44,021	$51,742	$58,402	$53,282	$40,341

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.19	%(e)(f)	1.25%	1.20%	1.19%	1.24%	1.25%
Without fee waivers/reimbursements	1.19	%(e)	1.28%	1.20%	1.19%	1.24%	1.26%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.36	%(e)	0.97%	0.96%	0.95%	0.96%	0.96%
Without fee waivers/reimbursements	1.36	%(e)	0.94%	0.96%	0.95%	0.96%	0.96%
Portfolio turnover rate	40	%(d)	78%	62%	51%	51%	21%

(a)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation change from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

100	| wwww.westcore.com

Westcore Mid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented
Institutional	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$27.81		$24.89
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.21		0.31
Net realized and unrealized gains/(losses) on investments	0.09		3.67
Total from investment operations	0.30		3.98

Less dividends and distributions:
Dividends from net investment income	–		(0.11)
Distributions from net realized gains	–		(0.95)
Total distributions	–		(1.06)
Net asset value, end of period	$28.11		$27.81

Total Return	1.08	%(c)	15.96	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$34,784		$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.00	%(d)	1.00	%(d)
Without fee waivers/reimbursements	1.03	%(d)	1.15	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.52	%(d)	1.67	%(d)
Without fee waivers/reimbursements	1.49	%(d)	1.52	%(d)
Portfolio turnover rate	40	%(c)	78	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	101

Westcore Mid-Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$4.48		$4.78		$5.37	$6.65	$6.11	$5.90
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.03		(0.02)		(0.03)	(0.04)	(0.05)	(0.01)
Net realized and unrealized gains/(losses) on investments	0.04		(0.28)		(0.25)	0.32	2.75	0.28
Total from investment operations	0.07		(0.30)		(0.28)	0.28	2.70	0.27

Less dividends and distributions:
Dividends from net investment income	–		(0.00	)(c)	–	–	–	–
Distributions from net realized gains	–		–		(0.31)	(1.56)	(2.16)	(0.06)
Total distributions	–		–		(0.31)	(1.56)	(2.16)	(0.06)

Paid-in capital from redemption fees	–		–		–	–	–	0.00 (c)
Net asset value, end of period	$4.55		$4.48		$4.78	$5.37	$6.65	$6.11

Total Return	1.56	%(d)	(6.24)%		(5.08)%	4.56%	44.67%	4.64%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$31,081		$34,069		$63,675	$74,747	$83,008	$74,221

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.15	%(e)	1.12%		1.03%	1.03%	1.05%	1.05%
Without fee waivers/reimbursements	1.24	%(e)	1.12%		1.03%	1.03%	1.05%	1.05%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.35	%(e)	(0.42)%		(0.56)%	(0.61)%	(0.67)%	(0.12)%
Without fee waivers/reimbursements	1.26	%(e)	(0.43)%		(0.56)%	(0.61)%	(0.67)%	(0.12)%
Portfolio turnover rate	42	%(d)	158%		61%	88%	117%	114%

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

102	| www.westcore.com

Westcore Mid-Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$4.61		$4.89		$5.48	$6.74	$6.16	$5.93
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.03		(0.01)		(0.02)	(0.03)	(0.04)	0.00 (c)
Net realized and unrealized gains/(losses) on investments	0.03		(0.27)		(0.26)	0.33	2.78	0.29
Total from investment operations	0.06		(0.28)		(0.28)	0.30	2.74	0.29

Less dividends and distributions:
Dividends from net investment income	–		(0.00	)(c)	–	–	–	–
Distributions from net realized gains	–		–		(0.31)	(1.56)	(2.16)	(0.06)
Total distributions	–		–		(0.31)	(1.56)	(2.16)	(0.06)

Paid-in capital from redemption fees	–		–		–	–	–	0.00 (c)
Net asset value, end of period	$4.67		$4.61		$4.89	$5.48	$6.74	$6.16

Total Return	1.30	%(d)	(5.69)%		(4.98)%	4.79%	44.94%	4.96%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,743		$1,723		$18,119	$20,238	$15,231	$33,482

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10	%(e)	0.93%		0.89%	0.89%	0.88%	0.87%
Without fee waivers/reimbursements	1.18	%(e)	1.08%		0.97%	0.98%	0.95%	0.93%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.41	%(e)	(0.28)%		(0.43)%	(0.46)%	(0.53)%	0.06%
Without fee waivers/reimbursements	1.33	%(e)	(0.43)%		(0.51)%	(0.55)%	(0.60)%	0.01%
Portfolio turnover rate	42	%(d)	158%		61%	88%	117%	114%

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	103

Westcore Smid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.09		0.01
Net realized and unrealized gains/(losses) on investments	(0.16)		(0.08)
Total from investment operations	(0.07)		(0.07)
Net asset value, end of period	$9.86		$9.93

Total Return	(0.70	)%(c)	(0.70	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$429		$119

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20	%(d)	1.20	%(d)
Without fee waivers/reimbursements	15.32	%(d)(e)	42.02	%(d)(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.91	%(d)	3.44	%(d)
Without fee waivers/reimbursements	(12.21	)%(d)(e)	(37.38	)%(d)(f)
Portfolio turnover rate	58	%(c)	2	%(c)

(a)	Commenced operations on December 19, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

104	| www.westcore.com

Westcore Smid-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.09		0.01
Net realized and unrealized gains/(losses) on investments	(0.15)		(0.08)
Total from investment operations	(0.06)		(0.07)
Net asset value, end of period	$9.87		$9.93

Total Return	(0.60	)%(c)	(0.70	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$247		$248

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.95	%(d)	1.07	%(d)
Without fee waivers/reimbursements	16.92	%(d)(e)	34.17	%(d)(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.86	%(d)	3.59	%(d)
Without fee waivers/reimbursements	(14.11	)%(d)(e)	(29.51	)%(d)(f)
Portfolio turnover rate	58	%(c)	2	%(c)

(a)	Commenced operations on December 19, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	105

Westcore Small-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Net asset value, beginning of period	$12.52		$10.52	$13.45	$14.38	$12.65	$11.82
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.08		0.11	0.13	0.14	0.11	0.11
Net realized and unrealized gains/(losses) on investments	(0.40)		3.02	(1.22)	0.75	4.45	1.03
Total from investment operations	(0.32)		3.13	(1.08)	0.89	4.56	1.14

Less dividends and distributions:
Dividends from net investment income	–		(0.18)	(0.10)	(0.15)	(0.13)	(0.13)
Distributions from net realized gains	–		(0.95)	(1.75)	(1.67)	(2.70)	(0.18)
Total distributions	–		(1.13)	(1.85)	(1.82)	(2.83)	(0.31)

Paid-in capital from redemption fees	–		–	–	0.00 (c)	–	0.00 (c)
Net asset value, end of period	$12.20		$12.52	$10.52	$13.45	$14.38	$12.65

Total Return	(2.56	)%(d)	29.72%	(8.13)%	6.46%	36.49%	9.69%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$74,573		$86,518	$79,038	$141,445	$169,821	$189,858

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.45	%(e)	1.45%	1.39%	1.40%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.26	%(e)	0.99%	0.99%	0.97%	0.76%	0.87%
Without fee waivers/reimbursements	1.11	%(e)	0.84%	0.90%	0.87%	0.67%	0.78%
Portfolio turnover rate	45	%(d)	96%	74%	70%	53%	35%

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

106	| www.westcore.com

Westcore Small-Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(a)	Year Ended December 31, 2012
Net asset value, beginning of period	$12.53		$10.53	$13.47	$14.40	$12.64	$11.80
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.09		0.14	0.15	0.17	0.14	0.13
Net realized and unrealized gains/(losses) on investments	(0.40)		3.02	(1.21)	0.74	4.46	1.02
Total from investment operations	(0.31)		3.16	(1.06)	0.91	4.60	1.15

Less dividends and distributions:
Dividends from net investment income	–		(0.21)	(0.13)	(0.17)	(0.14)	(0.13)
Distributions from net realized gains	–		(0.95)	(1.75)	(1.67)	(2.70)	(0.18)
Total distributions	–		(1.16)	(1.88)	(1.84)	(2.84)	(0.31)

Paid-in capital from redemption fees	–		–	–	0.00 (c)	–	0.00 (c)
Net asset value, end of period	$12.22		$12.53	$10.53	$13.47	$14.40	$12.64

Total Return	(2.47	)%(d)	29.98%	(7.98)%	6.62%	36.86%	9.78%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$129,170		$130,098	$105,418	$190,166	$147,374	$124,052

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.11	%(e)	1.08%	1.13%	1.11%	1.12%	1.14%
Without fee waivers/reimbursements	1.24	%(e)	1.24%	1.22%	1.21%	1.22%	1.24%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.50	%(e)	1.24%	1.15%	1.20%	0.94%	1.07%
Without fee waivers/reimbursements	1.37	%(e)	1.08%	1.06%	1.10%	0.84%	0.96%
Portfolio turnover rate	45	%(d)	96%	74%	70%	53%	35%

(a)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	107

Westcore Global Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (b)		Year Ended December 31, 2012
Net asset value, beginning of period	$9.79		$9.45	$10.57	$10.91	$12.00		$11.49
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.12		0.17	0.23	0.19	0.18		0.14
Net realized and unrealized gains/(losses) on investments	0.87		0.63	(0.30)	0.28	2.68		1.40
Total from investment operations	0.99		0.80	(0.07)	0.47	2.86		1.54

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.23)	(0.19)	(0.21)		(0.16)
Distributions from net realized gains	–		(0.28)	(0.82)	(0.62)	(3.74)		(0.87)
Total distributions	(0.11)		(0.46)	(1.05)	(0.81)	(3.95)		(1.03)

Paid-in capital from redemption fees	–		–	–	–	–		0.00 (d)
Net asset value, end of period	$10.67		$9.79	$9.45	$10.57	$10.91		$12.00

Total Return	10.16	%(e)	8.58%	(0.56)%	4.43%	24.53%		13.39%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$49,073		$44,296	$37,613	$46,432	$53,780		$55,215

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(f)	0.99%	0.99%	0.99%	1.10	%(g)	1.15%
Without fee waivers/reimbursements	1.21	%(f)	1.22%	1.17%	1.14%	1.14%		1.17%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.42	%(f)	1.79%	2.19%	1.67%	1.31%		1.13%
Without fee waivers/reimbursements	2.20	%(f)	1.56%	2.01%	1.52%	1.27%		1.11%
Portfolio turnover rate	7	%(e)	61%	65%	18%	91%		9%

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.

See Notes to Financial Statements.

108	| www.westcore.com

Westcore Global Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013 (b)	Year Ended December 31, 2012
Net asset value, beginning of period	$9.71		$9.39	$10.51	$10.85	$11.96	$11.46
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.13		0.20	0.25	0.21	0.20	0.17
Net realized and unrealized gains/(losses) on investments	0.88		0.60	(0.30)	0.28	2.67	1.39
Total from investment operations	1.01		0.80	(0.05)	0.49	2.87	1.56

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.20)	(0.25)	(0.21)	(0.24)	(0.19)
Distributions from net realized gains	–		(0.28)	(0.82)	(0.62)	(3.74)	(0.87)
Total distributions	(0.12)		(0.48)	(1.07)	(0.83)	(3.98)	(1.06)

Paid-in capital from redemption fees	–		–	–	–	–	0.00 (d)
Net asset value, end of period	$10.60		$9.71	$9.39	$10.51	$10.85	$11.96

Total Return	10.39	%(e)	8.63%	(0.42)%	4.66%	24.72%	13.66%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,252		$3,466	$3,391	$4,746	$6,021	$6,612

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.90	%(f)	0.81%	0.82%	0.82%	0.92%	0.92%
Without fee waivers/reimbursements	1.10	%(f)	1.21%	1.05%	1.01%	0.98%	1.06%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.54	%(f)	2.01%	2.38%	1.88%	1.49%	1.35%
Without fee waivers/reimbursements	2.34	%(f)	1.61%	2.15%	1.69%	1.43%	1.21%
Portfolio turnover rate	7	%(e)	61%	65%	18%	91%	9%

(a)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(b)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	109

Westcore Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$6.38		$8.96	$12.72	$15.98	$14.07	$12.46
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.06		0.01	(0.04)	(0.03)	(0.03)	0.05
Net realized and unrealized gains/(losses) on investments	0.32		(0.01)	0.60	1.04	4.62	1.83
Total from investment operations	0.38		–	0.56	1.01	4.59	1.88

Less dividends and distributions:
Dividends from net investment income	(0.06)		–	–	–	–	(0.05)
Distributions from net realized gains	–		(2.58)	(4.32)	(4.27)	(2.68)	(0.22)
Total distributions	(0.06)		(2.58)	(4.32)	(4.27)	(2.68)	(0.27)

Paid-in capital from redemption fees	–		–	–	–	–	0.00 (c)
Net asset value, end of period	$6.70		$6.38	$8.96	$12.72	$15.98	$14.07

Total Return	5.90	%(d)	(0.38)%	4.43%	6.79%	32.93%	15.13%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,614		$12,061	$24,942	$33,954	$69,632	$66,514

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.06	%(e)(f)	1.15%	1.15%	1.11%	1.09%	1.11%
Without fee waivers/reimbursements	1.71	%(e)	1.30%	1.17%	1.11%	1.09%	1.11%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.90	%(e)	0.14%	(0.34)%	(0.21)%	(0.17)%	0.36%
Without fee waivers/reimbursements	1.25	%(e)	(0.01)%	(0.36)%	(0.21)%	(0.17)%	0.36%
Portfolio turnover rate	0	%(d)	112%	96%	144%	182%	167%

(a)	Prior to December 27, 2016 known as the Westcore Growth Fund
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation change from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

110	| www.westcore.com

Westcore Large-Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016 (a)		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$6.61		$9.16		$12.88	$16.10	$14.14	$12.50
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.07		0.03		(0.02)	0.00 (c)	0.01	0.04
Net realized and unrealized gains/(losses) on investments	0.32		(0.00	)(c)	0.62	1.05	4.63	1.88
Total from investment operations	0.39		0.03		0.60	1.05	4.64	1.92

Less dividends and distributions:
Dividends from net investment income	(0.07)		–		–	–	–	(0.06)
Distributions from net realized gains	–		(2.58)		(4.32)	(4.27)	(2.68)	(0.22)
Total distributions	(0.07)		(2.58)		(4.32)	(4.27)	(2.68)	(0.28)

Paid-in capital from redemption fees	–		–		–	–	–	0.00 (c)
Net asset value, end of period	$6.93		$6.61		$9.16	$12.88	$16.10	$14.14

Total Return	5.85	%(d)	0.01%		4.68%	6.98%	33.13%	15.37%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$525		$546		$5,016	$6,970	$9,236	$4,564

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.97	%(e)	0.91%		0.95%	0.91%	0.89%	0.92%
Without fee waivers/reimbursements	1.57	%(e)	1.49%		1.28%	1.05%	1.15%	1.32%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.88	%(e)	0.37%		(0.15)%	0.00%	0.06%	0.31%
Without fee waivers/reimbursements	1.28	%(e)	(0.21)%		(0.48)%	(0.14)%	(0.20)%	(0.09)%
Portfolio turnover rate	0	%(d)	112%		96%	144%	182%	167%

(a)	Prior to December 27, 2016 known as the Westcore Growth Fund
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	111

Westcore Micro-Cap Opportunity Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012
Net asset value, beginning of period	$18.94		$15.74	$17.96	$17.69	$12.35		$11.15
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.00	(b)	0.05	(0.01)	(0.01)	(0.00	)(b)	0.11
Net realized and unrealized gains/(losses) on investments	0.02		3.80	(0.88)	0.44	5.70		1.62
Total from investment operations	0.02		3.85	(0.89)	0.43	5.70		1.73

Less dividends and distributions:
Dividends from net investment income	–		(0.06)	–	–	(0.01)		(0.14)
Distributions from net realized gains	–		(0.59)	(1.33)	(0.16)	(0.35)		(0.39)
Total distributions	–		(0.65)	(1.33)	(0.16)	(0.36)		(0.53)

Paid-in capital from redemption fees	–		0.00 (b)	0.00 (b)	0.00 (b)	–		0.00 (b)
Net asset value, end of period	$18.96		$18.94	$15.74	$17.96	$17.69		$12.35

Total Return	0.11	%(c)	24.49%	(4.92)%	2.49%	46.20%		15.60%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$13,523		$13,311	$20,786	$37,206	$20,787		$2,986

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30	%(d)	1.30%	1.30%	1.30%	1.30%		1.30%
Without fee waivers/reimbursements	1.94	%(d)	2.09%	1.66%	1.60%	1.95%		4.71%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.03	%(d)	0.33%	0.06%	(0.05)%	(0.01)%		0.94%
Without fee waivers/reimbursements	(0.61	)%(d)	(0.46)%	(0.42)%	(0.35)%	(0.66)%		(2.47)%
Portfolio turnover rate	53	%(c)	43%	105%	72%	52%		132%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

112	| www.westcore.com

Westcore International Small-Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$15.08		$15.59		$16.71	$21.26	$17.94	$14.55
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.03		0.08		0.23	0.33	0.35	0.37
Net realized and unrealized gains/(losses) on investments	2.26		0.15		(0.09)	(4.34)	3.63	3.24
Total from investment operations	2.29		0.23		0.14	(4.01)	3.98	3.61

Less dividends and distributions:
Dividends from net investment income	–		(0.74)		(0.79)	(0.01)	(0.66)	(0.22)
Distributions from net realized gains	–		–		(0.47)	(0.53)	–	–
Total distributions	–		(0.74)		(1.26)	(0.54)	(0.66)	(0.22)

Paid-in capital from redemption fees	–		–		–	–	0.00 (b)	0.00 (b)
Net asset value, end of period	$17.37		$15.08		$15.59	$16.71	$21.26	$17.94

Total Return	15.19	%(c)	1.60%		1.05%	(18.82)%	22.36%	24.84%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$46,595		$49,746		$100,223	$294,657	$480,789	$327,825

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.44	%(d)	1.46	%(e)	1.50%	1.50%	1.50%	1.50%
Without fee waivers/reimbursements	1.75	%(d)	1.77%		1.62%	1.58%	1.63%	1.65%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.39	%(d)	0.51%		1.35%	1.65%	1.82%	2.22%
Without fee waivers/reimbursements	0.08	%(d)	0.20%		1.23%	1.57%	1.69%	2.07%
Portfolio turnover rate	19	%(c)	44%		44%	40%	57%	14%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation change from 1.50% to 1.44% effective April 29, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	113

Westcore International Small-Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$15.64		$15.76
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.05		0.11
Net realized and unrealized gains/(losses) on investments	2.34		(0.01)
Total from investment operations	2.39		0.10

Less dividends and distributions:
Dividends from net investment income	–		(0.22)
Total distributions	–		(0.22)
Net asset value, end of period	$18.03		$15.64

Total Return	15.28	%(c)	0.66	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$26,234		$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.29	%(d)	1.19	%(d)
Without fee waivers/reimbursements	1.61	%(d)	1.65	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.60	%(d)	1.06	%(d)
Without fee waivers/reimbursements	0.28	%(d)	0.60	%(d)
Portfolio turnover rate	19	%(c)	44	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

114	| www.westcore.com

Westcore Flexible Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$8.86		$8.23	$8.80		$8.83	$8.94	$8.57
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.21		0.40	0.42		0.46	0.49	0.50
Net realized and unrealized gains/(losses) on investments	0.15		0.63	(0.55)		(0.02)	(0.12)	0.38
Total from investment operations	0.36		1.03	(0.13)		0.44	0.37	0.88

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.40)	(0.44)		(0.47)	(0.48)	(0.51)
Return of capital	–		–	(0.00	) (b)	–	–	–
Total distributions	(0.20)		(0.40)	(0.44)		(0.47)	(0.48)	(0.51)

Paid-in capital from redemption fees	–		0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of period	$9.02		$8.86	$8.23		$8.80	$8.83	$8.94

Total Return	4.09	%(c)	12.75%	(1.64)%		5.01%	4.31%	10.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$59,673		$56,997	$46,725		$59,734	$61,608	$74,206

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85	%(d)	0.85%	0.85%		0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.97	%(d)	0.95%	0.98%		0.88%	0.91%	0.90%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.76	%(d)	4.63%	4.86%		5.16%	5.49%	5.69%
Without fee waivers/reimbursements	4.64	%(d)	4.53%	4.73%		5.13%	5.43%	5.65%
Portfolio turnover rate	20	%(c)	47%	37%		37%	15%	34%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	115

Westcore Flexible Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$8.75		$8.12	$8.68		$8.71	$8.82	$8.43
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.22		0.41	0.43		0.47	0.49	0.50
Net realized and unrealized gains/(losses) on investments	0.14		0.62	(0.55)		(0.02)	(0.11)	0.38
Total from investment operations	0.36		1.03	(0.12)		0.45	0.38	0.88

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.41)	(0.44)		(0.48)	(0.49)	(0.49)
Return of capital	–		–	(0.00	) (b)	–	–	–
Total distributions	(0.20)		(0.41)	(0.44)		(0.48)	(0.49)	(0.49)

Paid-in capital from redemption fees	–		0.01	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of period	$8.91		$8.75	$8.12		$8.68	$8.71	$8.82

Total Return	4.19	%(c)	13.10%	(1.51)%		5.21%	4.45%	10.74%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$18,760		$18,488	$11,435		$5,135	$4,507	$6,468

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.68	%(d)	0.63%	0.72%		0.67%	0.69%	0.71%
Without fee waivers/reimbursements	0.78	%(d)	0.84%	1.03%		1.04%	1.11%	1.30%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.92	%(d)	4.85%	5.06%		5.36%	5.64%	5.76%
Without fee waivers/reimbursements	4.82	%(d)	4.64%	4.75%		4.99%	5.22%	5.16%
Portfolio turnover rate	20	%(c)	47%	37%		37%	15%	34%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

116	| www.westcore.com

Westcore Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$10.59		$10.55		$10.92	$10.71	$11.24	$11.04
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.17		0.33		0.31	0.34	0.34	0.40
Net realized and unrealized gains/(losses) on investments	0.15		0.07		(0.31)	0.28	(0.48)	0.21
Total from investment operations	0.32		0.40		–	0.62	(0.14)	0.61

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.36)		(0.34)	(0.35)	(0.38)	(0.40)
Distributions from net realized gains	–		(0.00	)(b)	(0.03)	(0.06)	(0.01)	(0.01)
Total distributions	(0.19)		(0.36)		(0.37)	(0.41)	(0.39)	(0.41)

Paid-in capital from redemption fees	–		–		–	–	–	0.00 (b)
Net asset value, end of period	$10.72		$10.59		$10.55	$10.92	$10.71	$11.24

Total Return	3.04	%(c)	3.82%		0.01%	5.90%	(1.23)%	5.67%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,024,468		$1,066,591		$1,309,659	$1,354,837	$1,211,518	$1,457,800

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55	%(d)	0.55%		0.55%	0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.77	%(d)	0.78%		0.70%	0.70%	0.72%	0.75%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.30	%(d)	3.03%		2.87%	3.08%	3.12%	3.61%
Without fee waivers/reimbursements	3.08	%(d)	2.80%		2.72%	2.93%	2.95%	3.41%
Portfolio turnover rate	16	%(c)	52%		51%	62%	50%	32%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	117

Westcore Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$10.48		$10.43		$10.79	$10.59	$11.11	$10.92
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.18		0.34		0.32	0.35	0.36	0.42
Net realized and unrealized gains/(losses) on investments	0.14		0.08		(0.29)	0.28	(0.48)	0.20
Total from investment operations	0.32		0.42		0.03	0.63	(0.12)	0.62

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.37)		(0.36)	(0.37)	(0.39)	(0.42)
Distributions from net realized gains	–		(0.00	)(b)	(0.03)	(0.06)	(0.01)	(0.01)
Total distributions	(0.19)		(0.37)		(0.39)	(0.43)	(0.40)	(0.43)

Paid-in capital from redemption fees	–		–		–	–	–	0.00 (b)
Net asset value, end of period	$10.61		$10.48		$10.43	$10.79	$10.59	$11.11

Total Return	3.05	%(c)	4.01%		0.23%	6.02%	(1.05)%	5.74%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$189,936		$121,829		$108,101	$151,986	$227,245	$241,714

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(d)	0.38%		0.42%	0.42%	0.38%	0.40%
Without fee waivers/reimbursements	0.56	%(d)	0.56%		0.55%	0.55%	0.55%	0.59%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.48	%(d)	3.20%		2.99%	3.22%	3.29%	3.76%
Without fee waivers/reimbursements	3.32	%(d)	3.02%		2.86%	3.09%	3.12%	3.57%
Portfolio turnover rate	16	%(c)	52%		51%	62%	50%	32%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

118	| www.westcore.com

Westcore Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.15		0.00	(c)
Net realized and unrealized gains/(losses) on investments	0.35		0.15
Total from investment operations	0.50		0.15

Less dividends and distributions:
Dividends from net investment income	(0.15)		–
Total distributions	(0.15)		–
Net asset value, end of period	$10.50		$10.15

Total Return	4.91	%(d)	1.50	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,354		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(e)	0.65	%(e)
Without fee waivers/reimbursements	4.86	%(e)(f)	19.11	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.88	%(e)	1.05	%(e)
Without fee waivers/reimbursements	(1.33	)%(e)(f)	(17.41	)%(e)(g)
Portfolio turnover rate	178	%(d)	0	%(d)

(a)	Commenced operations on December 19, 2016. (b) Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	119

Westcore Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016(a)
Net asset value, beginning of period	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.16		0.00	(c)
Net realized and unrealized gains/(losses) on investments	0.35		0.15
Total from investment operations	0.51		0.15

Less dividends and distributions:
Dividends from net investment income	(0.15)		–
Total distributions	(0.15)		–
Net asset value, end of period	$10.51		$10.15

Total Return	5.06	%(d)	1.50	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,585		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(e)	0.61	%(e)
Without fee waivers/reimbursements	3.62	%(e)(f)	19.48	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.00	%(e)	1.08	%(e)
Without fee waivers/reimbursements	(0.22	)%(e)(f)	(17.79	)%(e)(g)
Portfolio turnover rate	178	%(d)	0	%(d)

(a)	Commenced operations on December 19, 2016. (b) Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

120	| www.westcore.com

Westcore Colorado Tax-Exempt Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net asset value, beginning of period	$11.32		$11.66	$11.63	$11.16	$11.81	$11.54
Income/(loss) from investment operations:
Net investment income/(loss)(a)	0.16		0.31	0.32	0.33	0.35	0.37
Net realized and unrealized gains/(losses) on investments	0.18		(0.31)	0.02	0.47	(0.65)	0.27
Total from investment operations	0.34		–	0.34	0.80	(0.30)	0.64

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.31)	(0.31)	(0.33)	(0.35)	(0.37)
Distributions from net realized gains	–		(0.03)	–	–	–	–
Total distributions	(0.15)		(0.34)	(0.31)	(0.33)	(0.35)	(0.37)

Paid-in capital from redemption fees	–		–	–	–	–	0.00 (b)
Net asset value, end of period	$11.51		$11.32	$11.66	$11.63	$11.16	$11.81

Total Return	3.06	%(c)	(0.07)%	3.02%	7.23%	(2.56)%	5.57%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$202,577		$196,237	$192,920	$158,972	$118,483	$146,820

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.82	%(d)	0.84%	0.77%	0.77%	0.80%	0.81%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.74	%(d)	2.62%	2.73%	2.87%	3.05%	3.12%
Without fee waivers/reimbursements	2.57	%(d)	2.43%	2.61%	2.75%	2.90%	2.96%
Portfolio turnover rate	24	%(c)	47%	30%	13%	23%	7%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017 |	121

Westcore Colorado Tax-Exempt Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2017 (Unaudited)		For the Period Ended December 31, 2016 (a)
Net asset value, beginning of period	$11.34		$11.79
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.17		0.22
Net realized and unrealized gains/(losses) on investments	0.18		(0.44)
Total from investment operations	0.35		(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.20)
Distributions from net realized gains	–		(0.03)
Total distributions	(0.16)		(0.23)
Net asset value, end of period	$11.53		$11.34

Total Return	3.11	%(c)	(1.93	)%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$41,544		$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49	%(d)	0.49	%(d)
Without fee waivers/reimbursements	0.63	%(d)	0.68	%(d)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.90	%(d)	2.81	%(d)
Without fee waivers/reimbursements	2.76	%(d)	2.62	%(d)
Portfolio turnover rate	24	%(c)	47	%(c)(e)

(a)	The Fund added an institutional share class on April 29, 2016.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

122	| www.westcore.com

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Small-Cap Growth Fund, Westcore Small-Cap Growth Fund II, , Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund and Westcore Colorado Tax-Exempt Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares except Westcore Small-Cap Growth Fund II. All of the Funds also offer Institutional Class shares except Westcore Micro-Cap Opportunity Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Semi-Annual Report | June 30, 2017 |	123

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2017, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund and Westcore Global Large-Cap Dividend Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of June 30, 2017, the Westcore Global Large-Cap Dividend Fund invested a significant percentage of its assets in Switzerland and the United Kingdom and the Westcore International Small-Cap Fund invested a significant percentage of its assets in Japan, the United Kingdom, Australia, and Canada. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Redemption Fee – Effective September 15, 2016, the Funds no longer impose a redemption fee. Prior to September 15, 2016, the Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds imposed a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, were intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

Offering Costs – The Westcore Mid-Cap Value Dividend Fund-Institutional Class, Westcore International Small-Cap Fund-Institutional Class and Westcore Colorado Tax-Exempt Fund-Institutional Class incurred offering costs which are being amortized over the first twelve months from the commencement date of the Institutional share class, April 29, 2016. The Westcore Smid-Cap Value Dividend and Westcore Municipal Opportunities Funds incurred offering costs which are being amortized over the first twelve months from the commencement date of the Funds, December 19, 2016. Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees. Amounts amortized in the six months ended June 30, 2017 are shown on the Funds’ Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. As of June 30, 2017, none of the Funds held when-issued or forward commitment securities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2017, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
Westcore Small-Cap Growth Fund
Retail
Shares Sold	1,704	21,131
Shares Issued in Reinvestment of Distributions	–	–
Total	1,704	21,131
Less Shares Redeemed	(1,660)	(2,722)
Net Increase	44	18,409
Institutional
Shares Sold	30,518	155,051
Shares Issued in Reinvestment of Distributions	–	–
Total	30,518	155,051
Less Shares Redeemed	(11,897)	(431,382)
Net Increase/(Decrease)	18,621	(276,331)
Westcore Small-Cap Growth Fund II
Institutional
Shares Sold	93,543	61,242
Shares Issued in Reinvestment of Distributions	–	–
Total	93,543	61,242
Less Shares Redeemed	(269,309)	(948,987)
Net Decrease	(175,766)	(887,745)

Semi-Annual Report | June 30, 2017 |	125

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

	For the Period Ended June 30, 2017	For the Year Ended December 31, 2016
Westcore Mid-Cap Value Dividend Fund
Retail
Shares Sold	569,530	1,082,142
Shares Issued in Reinvestment of Distributions	–	71,781
Total	569,530	1,153,923
Less Shares Redeemed	(403,929)	(1,754,745)
Net Increase/(Decrease)	165,601	(600,822)
Institutional
Shares Sold	68,287	1,314,600
Shares Issued in Reinvestment of Distributions	–	47,931
Total	68,287	1,362,531
Less Shares Redeemed	(137,896)	(55,290)
Net Increase/(Decrease)	(69,609)	1,307,241
Westcore Mid-Cap Value Dividend Fund II
Retail
Shares Sold	416,418	503,752
Shares Issued in Reinvestment of Distributions	–	3,001
Total	416,418	506,753
Less Shares Redeemed	(1,181,983)	(6,229,591)
Net Decrease	(765,565)	(5,722,838)
Institutional
Shares Sold	357	336,642
Shares Issued in Reinvestment of Distributions	–	248
Total	357	336,890
Less Shares Redeemed	(1,522)	(3,664,982)
Net Decrease	(1,165)	(3,328,092)
Westcore Smid-Cap Value Dividend Fund
Retail
Shares Sold	31,473	12,001
Shares Issued in Reinvestment of Distributions	–	–
Total	31,473	12,001
Less Shares Redeemed	–	–
Net Increase	31,473	12,001
Institutional
Shares Sold	–	25,001
Shares Issued in Reinvestment of Distributions	–	–
Total	–	25,001
Less Shares Redeemed	(1)	–
Net Increase/(Decrease)	(1)	25,001
Westcore Small-Cap Value Dividend Fund
Retail
Shares Sold	468,264	2,285,219
Shares Issued in Reinvestment of Distributions	–	458,801
Total	468,264	2,744,020
Less Shares Redeemed	(1,268,253)	(3,345,039)
Net Decrease	(799,989)	(601,019)
Institutional
Shares Sold	1,774,984	4,086,728
Shares Issued in Reinvestment of Distributions	–	831,752
Total	1,774,984	4,918,480
Less Shares Redeemed	(1,591,198)	(4,545,471)
Net Increase	183,786	373,009

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

	For the Period Ended June 30, 2017	For the Year Ended December 31, 2016
Westcore Global Large-Cap Dividend Fund
Retail
Shares Sold	313,780	914,369
Shares Issued in Reinvestment of Distributions	44,469	183,233
Total	358,249	1,097,602
Less Shares Redeemed	(288,091)	(550,383)
Net Increase	70,158	547,219
Institutional
Shares Sold	121,670	90,085
Shares Issued in Reinvestment of Distributions	4,359	16,732
Total	126,029	106,817
Less Shares Redeemed	(81,634)	(111,238)
Net Increase/(Decrease)	44,395	(4,421)
Westcore Large-Cap Dividend Fund
Retail
Shares Sold	36,855	129,226
Shares Issued in Reinvestment of Distributions	13,709	569,682
Total	50,564	698,908
Less Shares Redeemed	(356,103)	(1,593,654)
Net Decrease	(305,539)	(894,746)
Institutional
Shares Sold	2,796	39,560
Shares Issued in Reinvestment of Distributions	744	115,732
Total	3,540	155,292
Less Shares Redeemed	(10,353)	(620,564)
Net Decrease	(6,813)	(465,272)
Westcore Micro-Cap Opportunity Fund
Retail
Shares Sold	87,627	147,345
Shares Issued in Reinvestment of Distributions	–	23,635
Total	87,627	170,980
Less Shares Redeemed	(77,063)	(788,705)
Net Increase/(Decrease)	10,564	(617,725)
Westcore International Small-Cap Fund
Retail
Shares Sold	158,625	734,530
Shares Issued in Reinvestment of Distributions	–	157,266
Total	158,625	891,796
Less Shares Redeemed	(774,915)	(4,022,039)
Net Decrease	(616,290)	(3,130,243)
Institutional
Shares Sold	263,447	1,362,878
Shares Issued in Reinvestment of Distributions	–	18,509
Total	263,447	1,381,387
Less Shares Redeemed	(109,975)	(80,012)
Net Increase	153,472	1,301,375

Semi-Annual Report | June 30, 2017 |	127

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

	For the Period Ended June 30, 2017	For the Year Ended December 31, 2016
Westcore Flexible Income Fund
Retail
Shares Sold	973,248	2,579,355
Shares Issued in Reinvestment of Distributions	140,396	271,729
Total	1,113,644	2,851,084
Less Shares Redeemed	(933,827)	(2,094,879)
Net Increase	179,817	756,205
Institutional
Shares Sold	529,829	1,182,044
Shares Issued in Reinvestment of Distributions	47,279	80,357
Total	577,108	1,262,401
Less Shares Redeemed	(584,994)	(556,940)
Net Increase/(Decrease)	(7,886)	705,461
Westcore Plus Bond Fund
Retail
Shares Sold	10,124,141	22,332,747
Shares Issued in Reinvestment of Distributions	1,692,158	3,655,334
Total	11,816,299	25,988,081
Less Shares Redeemed	(16,958,758)	(49,430,872)
Net Decrease	(5,142,459)	(23,442,791)
Institutional
Shares Sold	8,272,142	6,059,595
Shares Issued in Reinvestment of Distributions	249,083	342,491
Total	8,521,225	6,402,086
Less Shares Redeemed	(2,253,390)	(5,141,784)
Net Increase	6,267,835	1,260,302
Westcore Municipal Opportunities Fund
Retail
Shares Sold	88,439	40,002
Shares Issued in Reinvestment of Distributions	1,149	–
Total	89,588	40,002
Less Shares Redeemed	(691)	–
Net Increase	88,897	40,002
Institutional
Shares Sold	305,649	35,001
Shares Issued in Reinvestment of Distributions	2,049	–
Total	307,698	35,001
Less Shares Redeemed	(1,524)	–
Net Increase	306,174	35,001
Westcore Colorado Tax-Exempt Fund
Retail
Shares Sold	2,140,366	6,213,627
Shares Issued in Reinvestment of Distributions	217,145	470,523
Total	2,357,511	6,684,150
Less Shares Redeemed	(2,102,351)	(5,896,515)
Net Increase	255,160	787,635
Institutional
Shares Sold	1,496,769	3,010,621
Shares Issued in Reinvestment of Distributions	41,214	34,293
Total	1,537,983	3,044,914
Less Shares Redeemed	(543,773)	(437,362)
Net Increase	994,210	2,607,552

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the following Funds had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

Fund	Expiring in 2017	Expiring in 2018
Westcore Flexible Income Fund	$9,408,999	$1,064,911

Capital loss carryovers used during the year ended December 31, 2016 for Westcore Flexible Income Fund and Westcore Colorado Tax-Exempt Fund were $354,715 and $72,751, respectively.

At December 31, 2016, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Westcore Small-Cap Growth Fund	$153,024	$–
Westcore Small-Cap Growth Fund II	81,600,418	5,399,441
Westcore Mid-Cap Value Dividend Fund II	633,807	–
Westcore International Small-Cap Fund	–	11,976,236
Westcore Flexible Income Fund	–	8,042,669

The following Funds elect to defer to their fiscal year ending December 31, 2017, capital losses recognized during the period from November 1, 2016 to December 31, 2016 in the amounts of:

Fund	Capital Losses Recognized
Westcore Small-Cap Growth Fund II	$236,305
Westcore International Small-Cap Fund	34,433
Westcore Flexible Income Fund	30,292
Westcore Colorado Tax-Exempt Fund	729,815

The following Funds elect to defer to their fiscal year ending December 31, 2017, late year ordinary losses recognized during the period from  November 1, 2016 to December 31, 2016 in the amounts of:

Fund	Ordinary Losses Recognized
Westcore Mid-Cap Value Dividend Fund	$57
Westcore Global Large-Cap Dividend Fund	11,277
Westcore International Small-Cap Fund	594,556

Semi-Annual Report | June 30, 2017 |	129

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Small-Cap Growth, Westcore Small-Cap Growth II, Westcore Mid-Cap Value Dividend, Westcore Mid-Cap Value Dividend II, Westcore Smid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond, Westcore Municipal Opportunities and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Large-Cap Dividend and Westcore Global Large-Cap Dividend Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid in 2016 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Income
Westcore Mid-Cap Value Dividend Fund	$1,355,480	$2,028,031	–
Westcore Mid-Cap Value Dividend Fund II	15,152	–	–
Westcore Small-Cap Value Dividend Fund	3,249,790	15,296,378	–
Westcore Global Large-Cap Dividend Fund	803,147	1,364,268	–
Westcore Large-Cap Dividend Fund	135,826	4,360,659	–
Westcore Micro-Cap Opportunity Fund	44,312	403,967	–
Westcore International Small-Cap Fund	2,677,817	–	–
Westcore Flexible Income Fund	3,164,306	–	–
Westcore Plus Bond Fund	43,920,640	330,320	–
Westcore Colorado Tax-Exempt Fund	334,063	509,266	5,515,566

For the year ended 2016 Westcore Small-Cap Growth Fund and Westcore Small-Cap Growth Fund II had no distributions. For the year ended 2016 both Westcore Smid-Cap Value Fund and Westcore Municipal Opportunities Fund had no distributions.

As of June 30, 2017, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Westcore Small-Cap Growth Fund	$1,059,606	$(151,305)	$908,301	$4,274,272
Westcore Small-Cap Growth Fund II	4,302,407	(1,596,218)	2,706,189	35,546,053
Westcore Mid-Cap Value Dividend Fund	10,880,524	(4,138,163)	6,742,361	77,419,475
Westcore Mid-Cap Value Dividend Fund II	1,636,360	(2,123,785)	(487,425)	33,249,319
Westcore Smid-Cap Value Dividend Fund	24,509	(42,111)	(17,602)	690,990
Westcore Small-Cap Value Dividend Fund	29,831,776	(10,855,364)	18,976,412	185,874,703
Westcore Global Large-Cap Dividend Fund	9,114,413	(916,400)	8,198,013	45,014,910
Westcore Large-Cap Dividend Fund	1,261,683	(497,987)	763,696	10,352,804
Westcore Micro-Cap Opportunity Fund	2,403,864	(285,332)	2,118,532	11,593,809
Westcore International Small-Cap Fund	25,138,279	(917,447)	24,220,832	48,323,749
Westcore Flexible Income Fund	2,681,129	(2,584,195)	96,934	78,231,123
Westcore Plus Bond Fund	37,434,486	(8,972,231)	28,462,255	1,189,217,130
Westcore Municipal Opportunities Fund	54,511	(6,227)	48,284	4,887,672
Westcore Colorado Tax-Exempt Fund	3,613,598	(1,624,994)	1,988,604	240,636,781

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Small-Cap Growth Fund	1.00%
Westcore Small-Cap Growth Fund II	0.65%
Westcore Mid-Cap Value Dividend Fund	0.65%*
Westcore Mid-Cap Value Dividend Fund II	0.65%
Westcore Smid-Cap Value Dividend Fund	0.80%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Global Large-Cap Dividend Fund	0.65%
Westcore Large-Cap Dividend Fund	0.65%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Municipal Opportunities Fund	0.40%
Westcore Colorado Tax-Exempt Fund	0.40%

*	Prior to April 30, 2017, the advisory fee was 0.75%.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. Denver Investments receives 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed in the Statement of Operations.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed, during the period ended June 30, 2017 and until at least April 30, 2018, that the Net Annual Fund Operating Expenses for the following shares of the Funds will not exceed the amounts shown in the table below.

Westcore Small-Cap Growth Fund – Retail Class	1.24%*
Westcore Small-Cap Growth Fund II – Institutional Class	1.15%
Westcore Mid-Cap Value Dividend Fund – Retail Class	1.15%*
Westcore Mid-Cap Value Dividend Fund II – Retail Class	1.15%
Westcore Smid-Cap Value Dividend Fund – Retail Class	1.20%
Westcore Small-Cap Value Dividend Fund – Retail Class	1.30%
Westcore Global Large-Cap Dividend Fund – Retail Class	0.99%
Westcore Large-Cap Dividend Fund – Retail Class	0.89%*
Westcore Micro-Cap Opportunity Fund – Retail Class	1.30%
Westcore International Small-Cap Fund – Retail Class	1.50%**
Westcore Flexible Income Fund – Retail Class	0.85%
Westcore Plus Bond Fund – Retail Class	0.55%
Westcore Municipal Opportunities Fund – Retail Class	0.65%
Westcore Colorado Tax-Exempt Fund – Retail Class	0.65%

Semi-Annual Report | June 30, 2017 |	131

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

*

Prior to April 30, 2017, the expense caps for Westcore Small-Cap Growth Fund Retail Class, Westcore Large-Cap Dividend Fund Retail Class and Westcore Mid-Cap Value Dividend Fund Retail Class were 1.30%, 1.15% and 1.25%, respectively.

**
The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds’ Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Denver Investments has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2017 until at least April 30, 2018. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. Without such fee waivers, for the six months ended June 30, 2017, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Westcore Small-Cap Growth Fund	2.94%
Westcore Mid-Cap Value Dividend Fund	1.03%
Westcore Mid-Cap Value Dividend Fund II	1.18%
Westcore Smid-Cap Value Dividend Fund	16.92%
Westcore Small-Cap Value Dividend Fund	1.24%
Westcore Global Large-Cap Dividend Fund	1.10%
Westcore Large-Cap Dividend Fund	1.57%
Westcore International Small-Cap Fund	1.61%
Westcore Flexible Income Fund	0.78%
Westcore Plus Bond Fund	0.56%
Westcore Municipal Opportunities Fund	3.62%
Westcore Colorado Tax-Exempt Fund	0.63%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

An officer of the Funds is also an officer of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The Trustees have also appointed a President of the Trust who is also a Trustee. In addition to Trustee compensation, the President receives a fee per each regularly scheduled Board meeting.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of June 30, 2017 is $587,665.

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Funds’ assets:

Westcore Small-Cap Growth Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$5,027,347	$–	$–	$5,027,347
Money Market Mutual Funds	155,226	–	–	155,226
Total	$5,182,573	$–	$–	$5,182,573

Westcore Small-Cap Growth Fund II
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$35,608,466	$–	$–	$35,608,466
Money Market Mutual Funds	2,643,776	–	–	2,643,776
Total	$38,252,242	$–	$–	$38,252,242

Westcore Mid-Cap Value Dividend Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$83,747,300	$–	$–	$83,747,300
Money Market Mutual Funds	413,816	–	–	413,816
Short Term Investments	–	720	–	720
Total	$84,161,116	$720	$–	$84,161,836

Westcore Mid-Cap Value Dividend Fund II
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$31,886,366	$–	$–	$31,886,366
Money Market Mutual Funds	875,254	–	–	875,254
Short Term Investments	–	274	–	274
Total	$32,761,620	$274	$–	$32,761,894

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

Westcore Smid-Cap Value Dividend Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$667,607	$–	$–	$667,607
Money Market Mutual Funds	5,781	–	–	5,781
Total	$673,388	$–	$–	$673,388

Westcore Small-Cap Value Dividend Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$199,427,553	$–	$–	$199,427,553
Money Market Mutual Funds	5,423,562	–	–	5,423,562
Total	$204,851,115	$–	$–	$204,851,115

Westcore Global Large-Cap Dividend Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$51,211,309	$–	$–	$51,211,309
Money Market Mutual Funds	2,001,614	–	–	2,001,614
Total	$53,212,923	$–	$–	$53,212,923

Westcore Large-Cap Dividend Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$11,078,082	$–	$–	$11,078,082
Money Market Mutual Funds	38,418	–	–	38,418
Total	$11,116,500	$–	$–	$11,116,500

Westcore Micro-Cap Opportunity Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$13,013,561	$–	$–	$13,013,561
Rights and Warrants	–	–	4,361	4,361
Money Market Mutual Funds	694,419	–	–	694,419
Total	$13,707,980	$–	$4,361	$13,712,341

Westcore International Small-Cap Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$71,771,349	$–	$–	$71,771,349
Money Market Mutual Funds	773,232	–	–	773,232
Total	$72,544,581	$–	$–	$72,544,581

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$185,393	$–	$185,393
Liabilities
Forward Foreign Currency Contracts	–	(307,775)	–	(307,775)
Total	$–	$(122,382)	$–	$(122,382)

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

Westcore Flexible Income Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock	$1,315,792	$–	$–	$1,315,792
Exchange Traded Funds	632,400	–	–	632,400
Corporate Bonds	–	70,311,132	–	70,311,132
Commercial Mortgage-Backed Securities	–	1,296,095	1,585,792	2,881,887
Residential Mortgage-Backed Securities	–	673,199	–	673,199
Money Market Mutual Funds	2,513,647	–	–	2,513,647
Total	$4,461,839	$72,280,426	$1,585,792	$78,328,057

Westcore Plus Bond Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock
Financial Institutions	$7,972,644	$1,152,844	$–	$9,125,488
Corporate Bonds	–	461,196,273	–	461,196,273
Municipal Bonds	–	114,091,759	–	114,091,759
Asset Backed Securities	–	78,211,777	–	78,211,777
Collateralized Loan Obligations	–	18,538,423	–	18,538,423
Commercial Mortgage-Backed Securities	–	40,240,239	4,052,581	44,292,820
Mortgage-Backed Securities Passthrough	–	309,920,185	–	309,920,185
Residential Mortgage-Backed Securities	–	22,135,067	–	22,135,067
U.S. Treasury Bonds & Notes	–	135,429,495	–	135,429,495
Money Market Mutual Funds	24,738,098	–	–	24,738,098
Total	$32,710,742	$1,180,916,062	$4,052,581	$1,217,679,385

Westcore Municipal Opportunities Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$4,703,555	$–	$4,703,555
Money Market Mutual Funds	232,401	–	–	232,401
Total	$232,401	$4,703,555	$–	$4,935,956

Westcore Colorado Tax-Exempt Fund
Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$234,629,646	$–	$234,629,646
Money Market Mutual Funds	7,995,739	–	–	7,995,739
Total	$7,995,739	$234,629,646	$–	$242,625,385

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result

Semi-Annual Report | June 30, 2017 |	135

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of June 30, 2017 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2016.

The Westcore International Small-Cap Fund had the following transfers in/(out) of Level 1 and Level 2 at June 30, 2017:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$3,578,187	$–	$–	$(3,578,187)
Total	$3,578,187	$–	$–	$(3,578,187)

There were no significant Level 3 securities held in any of the Funds, except Westcore Flexible Income and Westcore Plus Bond Funds, as of June 30, 2017.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
Investments in Securities	Balance as of December 31, 2016	Accrued discount/premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Paydowns	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2017
Commercial Mortgage-Backed Securities	$1,603,359	$9,344	$–	$–	$27,447	$–	$(54,358)	$–	$–	$1,585,792	$27,447
Total	$1,603,359	$9,344	$–	$–	$27,447	$–	$(54,358)	$–	$–	$1,585,792	$27,447

Westcore Plus Bond Fund
Investments in Securities	Balance as of December 31, 2016	Accrued discount/premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Paydowns	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2017
Commercial Mortgage-Backed Securities	$4,097,474	$23,879	$–	$(16,675)	$70,144	$–	$(122,241)	$–	$–	$4,052,581	$70,144
Total	$4,097,474	$23,879	$–	$(16,675)	$70,144	$–	$(122,241)	$–	$–	$4,052,581	$70,144

*	Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2017:

Westcore Flexible Income Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 6/30/2017	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	$1,585,792	Adjusted Spread Pricing*	Comparability Adjustment Liquidity Adjustment	0.80 1.00	% %
Total	$1,585,792

Westcore Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 6/30/2017	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	$4,052,581	Adjusted Spread Pricing*	Comparability Adjustment Liquidity Adjustment	0.80 1.00	% %
Total	$4,052,581

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Comparability Adjustment	Decrease	Increase
Liquidity Adjustment	Decrease	Increase

Semi-Annual Report | June 30, 2017 |	137

Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the six months ended June 30, 2017, the Fund had average forward foreign currency contract values to buy and sell of $26,365,583 and  $21,878,292, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017 is as follows:

Westcore International Small-Cap Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$185,393	Unrealized loss on forward foreign currency contracts	$307,775
Total		$185,393		$307,775

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2017 is as follows:

Westcore International Small-Cap Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts/ Change in unrealized net appreciation/(depreciation) on forward foreign currency contracts	$399,017	$(145,727)
Total		$399,017	$(145,727)

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Westcore Funds	Notes to Financial Statements

June 30, 2017 (Unaudited)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2017 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Westcore Small-Cap Growth Fund	$1,794,493	$1,722,394
Westcore Small-Cap Growth Fund II	11,604,275	15,230,915
Westcore Mid-Cap Value Dividend Fund	40,019,356	32,971,835
Westcore Mid-Cap Value Dividend Fund II	14,329,401	17,332,465
Westcore Smid-Cap Value Dividend Fund	609,282	296,019
Westcore Small-Cap Value Dividend Fund	90,943,479	93,168,723
Westcore Global Large-Cap Dividend Fund	4,409,434	3,390,964
Westcore Large-Cap Dividend Fund	–	3,249,662
Westcore Micro-Cap Opportunity Fund	6,665,247	6,760,937
Westcore International Small-Cap Fund	13,530,086	21,476,917
Westcore Flexible Income Fund	16,596,005	15,223,200
Westcore Plus Bond Fund	193,739,860	185,428,040
Westcore Municipal Opportunities Fund	8,015,177	4,104,220
Westcore Colorado Tax-Exempt Fund	71,601,083	53,092,651

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2017, were as follows:

Fund	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
Westcore Plus Bond Fund	$63,792,577	$37,447,703

9. SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Semi-Annual Report | June 30, 2017 |	139

Westcore Trustees and Officers:
Mary K. Anstine, Chairman
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Douglas M. Sparks, Trustee
Janice M. Teague, President & Trustee
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jill A. Kerschen, Asst. Treasurer
Richard C. Noyes, Secretary

Westcore Funds®
Denver Investments

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC's website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC120

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	September 8, 2017

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 8, 2017